                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant                              [X]
Filed by a Party other than the Registrant           [ ]

         Check the appropriate box:

[ ]      Preliminary Proxy Statement         [ ]     Confidential, for Use of
                                                     the Commission Only
                                                     (as permitted by
                                                     Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive additional materials
[ ]      Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                           SCUDDER VARIABLE SERIES II

                (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

(2)  Form, Schedule or Registration Statement no.:

(3)  Filing Party:

(4)  Date Filed:

[LOGO] Scudder
Investments

important news

FOR SCUDDER VARIABLE SERIES II SHAREHOLDERS AND CONTRACT OWNERS

Scudder Aggressive Growth Portfolio      Scudder Money Market Portfolio
Scudder Blue Chip Portfolio              Scudder Small Cap Growth Portfolio
Scudder Contrarian Value Portfolio       Scudder Technology Growth Portfolio
Scudder Global Blue Chip Portfolio       Scudder Total Return Portfolio
Scudder Government Securities Portfolio  SVS Dreman Financial Services Portfolio
Scudder Growth Portfolio                 SVS Dreman High Return Equity Portfolio
Scudder High Yield Portfolio             SVS Dreman Small Cap Value Portfolio
Scudder Investment Grade Bond            SVS Focus Value+Growth Portfolio
  Portfolio                              SVS Growth and Income Portfolio
                                         SVS Growth Opportunities Portfolio
                                         SVS Index 500 Portfolio

While we encourage you to read the full text of the enclosed Proxy Statement, here's a brief overview of some matters affecting your Portfolio that will be the subject of a shareholder vote.

--------------------------------------------------
                                                                            Q&A
Q  What is happening?

A On December 3, 2001, Zurich Financial Services ("Zurich Financial"), the majority owner of Zurich Scudder Investments, Inc., your Portfolio's investment manager ("Scudder"), entered into a Transaction Agreement with Deutsche Bank AG ("Deutsche Bank"). Under the Transaction Agreement, Deutsche Bank will acquire 100% of Scudder, not including certain U.K. operations which will be retained by the Zurich Financial entities. Following this transaction (the "Transaction"), Scudder will become part of Deutsche Asset Management and will change its name. Your Portfolio will continue to be branded and marketed as a "Scudder" fund.

As a result of the sale of Scudder to Deutsche Bank, your Portfolio's investment management agreement with Scudder will terminate. In order for Scudder to continue to serve as investment manager of your Portfolio, the Portfolio's shareholders must approve a new investment management agreement. The enclosed Proxy Statement gives you additional information on Deutsche Bank and the proposed new investment management agreement as well as certain other matters. You are being asked to vote on the new investment management agreement for your Portfolio, as well as, if you are a shareholder of SVS Focus Value+Growth Portfolio, SVS Dreman Small Cap Value Portfolio, SVS Dreman Financial Services Portfolio, SVS Dreman High Return

--------------------------------------------------------------------------------
                                                              February 21, 2002

Q&A continued

--------------------------------------------------------------------------------

Equity Portfolio, SVS Growth and Income Portfolio or SVS Growth Opportunities Portfolio, new sub-advisory agreements. The Board members of your Portfolio, including those who are not affiliated with Scudder or Deutsche Bank, unanimously recommend that you vote FOR the approval of the new investment management agreement for your Portfolio and each other proposal applicable to your Portfolio.

Q Why am I being asked to vote on the proposed new investment management agreement?

A The Investment Company Act of 1940, which regulates mutual funds in the United States such as your Portfolio, requires a shareholder vote to approve a new investment management agreement whenever there is a "change in control" of a fund's investment manager. The proposed sale of Scudder to Deutsche Bank will result in such a change of control and therefore requires shareholder approval of a new investment management agreement with your Portfolio in order for Scudder to continue serving as your Portfolio's investment manager.

Q What will happen if shareholders do not approve the new investment management agreement?

A If shareholders do not approve the new investment management agreement and the Transaction with Deutsche Bank is completed, the current investment management agreement will terminate and your Portfolio's Board will take such action as it deems to be in the best interests of your Portfolio, including entering into an interim investment management agreement with Scudder. This is discussed in more detail in the enclosed Proxy Statement under "Additional Information."

Q How will the Transaction with Deutsche Bank affect me as a Portfolio shareholder?

A Your investment in your Portfolio will not change as a result of the Transaction. You will still own the same shares in the same Portfolio, and the value of your investment will not change as a result of the Transaction with Deutsche Bank. Your Portfolio's investment management agreement will still be with Scudder except that Scudder will be combined with and integrated into Deutsche Bank's investment management organization and, as described more fully in the enclosed Proxy Statement, many of the personnel and resources of Deutsche Asset Management will be involved in managing your Portfolio.

The terms of the new investment management agreement are substantially identical to the terms of the current investment management agreement, except that Scudder would be authorized, subject to further Board approval, to appoint certain affiliates as sub-advisers. Scudder will retain full responsibility for the actions of any such sub-advisers.

--------------------------------------------------------------------------------
                                               (continued on inside back cover)

                                                              February 21, 2002

Dear Shareholder:

   The Zurich Financial Services ("Zurich Financial") entities that currently own a majority of Zurich Scudder Investments, Inc. ("Scudder") have entered into a Transaction Agreement with Deutsche Bank AG ("Deutsche Bank"). Under the Transaction Agreement, Deutsche Bank will acquire 100% of Scudder, not including certain Scudder U.K. operations, which will be retained by the Zurich Financial entities (the "Transaction"). Following the Transaction, Scudder will become part of Deutsche Asset Management, the marketing name in the United States for the asset management activities of Deutsche Bank and certain of its subsidiaries, and will change its name. Because of the Transaction, it is necessary for the shareholders of each of the funds for which Scudder acts as investment manager, including your Portfolio, to approve a new investment management agreement in order for Scudder to continue serving as investment manager.

   The following important facts about the Transaction are outlined below:

   . The Transaction will have no effect on the number of shares you own or the value of those shares.

   . The investment management fee rate applicable to your Portfolio under the new investment management agreement is the same as that currently in effect, except that the rate paid by the SVS Index 500 Portfolio will be lower following the Transaction.

   . Your Portfolio's investment management agreement will still be with Scudder, and, except as noted below, the terms of the new investment management agreement will be substantially identical to the terms of the current investment management agreement. Scudder will be combined with and integrated into Deutsche Bank's investment management organization, and many of the personnel and resources of Deutsche Asset Management will be involved in managing your Portfolio. Under the new investment management agreement, Scudder would be authorized, subject to further Board approval, to appoint certain affiliates as sub-advisers. Scudder will retain full responsibility for the actions of any such sub-advisers.


   . The members of your Portfolio's Board, including those who are not affiliated with Scudder or Deutsche Bank, have carefully reviewed the proposed Transaction and unanimously recommend you vote in favor of the new investment management agreement.

   You are also being asked to approve certain other matters that have been set forth in the Notice of Special Meeting of Shareholders.

   Please take the time to read the enclosed materials.

   The question and answer section that begins on the front cover of the Proxy Statement discusses the proposals that require shareholder approval. The Proxy Statement itself provides greater detail about the proposals, why they are being made and how they apply to your Portfolio. The Board recommends that you read the enclosed materials carefully and vote in favor of each proposal.

   To vote, simply fill out the enclosed proxy card(s)--be sure to sign and date it--and return it to us in the enclosed postage-paid envelope. If you prefer, you can save time by voting through the Internet or by telephone as described on the enclosed proxy card(s). Because all of the funds for which Scudder acts as investment manager are holding shareholder meetings regarding these and other issues, you may receive more than one proxy card. If so, please vote each one.

   Your vote is very important to us. If we do not hear from you by March 8, 2002, our proxy solicitor may contact you. Thank you for your response and for your continued investment with Scudder.

Respectfully,

/s/ MARK S. CASADY
Mark S. Casady
President

                          SCUDDER VARIABLE SERIES II

                      Scudder Aggressive Growth Portfolio
                          Scudder Blue Chip Portfolio
                      Scudder Contrarian Value Portfolio
                      Scudder Global Blue Chip Portfolio
                    Scudder Government Securities Portfolio
                           Scudder Growth Portfolio
                         Scudder High Yield Portfolio
                    Scudder Investment Grade Bond Portfolio
                        Scudder Money Market Portfolio
                      Scudder Small Cap Growth Portfolio
                      Scudder Technology Growth Portfolio
                        Scudder Total Return Portfolio
                    SVS Dreman Financial Services Portfolio
                    SVS Dreman High Return Equity Portfolio
                     SVS Dreman Small Cap Value Portfolio
                       SVS Focus Value+Growth Portfolio
                        SVS Growth and Income Portfolio
                      SVS Growth Opportunities Portfolio
                            SVS Index 500 Portfolio

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

   Please take notice that a Special Meeting of Shareholders (the "Meeting") of each portfolio listed above (each such portfolio is referred to herein as a "Portfolio" and, collectively, the "Portfolios"), each a series of Scudder Variable Series II, will be held at the offices of Zurich Scudder Investments, Inc., 13/th Floor, Two International Place, Boston, Massachusetts 02110-4103, on March 28, 2002, at 4:00 p.m., Eastern time, for the following purposes and to transact such other business, if any, as may properly come before the
Meeting:

    Proposal 1:  For each Portfolio, to approve a new investment management agreement for the Portfolio with Zurich Scudder Investments, Inc.;

    Proposal 2:  (For shareholders of SVS Focus Value+Growth Portfolio, SVS
                 Dreman Small Cap Value Portfolio, SVS Dreman Financial
                 Services Portfolio and SVS Dreman High Return Equity Portfolio
                 only) to approve a new sub-advisory agreement for each Portfolio between the Portfolio's investment manager and Dreman Value Management, L.L.C.;

    Proposal 3:  (For shareholders of SVS Focus Value+Growth Portfolio only) to approve a new sub-advisory agreement between the Portfolio's investment manager and Jennison Associates LLC; and

    Proposal 4:  (For shareholders of SVS Growth and Income Portfolio and SVS
                 Growth Opportunities Portfolio only) to approve a new sub-advisory agreement for each Portfolio between the Portfolio's investment manager and Janus Capital Corporation.

   The Board of each Portfolio unanimously recommends that shareholders vote FOR all applicable Proposals.

   The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

   Holders of record of shares of each Portfolio at the close of business on February 15, 2002 are entitled to vote at the Meeting and at any adjournments or postponements thereof. Shareholders are entitled to one vote for each share held.

   In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting with respect to one or more Portfolios, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to that Proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares of the concerned Portfolio present in person or by proxy at the Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote AGAINST any such adjournment those proxies to be voted against that Proposal.

                                                          By Order of the Board,

                                                               /s/ JOHN MILLETTE
                                                                   John Millette
                                                                       Secretary

  February 21, 2002

  IMPORTANT--We urge you to sign and date the enclosed proxy card(s) and return it in the enclosed addressed envelope which requires no postage (or to take advantage of the electronic or telephonic voting procedures described on the proxy card(s)). Your prompt return of the enclosed proxy card(s) (or your voting by other available means) may save the necessity of further solicitations. If you wish to attend the Meeting and vote your shares in person at that time, you will still be able to do so.

                                                              February 21, 2002

                          SCUDDER VARIABLE SERIES II

                      Scudder Aggressive Growth Portfolio
                          Scudder Blue Chip Portfolio
                      Scudder Contrarian Value Portfolio
                      Scudder Global Blue Chip Portfolio
                    Scudder Government Securities Portfolio
                           Scudder Growth Portfolio
                         Scudder High Yield Portfolio
                    Scudder Investment Grade Bond Portfolio
                        Scudder Money Market Portfolio
                      Scudder Small Cap Growth Portfolio
                      Scudder Technology Growth Portfolio
                        Scudder Total Return Portfolio
                    SVS Dreman Financial Services Portfolio
                    SVS Dreman High Return Equity Portfolio
                     SVS Dreman Small Cap Value Portfolio
                       SVS Focus Value+Growth Portfolio
                        SVS Growth and Income Portfolio
                      SVS Growth Opportunities Portfolio
                            SVS Index 500 Portfolio

                           222 South Riverside Plaza
                            Chicago, Illinois 60606

                                PROXY STATEMENT

                                    General

   This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board," the Trustees of which are referred to as the "Trustees") of Scudder Variable Series II (the "Trust") in connection with the Special Meeting of Shareholders of each portfolio listed above (each portfolio is referred to herein as a "Portfolio" and, collectively, the "Portfolios"), to be held at the offices of Zurich Scudder Investments, Inc., investment manager of each Portfolio ("Scudder" or the "Investment Manager"), 13th Floor, Two International Place, Boston, Massachusetts 02110-4103, on March 28, 2002, at 4:00 p.m., Eastern time, or at such later time made necessary by any and all adjournments or postponements thereof (the "Meeting").

   Proposal 1 relates to the approval of a new investment management agreement for each Portfolio, Proposal 2 is only relevant to shareholders of SVS Focus Value+Growth Portfolio, SVS Dreman Small Cap Value Portfolio, SVS Dreman Financial Services Portfolio and SVS Dreman High Return Equity Portfolio and relates to the approval of a new sub-advisory agreement for each Portfolio with Dreman Value Management, L.L.C., Proposal 3 is only relevant to shareholders of SVS Focus Value+Growth Portfolio and relates to the approval of a new sub-advisory agreement with Jennison Associates LLC, and Proposal 4 is only relevant to shareholders of SVS Growth and Income Portfolio and SVS Growth Opportunities Portfolio and relates to the approval of a new sub-advisory agreement for each Portfolio with Janus Capital Corporation. As discussed below, shareholder approval of the Proposals will have no effect upon the investment management fee rates currently in effect, except that the rate paid by the SVS Index 500 Portfolio will be lower following the transaction described below under "Information Concerning the Transaction and Deutsche Bank."

   Each Portfolio is available exclusively as a funding vehicle for variable life insurance policies ("VLI contracts") and variable annuity contracts ("VA contracts") offered by the separate accounts, or subaccounts thereof, of certain life insurance companies ("Participating Insurance Companies"). Individual VLI and VA contract owners are not the "shareholders" of the Portfolios. Rather, the Participating Insurance Companies and their separate accounts are the shareholders. To the extent required to be consistent with interpretations of voting requirements by the staff of the Securities and Exchange Commission, each Participating Insurance Company will offer to contract owners the opportunity to instruct it as to how it should vote shares held by it and the separate accounts on the items to be considered at the Meeting. This Proxy Statement is, therefore, furnished to contract owners entitled to give voting instructions with regard to the Portfolios. This Proxy Statement, the Notice of Special Meeting and the proxy card(s) are first being mailed to shareholders and contract owners on or about February 21, 2002 or as soon as practicable thereafter.

   The Trust's Board unanimously recommends that shareholders vote FOR all Proposals. The vote required to approve these Proposals is described below under "Additional Information."

   In the descriptions of the Proposals below, for simplicity, actions are described as being taken by a Portfolio that is a series of the Trust, although all actions are actually taken by the Trust on behalf of the applicable Portfolio.

   Each Portfolio provides periodic reports to its shareholders that highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the most recent annual report for a Portfolio and a copy of any more recent semi-annual report, without charge. To request these reports, Allmerica customers (all Gateway contracts) should call (800) 782-8380. All Zurich Life customers (all Destinations contracts) should call (800) 621-5001 or consult with your quarterly statement if your contract is serviced through another insurance provider.

   The following table identifies the Portfolios entitled to vote on each Proposal.

                                                                          SVS Dreman Small     SVS Growth
                                                                        Cap Value Portfolio,   and Income
                                                                        SVS Dreman Financial  Portfolio and
                                                           SVS Focus   Services Portfolio and  SVS Growth
                                                          Value+Growth    SVS Dreman High     Opportunities
                                                           Portfolio       Return Equity        Portfolio
                  Proposal                    All Funds       Only         Portfolio Only         Only
                  --------                   ------------ ------------ ---------------------- -------------
1. To approve a new investment management    (check mark)
   agreement for the Portfolio with Scudder.

2. To approve a new sub-advisory agreement                (check mark)      (check mark)
   for each Portfolio between the Portfolio's
   investment manager and Dreman Value
   Management, L.L.C.

3. To approve a new sub-advisory agreement                (check mark)
   between the Portfolio's investment manager
   and Jennison Associates LLC.

4. To approve a new sub-advisory agreement                                                    (check mark)
   for each Portfolio between the Portfolio's
   investment manager and Janus Capital
   Corporation.

                         Proposal 1:  Approval of New
                        Investment Management Agreement

Introduction

   Scudder acts as the investment manager to each Portfolio pursuant to an investment management agreement entered into by each Portfolio and Scudder (each, a "Current Investment Management Agreement" and collectively, the "Current Investment Management Agreements"). On December 3, 2001, Zurich Financial Services ("Zurich Financial"), which through subsidiaries currently owns a majority of the common stock of Scudder, entered into a Transaction Agreement with Deutsche Bank AG ("Deutsche Bank"). The Transaction Agreement contemplates that the Zurich Financial entities currently owning a majority of Scudder's common stock will acquire the balance of the common stock of Scudder so that the Zurich Financial entities as a group comprise the sole stockholder of Scudder. Deutsche Bank will then acquire 100% of Scudder, not including certain U.K. operations (known as Threadneedle Investments), from the Zurich Financial entities. Following this transaction, Scudder will become part of Deutsche Asset Management, the marketing name in the U.S. for the asset management activities of Deutsche Bank and certain of its subsidiaries. The foregoing is referred to as the "Transaction." Deutsche Bank, a global financial institution, manages, directly and through its wholly owned subsidiaries, more than $500 billion in assets (as of December 31, 2001), including approximately $53 billion of assets in open- and closed-end investment companies managed in the United States.

   Consummation of the Transaction would constitute an "assignment," as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of each Portfolio's Current Investment Management Agreement with Scudder. As required by the 1940 Act, each of the Current Investment Management Agreements provides for its automatic termination in the event of its assignment. In anticipation of the Transaction, a new investment management agreement (each, a "New Investment Management Agreement" and collectively, the "New Investment Management Agreements" and, together with the Current Investment Management Agreements, the "Investment Management Agreements") between each Portfolio and Scudder is being proposed for approval by shareholders of each Portfolio. The form of New Investment Management Agreement is attached hereto as Exhibit A. The terms of the New Investment Management Agreement for each Portfolio are substantially identical to the terms of the corresponding Current Investment Management Agreement, except that, under the New Investment Management Agreement, Scudder would be authorized, subject to further Board approval, to appoint certain affiliates as sub-advisers. See "Differences Between the Current and New Investment Management Agreements." The material terms of each Current Investment Management Agreement are described under "Description of the Current Investment Management Agreements" below.

   In the event that the Transaction does not, for any reason, occur, each Current Investment Management Agreement will continue in effect in accordance with its terms.

   The information set forth in this Proxy Statement and any accompanying materials concerning the Transaction, the Transaction Agreement, Zurich Financial, Deutsche Bank and their respective affiliates has been provided to the Trust by Zurich Financial and Deutsche Bank.

Board Approval and Recommendation

   On February 4, 2002, the Board of the Trust, including each Trustee who is not an "interested person" (an "Interested Person") of the Investment Manager, Deutsche Bank or the Trust within the meaning of the 1940 Act (each is referred to as a "Non-interested Trustee"), voted unanimously to approve the New Investment Management Agreements and to recommend their approval to shareholders.

   For information about the Board's deliberations and the reasons for its recommendation, please see "Board Considerations" below.

   The Board of the Trust unanimously recommends that its shareholders vote in favor of the approval of the New Investment Management Agreement for that Portfolio.

Information Concerning the Transaction and Deutsche Bank

  Description of the Transaction

   On December 3, 2001, the majority owners of Scudder entered into a Transaction Agreement with Deutsche Bank. Under the Transaction Agreement, Deutsche Bank will acquire 100% of Scudder, not including certain U.K. operations (known as Threadneedle Investments), for approximately $2.5 billion. Following this Transaction, it is proposed that Scudder will change its name to Deutsche Investment Management (Americas) Inc. and will become part of Deutsche Asset Management, expected to be the world's fourth largest asset management firm based on assets under management.

   The Transaction will take place in three steps:

    . First, in a merger pursuant to a separate Merger Agreement, the Zurich Financial entities that now own approximately 82% of Scudder's common stock will acquire the approximately 18% of Scudder's common stock now owned by Scudder's employee and retired employee stockholders. The employee and retired employee stockholders will receive cash for their shares, and the Security Holders Agreement among the current Scudder stockholders will terminate.

    . Second, Scudder will transfer its ownership interest in Threadneedle Investments to the Zurich Financial entities that will then own 100% of Scudder's common stock. As a result, Threadneedle Investments will no longer be a part of Scudder.

    . Finally, the Zurich Financial entities will sell 100% of the common stock of Scudder to Deutsche Bank for $2.5 billion, subject to certain adjustments.

   In connection with the Transaction, Zurich Financial has also agreed to acquire Deutsche Bank's European insurance businesses for EUR 1.5 billion; Deutsche Bank has agreed to acquire Zurich Financial's German and Italian asset management businesses in exchange for a financial agent network and a real estate and mutual fund consulting business owned by Deutsche Bank; and Deutsche Bank and Zurich Financial have entered into a broad strategic cooperation agreement. Information about Deutsche Bank is provided below under "Deutsche Bank."

   As discussed in the "Introduction" above, under the 1940 Act, the Transaction will cause all the current investment management agreements with registered funds managed by Scudder to terminate automatically. Client consents also will be required for the continuation of other Scudder advisory agreements. If a New Investment Management Agreement is not approved by a Portfolio's shareholders, the Current Investment Management Agreement would terminate upon completion of the acquisition of Scudder by Deutsche Bank. If such a termination were to occur, the Board of the affected Portfolio would make such arrangements for the management of that Portfolio's investments as it deems appropriate and in the best interests of that Portfolio, including (without limitation) re-submitting this Proposal for shareholder approval and/or entering into an interim investment management agreement with Scudder.

   The Transaction by which Deutsche Bank intends to acquire Scudder is subject to a number of conditions that are contained in the Transaction Agreement, including the approval of clients, including the Portfolios, representing at least 80% of Scudder's assets under management as of June 30, 2001. In addition, these conditions include, among others, the receipt of all material consents, approvals, permits and authorizations from appropriate governmental entities; the absence of any temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the Transaction; that certain key agreements relating to the strategic partnership between Deutsche Bank and Zurich Financial are in full force and effect and all of the conditions in those agreements have been satisfied or waived; the representations and warranties of the parties to the Transaction are true and correct with such exceptions as would not have a material adverse effect on Scudder; the parties to the Transaction have performed in all material respects all obligations and covenants that they are required to perform; and the parties to the Transaction have delivered appropriate certificates and resolutions as to the authorizations in connection with the Transaction. The Transaction is expected to close early in the second quarter of 2002.

   Under the Transaction Agreement and the Merger Agreement, Scudder and its majority owners have agreed that they will, and will cause each of Scudder's subsidiaries engaged in the investment management business to, use their reasonable best efforts to ensure the satisfaction of the conditions set forth in Section 15(f) of the 1940 Act, as discussed under "Board Considerations," below.

   Appendix 1 provides information regarding Scudder's current business, including its stockholders, directors and officers.

  Deutsche Bank

   Deutsche Bank is a leading integrated provider of financial services to institutions and individuals throughout the world. It is organized in Germany and is a publicly traded entity. Its shares trade on many exchanges including the New York Stock Exchange and Xetra (German Stock Exchange). It is engaged in a wide range of financial services, including retail, private and commercial banking, investment banking and insurance. Deutsche Bank has combined all of its investment management businesses to form Deutsche Asset Management which, as of December 31, 2001, had more than $231 billion in assets under management. Deutsche Asset Management acts as investment manager to 96 U.S. open- and closed-end investment companies, which in the aggregate had approximately $53 billion in assets as of December 31, 2001.

   Deutsche Asset Management is comprised of several entities that are separately incorporated and registered as investment advisers. As proposed, Scudder will for the immediate future remain a separate entity within the Deutsche Asset Management group. Deutsche Bank intends to utilize a dual employee structure to integrate Scudder into Deutsche Asset Management. Deutsche Bank has guaranteed the obligations of each of its subsidiaries that has a contractual relationship with the Portfolios, which, following the Transaction, will include Scudder.

   As discussed above, following the Transaction, Scudder will be a part of Deutsche Asset Management, which is part of the broader Private Client and Asset Management ("PCAM") group at Deutsche Bank. At that time, Thomas Hughes will continue to be the President of Deutsche Asset Management and the Chief Executive Officer of PCAM Americas Region. Edmond D. Villani will join the existing Deutsche Asset Management Global Executive Committee, as well as serve on the Americas leadership team. Mr. Villani is the President and Chief Executive Officer of Scudder.

   Following the Transaction, 100% of the outstanding voting securities of Scudder will be held by Deutsche Bank.

Board Considerations

   On April 27, 2001, Zurich Financial announced its intent to seek a strategic transaction involving its majority owned subsidiary, Scudder. Over the course of the following months, the Non-interested Trustees met numerous times by themselves, with their legal counsel and with senior Scudder and Zurich Financial personnel to discuss Scudder's organizational structure, expectations with respect to potential transactions and the potential benefits and risks to the Portfolios and other funds managed by Scudder and their shareholders from a strategic transaction. The Non-interested Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Scudder. These basic principles were communicated to Scudder and were intended to be shared with any potential strategic partner.

   On September 23, 2001, Zurich Financial and Deutsche Bank entered into a "heads of agreement" whereby Deutsche Bank agreed, subject to a number of contingencies (including the execution of a definitive transaction agreement), to acquire 100% of Scudder (not including certain of Scudder's U.K. operations) from Zurich Financial. At a meeting on September 24, 2001, the Trustees met with senior Scudder and Deutsche Bank personnel to discuss the proposed acquisition of Scudder by Deutsche Bank, the general corporate structure of Deutsche Bank, the background of certain key employees of Deutsche Bank and Scudder's views on the proposed acquisition.

   As part of their due diligence, the Non-interested Trustees separately discussed items they wanted to raise with Deutsche Bank and Scudder in connection with the proposed transaction and directed their counsel to create lists of issues for discussion, which were provided to Scudder and Deutsche Bank. In addition, the Non-interested Trustees engaged various consultants to help them evaluate the proposed transaction.

   On October 9, 2001, the Non-interested Trustees met with the chief executive officer of Deutsche Asset Management to discuss the proposed acquisition of Scudder, Deutsche Bank's strategic views of the mutual fund business and Deutsche Bank's proposed strategy for managing the Portfolios and other funds managed by Scudder.

   On December 3, 2001, Zurich Financial and Deutsche Bank signed a definitive agreement finalizing Deutsche Bank's agreement to acquire Scudder in accordance with the "heads of agreement." Thereafter, on many occasions, the Non-interested Trustees were given extensive information about the Transaction, and Scudder and Deutsche Bank responded to numerous issues and questions raised by the Non-interested Trustees. The Non-interested Trustees met many times between December 3, 2001 and February 4, 2002 with legal counsel to discuss the Transaction and Deutsche Bank's and Scudder's responses to their issues lists and questions. They carefully reviewed the materials presented by Deutsche Bank and Scudder and met with many senior Deutsche Bank and Scudder personnel, including a meeting on January 14, 2002 with certain members of the Group Executive Committee of Deutsche Bank.

   Throughout the process, the Non-interested Trustees had the assistance of legal counsel, who advised them on, among other things, their duties and obligations. As a result of their review and consideration of the Transaction and the proposed New Investment Management Agreements, at a meeting on February 4, 2002, the Board of the Trust voted unanimously to approve the New Investment Management Agreements and to recommend them to the shareholders of each Portfolio for their approval.

   In connection with its review, the Board obtained substantial information regarding: the management, financial position and business of Deutsche Bank; the history of Deutsche Bank's business and operations; the investment performance of the investment companies advised by Deutsche Asset Management; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction; and the future plans of Deutsche Bank and Scudder with respect to Scudder's affiliated entities and the Portfolios. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that Deutsche Bank intends to bring to the combined organization and the process being followed by Deutsche Bank and Scudder to integrate their organizations. The Board also reviewed current and pro forma staffing and financial information for the combined organization, along with Deutsche Bank's plans to reduce its expenses through reduction of organizational redundancies and the achievement of synergies and efficiencies. Deutsche Bank represented that although it expects to achieve significant savings over the combined stand-alone expense bases for the Deutsche Asset Management and Scudder organizations, it will be able to spend more than Scudder spent independently, and that Deutsche Bank's expense savings could be achieved without adversely affecting the Portfolios.

   In responding to the Non-interested Trustees' inquiries, Deutsche Bank identified as one of its main goals the maximization of value for the Portfolios' shareholders and for the shareholders of other funds managed by Scudder through its efforts to deliver superior investment performance, distinctive shareholder service experiences and competitive expense ratios.

   Deutsche Bank identified as one of the key focuses of the Transaction the creation of a single disciplined, globally integrated investment management organization combining the strengths of the various investment advisory entities that comprise Deutsche Asset Management and Scudder. The Non-interested Trustees met with the chief global investment officer of the proposed combined organization, who articulated Deutsche Bank's plan to create a global research-centric investment management organization. He informed the Trustees that Deutsche Bank intended to streamline and upgrade the combined organization's portfolio management teams, while providing them with improved portfolio analytics and tools, and implementing close management oversight. He said that all investment personnel for the combined organization, with some exceptions for specialized fixed-income and international equity products, will be located in New York.

   The Board considered that Deutsche Bank proposed a new chief global investment officer and other significant personnel changes for Scudder. The Board also considered that, for a number of funds managed by Scudder, Deutsche Bank intended to change the fund's portfolio managers after consummation of the Transaction. See Appendix 2 for a list of proposed portfolio manager changes affecting the Portfolios. The Board considered the experience and track records of identified senior investment personnel that would be part of the combined investment management organization. The Board also considered the proposed structure of the combined trading platform, including the use of brokerage commissions to generate "soft dollars" to pay for research-related services and proposed policies, procedures and practices with respect to trading with Deutsche Bank and its affiliates.

   The Board considered Deutsche Bank's plans for distribution and marketing, shareholder servicing, investment operations, accounting and administration. The Board noted that Deutsche Bank represented that it expected the management teams and personnel currently providing these services to the Portfolios, and the systems currently used by them to support these functions, to remain largely in place.

   In connection with its deliberations, the Board obtained certain assurances from Deutsche Bank, including the following:

    . Deutsche Bank has provided the Board with such information as is reasonably necessary to evaluate the New Investment Management Agreements.

    . Deutsche Bank's acquisition of Scudder enhances its core focus of expanding its global asset management business. With that focus, Deutsche Bank will devote to Scudder and its affairs the attention and resources designed to provide for each Portfolio top quality investment management, shareholder, administrative and product distribution services.

    . The Transaction is not expected to result in any adverse change in the investment management or operations of the Portfolios; and Deutsche Bank does not anticipate making any material change in the manner in which investment advisory services or other services are rendered to each Portfolio which has the potential to have a material adverse effect upon any Portfolio.

    . Deutsche Bank is committed to the continuance, without interruption, of services to the Portfolios of at least the type and quality currently provided by Scudder and its affiliates, or superior thereto.

    . In order to retain and attract key personnel, Deutsche Bank intends to maintain overall compensation and performance incentive policies and practices at market levels or better.

    . Deutsche Bank intends to maintain the distinct brand quality of the funds managed by Scudder and is committed to strengthening and enhancing the brand and the intermediary distribution channels.

   . Deutsche Bank will promptly advise the Board of decisions materially affecting the Deutsche Bank organization as they relate to the Portfolios. Deutsche Bank has represented to the Board that neither this, nor any of the other above commitments, will be altered by Deutsche Bank without the Board's prior consideration.

   Deutsche Bank and Zurich Financial each assured the Board that they intend to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). Upon consummation of the Transaction, it is expected that Linda C. Coughlin, currently an Interested Person of the Trust, will resign from the Board and that a senior executive of Deutsche Bank will be appointed by the Board to fill the vacancy created by Ms. Coughlin's resignation. In addition, after careful review and consideration, the Non-interested Trustees of the Board determined that it would be in the best interests of the Trust to add to the Board an individual who currently acts as a non-interested board member of certain funds managed by Deutsche Asset Management. Deutsche Bank believes, and the Board members agreed, that these changes in the Board composition will facilitate the integration of Scudder into Deutsche Asset Management by providing perspective and insight relating to experience working with the Deutsche Bank organization. The Nominating and Governance Committee intends to consider a number of candidates and, as a result, the Non-interested Trustees expect to appoint an additional Board member from those candidates who currently act as non-interested board members of funds managed by Deutsche Asset Management. If reconstituted as proposed, the Board will continue to be in compliance with Section 15(f).

   To meet the second condition of Section 15(f), an "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the transaction whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

   Deutsche Bank and Zurich Financial are not aware of any express or implied term, condition, arrangement or understanding that would impose an "unfair burden" on any Portfolio as a result of the Transaction. Deutsche Bank and Zurich Financial have agreed that they, and their affiliates, will take no action that would have the effect of imposing an "unfair burden" on any Portfolio in connection with the Transaction. In furtherance thereof, Scudder has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meeting of, the Portfolios' shareholders, as well as other fees and expenses in connection with the Transaction, including the fees and expenses of legal counsel and consultants to the Portfolios and the Non-interested Trustees. In addition, because it is possible that the Board may hold a series of special Board meetings following the closing of the Transaction in order to facilitate the integration of the management of the Portfolios into Deutsche Asset Management, Scudder has undertaken to waive or reimburse each Portfolio a portion of its management fee payable during the first year following the closing of the Transaction to ensure that the expenses associated with such meetings would not be borne by the Portfolios. Furthermore, Deutsche Bank has agreed to indemnify each Portfolio and the Non-interested Trustees from and against any liability and expenses based upon any misstatements and omissions by Deutsche Bank to the Non-interested Trustees in connection with their consideration of the Transaction.

   The Board noted that, in previously approving the continuation of the Current Investment Management Agreements, the Board had considered numerous factors, including the nature and quality of services provided by Scudder; investment performance, both of the Portfolios themselves and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Portfolios and relative peer groups; Scudder's profitability from managing the Portfolios; fall-out benefits to Scudder from its relationship to the Portfolios, including revenues derived from services provided to the Portfolios by affiliates of Scudder; and the potential benefits to Scudder, the Portfolios and their shareholders of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

   In addition, in considering whether to approve the New Investment Management Agreement for each Portfolio (the terms of which are substantially identical to the terms of the Current Investment Management Agreement for each Portfolio except as described below under "Differences Between the Current and New Investment Management Agreements"), the Board considered the potential benefit to the Portfolios of providing the Investment Manager more flexibility in structuring portfolio management services for each Portfolio. The Board recognized that it may be beneficial to the Portfolios to allow the Investment Manager to take advantage of the strengths of other entities within the Deutsche Bank organization by permitting the Investment Manager to delegate certain portfolio management services to such entities, and to do so, to the extent permissible by law, without incurring the expense of obtaining further shareholder approval. In addition, the Board considered that (i) any restructuring of the provision of portfolio management services provided to the Portfolios would require the prior approval of a majority of the members of the Portfolio's Board, including a majority of the Non-interested Trustees; and
(ii) the management expenses incurred by the Portfolios would not be affected by any action taken to delegate services to other Deutsche Bank entities or their employees in reliance on the New Investment Management Agreements because any fees paid to a sub-adviser would be paid by the Investment Manager and not by the Portfolios. Scudder will retain full responsibility for the actions of any such sub-adviser or delegates.

   As a result of its review and consideration of the Transaction and the New Investment Management Agreements, at a meeting on February 4, 2002, the Board, including the Non-interested Trustees, voted unanimously to approve the New Investment Management Agreements and to recommend them to the shareholders for their approval.

Transfer Agent, Shareholder Service Agent and Principal Underwriter

   Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of Scudder, computes net asset value for each Portfolio. Scudder Investments Service Company ("SISC"), an affiliate of Scudder, is the transfer and dividend-paying agent for each Portfolio. Scudder Distributors, Inc. ("SDI"), 222 South Riverside Plaza, Chicago, Illinois 60606-5808, a subsidiary of Scudder, is the principal underwriter and distributor for shares of each Portfolio and acts as agent of each Portfolio in the sale of its shares. Scudder Investor Services, Inc. ("SISI"), an affiliate of Scudder, provides administrative services for some of the Portfolios. Appendix 3 sets forth for each Portfolio the fees paid to SFAC, SISC, SDI and SISI during the last fiscal year of each Portfolio.

   SFAC, SISC and SISI will continue to provide fund accounting, transfer agency and administrative services, respectively, to the Portfolios, as described above, under the current arrangements if the New Investment Management Agreements are approved. In addition, in light of the fact that the agreements with SDI will, by their terms, terminate upon the closing of the Transaction, at a meeting on February 4, 2002, the Board unanimously approved the continuation of these agreements following the closing of the Transaction. As such, SDI will continue to provide administrative, underwriting and distribution services under the current arrangements if the New Investment Management Agreements are approved.

   Exhibit B sets forth (as of each fund's last fiscal year end) the fees and other information regarding investment companies advised by Scudder that have similar investment objectives to any of the Portfolios. (See Appendix 4 for information regarding the management fee rate, net assets and aggregate management fee paid for each Portfolio.)

Brokerage Commissions on Portfolio Transactions

   Scudder places orders for portfolio transactions on behalf of the Portfolios with issuers, underwriters or other brokers and dealers. When it can be done consistently with the policy of obtaining the most favorable net results, Scudder may place such orders with brokers and dealers who supply brokerage and research services to Scudder or a Portfolio. The term "research services" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Scudder is authorized when placing portfolio transactions for equity securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction because of the receipt of research services. In selecting brokers and dealers with which to place portfolio transactions for a Portfolio, Scudder may consider sales of shares of the Portfolios and of any funds managed by Scudder. The placement of portfolio transactions is supervised by Scudder. Following the closing of the Transaction, Scudder's trading system and related brokerage policies may, in part or in whole, be conformed to those of Deutsche Bank. Deutsche Bank has represented that its policies are similar in all material respects to those of Scudder, and that it does not expect that the types and levels of portfolio transactions/placements with particular brokers will materially differ from those of Scudder in the past.

Description of the Current Investment Management Agreements

   General. Under each Current Investment Management Agreement, Scudder provides each Portfolio with continuing investment management services. The Investment Manager also determines which securities shall be purchased, held or sold, and what portion of each Portfolio's assets shall be held uninvested, subject to the Trust's Declaration of Trust, By-Laws, the investment objectives, policies and restrictions set forth in each Portfolio's registration statement, the provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended (the "Code"), and such policies and instructions as the Trustees may determine.

   Investment Manager's Responsibilities. Each Current Investment Management Agreement states that the Investment Manager will provide portfolio management services, place portfolio transactions in accordance with policies expressed in each Portfolio's registration statement, pay each Portfolio's office rent, render significant administrative services on behalf of each Portfolio (not otherwise provided by third parties) necessary for each Portfolio's operating as an open-end investment company including, but not limited to, preparing reports to and meeting materials for the Trust's Board and reports and notices to Portfolio shareholders; supervising, negotiating contractual arrangements with, and to the extent appropriate, monitoring the performance of various third-party and affiliated service providers to each Portfolio (such as each Portfolio's transfer and pricing agents, fund accounting agents, custodians, accountants and others) and other persons in any capacity deemed necessary or desirable to Portfolio operations; preparing and making filings with the Securities and Exchange Commission (the "SEC" or the "Commission") and other regulatory and self-regulatory organizations, including, but not limited to, preliminary and definitive proxy materials, post-effective amendments to the registration statement, semi-annual reports on Form N-SAR and notices pursuant to Rule 24f-2 under the 1940 Act; overseeing the tabulation of proxies by each Portfolio's transfer agent; assisting in the preparation and filing of each Portfolio's federal, state and local tax returns; preparing and filing each Portfolio's federal excise tax return pursuant to Section 4982 of the Code; providing assistance with investor and public relations matters; monitoring the valuation of portfolio securities and the calculation of net asset value; monitoring the registration of shares of each Portfolio under applicable federal and state securities laws; maintaining or causing to be maintained for each Portfolio all books, records and reports and any other information required under the 1940 Act, to the extent that such books, records and reports and other information are not maintained by each Portfolio's custodian or other agents of each Portfolio; assisting in establishing accounting policies of each Portfolio; assisting in the resolution of accounting issues that may arise with respect to each Portfolio's operations and consulting with each Portfolio's independent accountants, legal counsel and other agents as necessary in connection therewith; establishing and monitoring each Portfolio's operating expense budgets; reviewing each Portfolio's bills; processing the payment of bills that have been approved by an authorized person; assisting each Portfolio in determining the amount of dividends and distributions available to be paid by each Portfolio to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and otherwise assisting the Trust, as it may reasonably request, in the conduct of each applicable Portfolio's business, subject to the direction and control of the Trust's Board.

   Portfolio Expenses. Under each Current Investment Management Agreement, each Portfolio is responsible for other expenses, such as organizational expenses (including out-of-pocket expenses, but excluding the Investment Manager's overhead or employee costs); brokers' commissions or other costs of acquiring or disposing of any portfolio securities of each Portfolio; legal, auditing and accounting expenses; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; taxes and governmental fees; the fees and expenses of each Portfolio's transfer agent; expenses of preparing share certificates and any other expenses in connection with the issuance, offering, distribution, sale, redemption or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; compensation and expenses of Non-interested Trustees; the cost of printing and distributing reports, notices and dividends to current shareholders; the fees and expenses of each Portfolios' accounting agent for which each of the Portfolios is responsible pursuant to the applicable Fund Accounting Services Agreement; and the fees and expenses of each Portfolio's custodians, subcustodians, dividend disbursing agents and registrars. Each Portfolio may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of that Portfolio. Each Portfolio is also responsible for expenses of shareholders' and other meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify officers and Trustees of the Trust with respect thereto. Each Portfolio is also responsible for the maintenance of books and records which are required to be maintained by each Portfolio's custodian or other agents of the Trust; telephone, telex, facsimile, postage and other communications expenses; any fees, dues and expenses incurred by each Portfolio in connection with membership in investment company trade organizations; expenses of printing and mailing prospectuses and statements of additional information of each Portfolio and supplements thereto to current shareholders; costs of stationery; fees payable to the Investment Manager; expenses relating to investor and public relations; interest charges, bond premiums and other insurance expense; freight, insurance and other charges in connection with the shipment of each Portfolio's portfolio securities; and other expenses.

   Expenses Paid by the Investment Manager. The Investment Manager is responsible for the payment of the compensation and expenses of all Trustees, officers and executive employees of the Trust (including each Portfolio's share of payroll taxes) who are affiliated with the Investment Manager and making available, without expense to each Portfolio, the services of such Trustees, officers and employees as may be duly elected officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. Each Portfolio is responsible for the compensation and the fees and expenses (specifically including travel expenses relating to Portfolio business) of Trustees, officers and employees not affiliated with the Investment Manager. Under each Current Investment Management Agreement, the

Investment Manager also pays each Portfolio's share of payroll taxes, as well as expenses, such as travel expenses (or an appropriate portion thereof), of Trustees and officers of the Trust who are directors, officers or employees of the Investment Manager. During each Portfolio's most recent fiscal year, no compensation, direct or otherwise (other than through fees paid to the Investment Manager), was paid or became payable by the Trust to any of its officers or Trustees who were affiliated with the Investment Manager.

   Compensation Paid to the Investment Manager. In return for the services provided by Scudder as investment manager, and the expenses it assumes under each Current Investment Management Agreement, each Portfolio pays the Investment Manager a management fee which is accrued daily and payable monthly. The management fee rate for each Portfolio is set forth in Appendix 4.

   Liability of the Investment Manager. Each Current Investment Management Agreement further provides that the Investment Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Portfolio in connection with matters to which such Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Manager in the performance of its duties or from reckless disregard by the Investment Manager of its obligations and duties under such Agreement.

   Termination of the Agreement. Each Current Investment Management Agreement may be terminated without penalty upon sixty (60) days' written notice by either party. Each Portfolio may agree to terminate its Current Investment Management Agreement either by the vote of a majority of the outstanding voting securities of the Portfolio or by a vote of the Board. In addition, each Current Investment Management Agreement may also be terminated at any time without penalty by the vote of a majority of the outstanding voting securities of the Portfolio or by a vote of the Board if a court establishes that the Investment Manager or any of its officers or directors has taken any action resulting in a breach of the Investment Manager's covenants under the Investment Management Agreement. As stated above, each Current Investment Management Agreement automatically terminates in the event of its assignment.

Additional Information About the Investment Management Agreements

   The date of each Current Investment Management Agreement, the date when each Current Investment Management Agreement was last approved by the shareholders of each Portfolio, the date when each New Investment Management Agreement was approved by the Trustees and the termination date (unless continued) of each New Investment Management Agreement is included in Appendix 5.

The New Investment Management Agreements

   The New Investment Management Agreement for each Portfolio will be dated as of the date of the consummation of the Transaction, which is expected to occur early in the second quarter of 2002. Each New Investment Management Agreement will be in effect for an initial term ending on September 30, 2002 (the same term as would apply under the corresponding Current Investment Management Agreement but for the Transaction), and may be continued thereafter from year to year only if specifically approved at least annually by the vote of "a majority of the outstanding voting securities" (as defined below under "Additional Information") of each Portfolio, or by the Board and, in either event, the vote of a majority of the Non-interested Trustees, cast in person at a meeting called for such purpose. In the event that shareholders of a Portfolio do not approve the New Investment Management Agreement, the Current Investment Management Agreement will terminate if the Transaction is consummated. In such event, the Board of the Trust will take such action, if any, as it deems to be in the best interests of the Portfolio, including (without limitation) re-submitting this Proposal for shareholder approval and/or entering into an interim investment management agreement with Scudder. In the event the Transaction is not consummated, Scudder will continue to provide services to each Portfolio in accordance with the terms of each Current Investment Management Agreement for such periods as may be approved at least annually by the Board, including a majority of the Non-interested Trustees.

Differences Between the Current and New Investment Management Agreements

   The terms of the New Investment Management Agreement for each Portfolio are substantially identical to the terms of the corresponding Current Investment Management Agreement, except that, to the extent permissible by law, pursuant to each New Investment Management Agreement the Investment Manager would be authorized to appoint certain of its affiliates as sub-advisers to perform certain of the Investment Manager's duties. In such cases, the Investment Manager would also be authorized to adjust the duties, the amount of assets to be managed and the fees paid to any such affiliated sub-advisers. These affiliated sub-advisers must be entities that the Investment Manager controls, is controlled by, or is under common control with, and any such appointments are subject to the further approval of the Non-interested Trustees and the full Board. Shareholders of a Portfolio that are affected by any adjustment would receive prompt notice following approval by the Non-interested Trustees. The management fee rates paid by the Portfolios would not increase as a result of any such action; all fees incurred by a sub-adviser will continue to be the responsibility of the Investment Manager. The Investment Manager will retain full responsibility for the actions of any such sub-adviser or delegates.

   The investment management fee rates paid by the Portfolios under the New Investment Management Agreements are the same as those currently in effect, except that the rate paid by the SVS Index 500 Portfolio will be lower following the Transaction. Currently, Scudder has entered into a sub-advisory agreement with Deutsche Asset Management with respect to the SVS Index 500 Portfolio. Following the Transaction, this arrangement will no longer be necessary, and consequently, the Non-interested Trustees requested, and Scudder agreed, to lower the investment management fee rate applicable to that Portfolio. Appendix 4 lists the investment management fee rate paid by the SVS Index 500 Portfolio under the New Investment Management Agreement.

   The Trustees of the Trust unanimously recommend that shareholders of each Portfolio vote FOR the approval of a New Investment Management Agreement for that Portfolio.

    Proposal 2: Approval of New Sub-Advisory Agreements with Dreman Value Management, L.L.C. with Respect to SVS Focus Value+Growth Portfolio, SVS Dreman
                          Small Cap Value Portfolio,
   SVS Dreman Financial Services Portfolio and SVS Dreman High Return Equity
                                   Portfolio

  SVS Dreman Financial Services Portfolio and SVS Dreman Small Cap Value
  Portfolio

   Scudder has entered into two separate sub-advisory agreements (the "Current Sub-Advisory Agreements"), on behalf of each of SVS Dreman Financial Services Portfolio ("Financial Services Portfolio") and SVS Dreman Small Cap Value Portfolio ("Small Cap Value Portfolio") (collectively, for the purposes of this Proposal 2 only, the "Dreman Portfolios"), with Dreman Value Management, L.L.C. ("DVM") pursuant to which DVM furnishes information, investment recommendations, advice and assistance to Scudder.

   The Current Sub-Advisory Agreements provide for their automatic termination in the event of the termination (due to assignment or otherwise) of the Current Investment Management Agreements applicable to the Dreman Portfolios. As discussed in Proposal 1, consummation of the Transaction would constitute an assignment of the Current Investment Management Agreements and will therefore cause a termination of the Current Sub-Advisory Agreements. Accordingly, a new sub-advisory agreement between Scudder and DVM (the "New Sub-Advisory Agreement") is being proposed for approval by shareholders of each Dreman Portfolio. A form of the New Sub-Advisory Agreement is attached hereto as Exhibit C. The terms of the New Sub-Advisory Agreements are substantially identical to the terms of the Current Sub-Advisory Agreements. The material terms of the Current Sub-Advisory Agreements are described under "Description of the Current Sub-Advisory Agreements" below. The description of the New Sub-Advisory Agreements is qualified in its entirety by reference to Exhibit C.

   In the event that the Transaction does not, for any reason, occur, the Current Sub-Advisory Agreements will continue in accordance with their terms then in effect, as more fully described below.

Board Considerations

   On February 4, 2002, the Board, including the Non-interested Trustees, voted unanimously to approve the New Sub-Advisory Agreements proposed by Scudder and to recommend their approval to the shareholders of the Dreman Portfolios.

   In considering whether to approve the New Sub-Advisory Agreements, the Board considered similar factors to those it considered in approving the New Investment Management Agreement, to the extent applicable. (See Proposal 1 for more information regarding the Board's evaluation.) Based on the facts that (i) the sole reason the Board considered the New Sub-Advisory Agreements was due to the effects of the Transaction on the Current Investment Management Agreements and unrelated to the performance or structure of DVM and (ii) the New Sub-Advisory Agreements are substantially identical to the Current Sub-Advisory Agreements, the Board did not conduct a special review on the operations of DVM in approving the New Sub-Advisory Agreements.

   The Board unanimously recommends that shareholders of the Dreman Portfolios vote in favor of the approval of the applicable New Sub-Advisory Agreement.

Description of the Current Sub-Advisory Agreements

   Under the Current Sub-Advisory Agreements for the Dreman Portfolios, DVM provides subadvisory services relating to the management of the Dreman Portfolios' assets, including managing the investment and reinvestment of the Dreman Portfolios' assets in accordance with the applicable investment objectives, policies and limitations and subject to the supervision of Scudder and the Board of Trustees and placing orders for the purchase or sale of portfolio securities for the Dreman Portfolios. DVM is required to provide reports upon request on portfolio transactions and reports on assets held in the Dreman Portfolios and will also inform Scudder, for itself and on behalf of the Trust, of developments materially affecting the Dreman Portfolios. DVM is also required to maintain an appropriate compliance program to ensure that the services it provides under the Current Sub-Advisory Agreements are performed in a manner consistent with the applicable laws and the terms of the Agreement.

   Pursuant to the Current Sub-Advisory Agreements, DVM, at its expense, will assume and pay all of the costs and expenses of performing its obligations under the Agreement, including the furnishing of related office facilities and equipment and clerical, bookkeeping and administrative services for the Dreman Portfolios.

   Under the Current Sub-Advisory Agreement of the Small Cap Value Portfolio, DVM receives a monthly fee equivalent to an annual rate of 0.375% of the average daily net assets of the Small Cap Value Portfolio for such month.

   The Current Sub-Advisory Agreement of Small Cap Value Portfolio is dated January 17, 2002 and would continue in effect until June 30, 2007 unless earlier terminated. The Current Sub-Advisory Agreement was approved by the Trustees on September 26, 2001 and was approved by the shareholders of Small Cap Value Portfolio on January 17, 2002, prior to its becoming effective, as required by the 1940 Act.

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   Under the Current Sub-Advisory Agreement of the Financial Services
Portfolio, DVM receives a monthly fee equivalent to an annual rate of 0.3375% of the average daily net assets of the Financial Services Portfolio for such month. For the fiscal year ended December 31, 2001, the subadvisory fees paid by Scudder to DVM for the Financial Services Portfolio were $292,588.

   The Current Sub-Advisory Agreement of the Financial Services Portfolio is dated December 1, 2001 and would continue in effect until May 1, 2003 unless earlier terminated. The Current Sub-Advisory Agreement was last renewed by the Trustees on September 26, 2001 and amended to increase the sub-advisory fee rate at a meeting held on November 28, 2001, and was last approved by the sole initial shareholder of the Financial Services Portfolio prior to its becoming effective, as required by the 1940 Act.

   The Current Sub-Advisory Agreements provide that DVM shall not be liable for any error of judgment or law or for any loss suffered by the Trust, the Dreman Portfolios or Scudder in connection with the matters to which the Current Sub-Advisory Agreements relate, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of DVM in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under the Current Sub-Advisory Agreements.

   The Current Sub-Advisory Agreements provide that DVM agrees to indemnify and hold harmless Scudder and the Trust against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof) to which Scudder or the Trust may become subject arising out of or as a result of a breach or alleged breach by DVM of any provisions of the Current Sub-Advisory Agreements, or any wrongful action or alleged wrongful action by DVM; provided that such loss, expense, claim, damage or liability shall not have resulted primarily from Scudder's or the Trust's willful misfeasance, bad faith or gross negligence or by reason of the reckless disregard by Scudder or the Trust of its duties. Similarly, Scudder agrees to indemnify and hold harmless DVM against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof) to which DVM may become subject arising out of or as a result of a breach or alleged breach by Scudder of any provisions of the Current Sub-Advisory Agreements or the Investment Management Agreements, or any wrongful action or alleged wrongful action by Scudder or its affiliates in the distribution of the Trust's shares, or any wrongful action or alleged wrongful action by the Trust other than wrongful action or alleged wrongful action that was caused by the breach by DVM of the provisions of the Current Sub-Advisory Agreements; provided that such loss, expense, claim, damage or liability shall not have resulted primarily from DVM's willful misfeasance, bad faith or gross negligence or by reason of the reckless disregard by DVM of its duties.

   The Current Sub-Advisory Agreements may be terminated without penalty at any time by the Board, by vote of a majority of the outstanding voting securities of the Dreman Portfolios, by Scudder upon 60 days' written notice, or by DVM upon 90 days' written notice, and will automatically terminate in the event of its assignment by either party to the Agreement, as defined in the 1940 Act, or upon termination of the Investment Management Agreements with the Trust, on behalf of the Dreman Portfolios. In addition, Scudder may terminate the Current Sub-Advisory Agreements upon immediate notice if DVM becomes statutorily disqualified from performing its duties under the Current Sub-Advisory Agreements or otherwise is legally prohibited from operating as an investment adviser.

Differences Between the Current and New Sub-Advisory Agreements

   The terms of the New Sub-Advisory Agreements are substantially identical to the terms of the Current Sub-Advisory Agreements.

  SVS Dreman High Return Equity Portfolio

   Scudder has proposed, and the Board of Trustees approved, subject to shareholder approval, a new sub-advisory agreement (the "New Sub-Advisory Agreement") between Scudder, on behalf of SVS Dreman

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High Return Equity Portfolio (the "High Return Equity Portfolio"), and DVM. DVM
is currently the sub-adviser to the High Return Equity Portfolio pursuant to a sub-advisory agreement dated September 7, 1998 and amended and restated as of December 1, 2001 to increase the sub-advisory fee rate payable to DVM (together with such amendment, the "Current Sub-Advisory Agreement").

   For the reasons discussed above, the Current Sub-Advisory Agreement will terminate upon consummation of the Transaction. DVM is controlled by David N. Dreman ("Dreman"), who is the portfolio manager of the High Return Equity Portfolio. To provide the continued services of Dreman to the High Return Equity Portfolio, Scudder and DVM have entered into an agreement (the "Relationship Agreement") pursuant to which DVM is being proposed to continue as sub-adviser to the High Return Equity Portfolio pursuant to the New Sub-Advisory Agreement between Scudder and DVM, which contains certain terms which differ from the Current Sub-Advisory Agreement, as further described below. Section 15 of the 1940 Act requires that both shareholders of the High Return Equity Portfolio and the Trust's Board, including a majority of the Non-interested Trustees, approve the New Sub-Advisory Agreement. A description of the New Sub-Advisory Agreement is set forth below and is qualified in its entirety by reference to the form of New Sub-Advisory Agreement attached to this Proxy Statement as Exhibit C. Under the proposed New Sub-Advisory Agreement, Scudder, and not the High Return Equity Portfolio, would continue to pay DVM any fees due under the Sub-Advisory Agreement. The management fee rate paid by the Portfolio will not change as a result of the Proposal.

Description of the Current Sub-Advisory Agreement and the Relationship Agreement

   Scudder and DVM entered into the Current Sub-Advisory Agreement with respect to the High Return Equity Portfolio on September 7, 1998. As discussed above, the Current Sub-Advisory Agreement was amended and restated as of December 1, 2001 to increase the sub-advisory fee payable to DVM. The Current Sub-Advisory Agreement, which was last renewed by the Board on September 26, 2001 and amended at a meeting held on November 28, 2001 and, prior to the effectiveness of the December 1, 2001 amendments, by shareholders on December 16, 1998 as required by the 1940 Act in connection with the combination of businesses of Zurich Insurance Company with the financial services businesses of B.A.T. Industries p.l.c., remains in effect until May 1, 2003 unless sooner terminated or not annually approved as described below. Notwithstanding the foregoing, the Current Sub-Advisory Agreement continues in effect through May 1, 2003 and year to year thereafter, but only as long as such continuance is specifically approved at least annually by a majority of Trustees who are not parties to such Agreement or interested persons of any such party except in their capacity as Trustees of the Trust, and the Board of Trustees or by shareholders of the High Return Equity Portfolio. For the fiscal year ended December 31, 2001, Scudder paid subadvisory fees relating to the High Return Equity Portfolio of $919,739 to DVM. Except as described below under "Description of the New Sub-Advisory Agreement," the terms of the Current Sub-Advisory Agreement are substantially identical to the terms of the New Sub-Advisory Agreement.

   The following is a summary of some principal terms and provisions of the Relationship Agreement as they are relevant to the High Return Equity Portfolio and its shareholders:

   Scudder agreed to exercise all reasonable efforts to obtain approval of the New Sub-Advisory Agreement by the Board of the Trust and the shareholders of the High Return Equity Portfolio.

   In the event that Dreman ceases to dedicate the requisite attention and energy to actively managing the High Return Equity Portfolio or ceases to act as lead portfolio manager, DVM will promptly replace him with another portfolio manager with at least five years of relevant experience. In the event that Dreman ceases to control DVM, any replacement portfolio manager would be required to have at least five years' of relevant experience and would be required to meet certain performance standards.

   Scudder will pay a monthly marketing fee to DVM once the New Sub-Advisory Agreement becomes effective. In turn, DVM has agreed to provide a full-time employee to act as its full-time marketing liaison with Scudder.

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   Until the earlier of DVM ceasing to act as sub-adviser for the Scudder High
Return Equity Fund (the "Additional Fund"), a series of Scudder Value Series, Inc., or June 30, 2002, neither DVM nor Dreman shall serve as investment adviser, sub-adviser or sponsor for any investment company in the Morningstar Large Cap Value Category that is registered with the SEC pursuant to the 1940 Act, nor shall Dreman or DVM be an "affiliated person" serving any such investment company, except for investment companies sponsored by Scudder for which DVM serves as sub-adviser. In addition, from July 1, 2002 until the earlier of DVM's ceasing to act as sub-adviser for the High Return Equity Portfolio or February 29, 2004, neither DVM nor Dreman shall serve as investment adviser, sub-adviser or sponsor of any such investment company sponsored by, nor be or become an "affiliated person" of, certain specified competitors of Scudder or their affiliates.

Board Considerations

   On September 26, 2001, the Board, including the Non-interested Trustees, voted unanimously to approve the New Sub-Advisory Agreement and to recommend its approval to the shareholders of the High Return Equity Portfolio. After the September meeting, Scudder requested that the Board defer the timing of the shareholders' meeting in connection with the Transaction. On February 4, 2002, the Board, including the Non-interested Trustees, voted unanimously to re-approve the New Sub-Advisory Agreement and to recommend its approval to the shareholders of the High Return Equity Portfolio.

   In determining whether to approve and re-approve the New Sub-Advisory Agreement and to recommend its approval to shareholders, the Board considered various factors and reviewed various materials furnished by Scudder and DVM. In particular, the Board considered the investment performance of the High Return Equity Portfolio relative to broad-based indices and to comparably managed mutual funds, the investment approach of DVM and the knowledge and experience of the investment professionals who would be responsible for the day-to-day management of the High Return Equity Portfolio. The Board also considered the following factors: the financial strength and resources of DVM and Scudder; the favorable history, reputation, qualifications and background of DVM, as well as the qualifications of its personnel; the nature and quality of services provided by Scudder; and the nature and quality of services provided by DVM and the role of Dreman in the provision of those services.

   The Board of Trustees also reviewed the terms of the New Sub-Advisory Agreement and its possible effects on Scudder, DVM, the High Return Equity Portfolio and the High Return Equity Portfolio's shareholders. The Board also considered that the investment management fees paid by the High Return Equity Portfolio would not increase as a result of the New Sub-Advisory Agreement.

Description of the New Sub-Advisory Agreement

   The New Sub-Advisory Agreement provides that DVM shall manage the investment and reinvestment of the High Return Equity Portfolio's assets in accordance with the investment objectives, policies and limitations and subject to the supervision of Scudder and the Board. For its services provided pursuant to the New Sub-Advisory Agreement, DVM will receive a monthly fee at an annual rate of 0.3375% applied to the average daily net assets of the High Return Equity Portfolio. The overall fees that DVM receives from Scudder pursuant to the New Sub-Advisory Agreement may be higher than it receives currently from Scudder pursuant to the Current Sub-Advisory Agreement due to the sales target incentives described below. The sub-advisory fee is payable by Scudder, not the High Return Equity Portfolio. Investment management fees paid by the High Return Equity Portfolio will not increase as a result of the New Sub-Advisory Agreement.

   Scudder has also agreed to pay DVM additional fees to the extent that specified targets for the increase of assets under management through additional net sales of shares of the High Return Equity Portfolio and the Additional Fund, are not met during specified measurement periods beginning on the date of the Agreement and ending up to two and one-half years after the effective date of the sub-advisory agreement for the Additional Fund (such effective date being the "Base Date"). The amount of any such additional fees to be paid by Scudder under the Sub-Advisory Agreement with respect to such shortfall will be calculated pursuant to a formula based on the portion of the shortfall attributable to the High Return Equity Portfolio (based on the relative net assets of the High Return Equity Portfolio and the Additional Fund) and the fee schedule applicable to the High Return Equity Portfolio. For example, the sales target for the period beginning on the date of the Agreement and ending one year after the Base Date is $1 billion in net cash flows for the High Return Equity Portfolio and the Additional Fund together. If net cash flows at the end of that period are between $500 million and $1 billion, Scudder would have an additional six months to meet the sales target. At the end of that extension period, Scudder would pay DVM additional sub-advisory fees based on the difference between the $1 billion sales target and actual net cash flows. Accordingly, if net cash flows totaled $900 million at the end of the extension period, Scudder would pay DVM additional sub-advisory fees on $100 million (the difference between $1 billion and $900 million). If net cash flows at the end of the period ending one year after the Base Date were instead less than $500 million, Scudder would have to pay DVM additional sub-advisory fees at that time based on the difference between $500 million and actual net cash flows, and would have an additional six months to reach the $1 billion target. In each case, the fees payable to DVM under the New Sub-Advisory Agreement would be based on the amount of the High Return Equity Portfolio's assets relative to the Additional Fund's assets and would be calculated by multiplying the shortfall attributable to the High Return Equity Portfolio by the appropriate amount in the sub-advisory fee schedule.

   Any additional fees that are paid will be paid by Scudder and not the High Return Equity Portfolio. There is no assurance that the sales targets will be met. The Current Sub-Advisory Agreement does not include a similar provision.

   Under the terms of the New Sub-Advisory Agreement, DVM may pay a broker-dealer a commission which exceeds the commission paid for effecting a portfolio investment transaction for brokerage and research services provided by the broker-dealer. This arrangement is subject to policies approved by the Board and upon a good faith determination by DVM that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided. The Current Sub-Advisory Agreement has a similar provision.

   The New Sub-Advisory Agreement provides that DVM shall not be liable for any error of judgment or of law or for any loss suffered by the Trust, the High Return Equity Portfolio or Scudder in connection with the matters to which the New Sub-Advisory Agreement relates, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of DVM in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under the New Sub-Advisory Agreement. The Current Sub-Advisory Agreement has a similar provision.

   The New Sub-Advisory Agreement provides that DVM agrees to indemnify and hold harmless Scudder and the Trust against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof) to which Scudder or the Trust may become subject arising out of or based upon the breach or by DVM of any provisions of the New Sub-Advisory Agreement or any wrongful action by DVM. Similarly, Scudder agrees to indemnify and hold harmless DVM against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof) to which DVM may become subject arising out of or based upon the breach by Scudder of any provisions of the New Sub-Advisory Agreement or the Investment Management Agreement, or any wrongful action by Scudder or its affiliates in the distribution of the Trust's shares, or any wrongful action by the Trust other than wrongful action that was caused by the breach by DVM of the provisions of the New Sub-Advisory Agreement. The Current Sub-Advisory Agreement has a similar provision.

   The New Sub-Advisory Agreement may be terminated at any time without the payment by the High Return Equity Portfolio of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the High Return Equity Portfolio, or by Scudder, in each case upon 60 days' written notice. The New Sub-Advisory Agreement also terminates automatically in the event of its assignment (as that term is defined in the 1940 Act) or in the event of the termination of the Investment Management Agreement between Scudder and the High Return Equity Portfolio. Scudder also has the right to terminate the New Sub-Advisory Agreement upon immediate notice if DVM becomes statutorily disqualified from performing its duties under the New Sub-Advisory Agreement or otherwise is legally prohibited from operating as an investment adviser. DVM may not terminate the New Sub-Advisory Agreement before February 4, 2004 and may terminate the Agreement upon 90 days' written notice thereafter. The Current Sub-Advisory Agreement has a similar provision, except that DVM has had the ability to terminate upon 90 days' notice since May 1, 2001.

   If approved by the High Return Equity Portfolio shareholders, the New Sub-Advisory Agreement will commence as of the closing of the Transaction and remain in effect until June 30, 2007, unless sooner terminated or not annually approved as described below; provided, however, that if the Transaction does not close for any reason, the New Sub-Advisory Agreement will become effective as soon as practicable following the Meeting. Notwithstanding the foregoing, the New Sub-Advisory Agreement shall continue in effect through June 30, 2007 and year to year thereafter only as long as such continuance is approved at least annually by vote of a majority of the Portfolio's outstanding voting securities, or by the Board, and in either event, by a vote of a majority of the Non-interested Trustees, cast in person at a meeting called for such purpose.

   If shareholders do not approve the New Sub-Advisory Agreement, the Current Sub-Advisory Agreement will remain in effect until the closing of the Transaction, at which point it would terminate. The Board at that point would make such arrangements for the management of the High Return Equity Portfolio's investments as it deems appropriate and in the best interests of the Portfolio, including entering into an interim investment management agreement with DVM.

  SVS Focus Value+Growth Portfolio

   Scudder has proposed, and the Board of Trustees approved, subject to shareholder approval, a Sub-Advisory Agreement between Scudder and Dreman Value Management, L.L.C. ("DVM"). Pursuant to an Investment Management Agreement dated September 7, 1998, Scudder currently acts as investment adviser to SVS Focus Value+Growth Portfolio (the "Focus Portfolio"). Pursuant to a Sub-Advisory Agreement dated May 1, 2001, Jennison Associates LLC ("Jennison") currently acts as sub-adviser with respect to the growth segment of the Focus Portfolio's investment portfolio (approximately 50%). As discussed in Proposal 3, it is proposed that the arrangement with Jennison continue. Scudder proposes to engage two sub-advisers with respect to the Focus Portfolio and to delegate day-to-day management of the value portion of the Focus Portfolio's investment portfolio (approximately 50%) to DVM pursuant to the proposed Sub-Advisory Agreement between Scudder and DVM (the "DVM Sub-Advisory Agreement"). DVM is controlled by David N. Dreman, who will be responsible for the management of the portion of assets allocated by the Focus Portfolio to DVM. Section 15 of the 1940 Act requires that both shareholders of the Focus Portfolio and the Trust's Board, including a majority of the Non-interested Trustees, approve the DVM Sub-Advisory Agreement. A description of the DVM Sub-Advisory Agreement is set forth below and is qualified in its entirety by reference to the form of DVM Sub-Advisory Agreement for Focus Portfolio attached to this Proxy Statement as Exhibit D. Under the DVM Sub-Advisory Agreement, Scudder, and not the Focus Portfolio, would pay DVM any fees due under the DVM Sub-Advisory Agreement. The investment management fee rate paid by the Focus Portfolio will not change as a result of the proposal.

Board Considerations

   On February 4, 2002, the Board, including the Non-interested Trustees, voted unanimously to approve the DVM Sub-Advisory Agreement proposed by Scudder and to recommend its approval to the shareholders of the Focus Portfolio.

   In determining whether to approve the DVM Sub-Advisory Agreement and to recommend its approval to shareholders, the Board considered various factors and reviewed various materials furnished by Scudder and DVM. In particular, the Board considered the prior investment performance of comparable accounts managed by DVM relative to broad-based indices and to comparably managed mutual funds, the investment approach of DVM and the knowledge and experience of the investment professionals who would be responsible for the day-to-day management of the Focus Portfolio. The Board also considered the following factors: the financial strength and resources of DVM; the favorable history, reputation, qualifications and background of DVM, as well as the qualifications of its personnel; the historical nature and quality of services provided by Scudder; the proposed nature and quality of services provided by DVM to other Scudder-sponsored funds and the role of Dreman in the provision of those services; and DVM's relationship with Scudder and experience with other funds managed by Scudder.

   The Board also reviewed the terms of the DVM Sub-Advisory Agreement and its possible effects on Scudder, DVM, the Focus Portfolio and the Focus Portfolio's shareholders, including the change in net compensation to Scudder. The Board also considered that the investment management fees paid by the Focus Portfolio would not increase as a result of the DVM Sub-Advisory Agreement.

Description of the DVM Sub-Advisory Agreement

   The DVM Sub-Advisory Agreement provides that DVM shall serve Scudder as investment counsel with respect to those assets of the Focus Portfolio that Scudder determines to assign to DVM (the "Portfolio Account") in accordance with the investment objectives, policies and limitations and subject to the supervision of Scudder and the Board. For its services provided pursuant to the DVM Sub-Advisory Agreement, DVM will receive a monthly fee at an annual rate of
0.40 of 1% of the first $250 million of the average daily net assets of the Portfolio Account, 0.35 of 1% of the next $250 million of such average daily net assets, 0.3375 of 1% of the next $500 million of such average daily net assets, and 0.3150 of 1% of such average daily net assets over $1 billion. The sub-advisory fee is payable by Scudder, not the Focus Portfolio.

   The DVM Sub-Advisory Agreement provides that DVM shall not be liable for any error of judgment or of law or for any loss suffered by the Trust, the Focus Portfolio, the Portfolio Account or Scudder in connection with the matters to which the DVM Sub-Advisory Agreement relates, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of DVM in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under the DVM Sub-Advisory Agreement.

   Under the terms of the DVM Sub-Advisory Agreement, DVM may pay a broker-dealer a commission out of the Portfolio Account for brokerage and research services provided by the broker-dealer that exceeds the commission another broker-dealer would have charged for effecting the same portfolio transaction. This arrangement is subject to policies approved by the Board and upon a good faith determination by DVM that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or DVM's overall responsibilities with respect to the clients of DVM as to which DVM exercises investment discretion.

   The DVM Sub-Advisory Agreement provides that DVM agrees to indemnify and hold harmless Scudder and the Trust against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof) to which Scudder or the Trust may become subject arising out of or based upon the breach by DVM of any provisions of the DVM Sub-Advisory Agreement or any wrongful action by DVM. Similarly, Scudder agrees to indemnify and hold harmless DVM against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof) to which DVM may become subject arising out of or based upon the breach by Scudder of any provisions of the DVM Sub-Advisory Agreement or the Investment Management Agreement between Scudder and the Trust on behalf of the

Focus Portfolio, or any wrongful action by Scudder or its affiliates in the distribution of the Trust's shares, or any wrongful action by the Trust other than wrongful action that was caused by the breach by DVM of the provision of the DVM Sub-Advisory Agreement.

   The DVM Sub-Advisory Agreement may be terminated at any time, without the payment by the Focus Portfolio of any penalty, by the Board, by vote of a majority of the outstanding voting securities of the Focus Portfolio, or by Scudder, in each case upon 60 days' written notice. The DVM Sub-Advisory Agreement also terminates automatically in the event of its assignment (as that term is defined in the 1940 Act) or in the event of the termination of the Investment Management Agreement between Scudder and the Trust on behalf of the Focus Portfolio. Scudder also has the right to terminate the DVM Sub-Advisory Agreement upon immediate notice if DVM becomes statutorily disqualified from performing its duties under the DVM Sub-Advisory Agreement or otherwise is legally prohibited from operating as an investment adviser. DVM may terminate the DVM Sub-Advisory Agreement upon 90 days' written notice.

   If approved by Focus Portfolio shareholders, the DVM Sub-Advisory Agreement will commence as of the closing of the Transaction and remain in effect until June 30, 2007, unless sooner terminated or not annually approved as described below. Notwithstanding the foregoing, the DVM Sub-Advisory Agreement shall continue in effect through June 30, 2007 and year to year thereafter only as long as such continuance is approved at least annually by vote of a majority of the Focus Portfolio's outstanding voting securities, or by the Trust's Board, and, in either event, by a vote of a majority of the Non-interested Trustees, cast in person at a meeting called for such purpose.

Information about DVM

   DVM, a Delaware limited liability company formed in 1997, has served as sub-adviser to registered investment companies managed by Scudder since July 1997. As of January 31, 2002, DVM managed approximately $6.2 billion on behalf of its clients, which primarily include institutional accounts and Scudder-sponsored investment companies.

   DVM, located at Ten Exchange Place, Suite 2150, Jersey City, New Jersey 07302, is controlled by David N. Dreman. Mr. Dreman owns 10.25% of DVM's shares of beneficial interest but has 100% of the voting control. Various other shareholders (including DVM employees) own 4.48% of DVM's shares of beneficial interest, and the remaining 85.27% equity interest in DVM is held by Harrel Morris as trustee of an irrevocable trust created under the laws of the State of New York, for the benefit of David N. Dreman, Jr. and Meredith W. Dreman. The trust has no voting rights with respect to directing or managing DVM other than the right to vote to dissolve DVM or to amend its operating agreement.

   The name and principal occupation of each of the directors and the principal executive officers of DVM are shown below. The address of each director and executive officer, as it relates to his duties at DVM, is Ten Exchange Place, Suite 2150, Jersey City, New Jersey 07302.

      David N. Dreman.  Chairman, DVM.

      F. James Hutchinson.  President, DVM.

      Yuji Koga.  Senior Vice President, DVM.

      Sergio M. Pavone.  Chief Financial Officer, DVM.

      John R. Dorfman.  Managing Trustee, DVM.

      Walter I. Kass.  Trustee of Research, DVM.

   No Trustees or officers of the Trust are employees, officers, directors or shareholders of DVM. DVM does not serve as investment manager or sub-adviser for any investment company other than funds managed by Scudder.

   DVM also serves as sub-adviser to other funds managed by Scudder that may have investment objectives similar to those of Small Cap Value Portfolio, Financial Services Portfolio, High Return Equity Portfolio and Focus Portfolio. Exhibit E sets forth certain information with respect to those funds.

Brokerage Commissions on Portfolio Transactions

   DVM places all orders for portfolio transactions of the Portfolios' securities. When it can be done consistently with the policy of obtaining the most favorable net results, DVM may place such orders with brokers and dealers who provide market, statistical and other research information to a Portfolio or DVM. DVM is authorized, under certain circumstances, when placing portfolio transactions for equity securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction on account of the receipt of market, statistical and other research information. Allocation of portfolio transactions is supervised by DVM.

   There were no brokerage commissions paid by the Portfolios to "affiliated brokers" (as defined in Schedule 14A under the Securities Exchange Act of 1934, as amended) of DVM for the most recently completed fiscal year.

Required Vote

   Approval of the Sub-Advisory Agreements described above requires the affirmative vote of a "majority of the outstanding voting securities" (as defined below under "Additional Information") of each Portfolio.

The Trustees of the Trust unanimously recommend that shareholders of SVS Focus
   Value+Growth Portfolio, SVS Dreman Small Cap Value Portfolio, SVS Dreman Financial Services Portfolio and SVS Dreman High Return Equity Portfolio vote
               FOR the approval of each Sub-Advisory Agreement.

Proposal 3:  Approval of a New Sub-Advisory Agreement with Jennison Associates
             LLC with Respect to SVS Focus Value+Growth Portfolio

   Scudder has entered into a sub-advisory agreement (the "Current Sub-Advisory Agreement"), on behalf of SVS Focus Value+Growth Portfolio (the "Focus Portfolio"), with Jennison Associates LLC ("Jennison") pursuant to which Jennison furnishes information, investment recommendations, advice and assistance to Scudder. Scudder currently delegates day-to-day investment management of the growth segment of the Focus Portfolio's portfolio (approximately 50%) to Jennison.

   The Current Sub-Advisory Agreement provides for its automatic termination in the event of the termination (due to assignment or otherwise) of the Current Investment Management Agreement applicable to the Focus Portfolio. As discussed in Proposal 1, consummation of the Transaction would constitute an assignment of the Current Investment Management Agreement and will therefore cause a termination of the Current Sub-Advisory Agreement. Accordingly, a new sub-advisory agreement between Scudder and Jennison (the "New Sub-Advisory Agreement") is being proposed for approval by shareholders of the Focus Portfolio. A form of the New Sub-Advisory Agreement is attached hereto as Exhibit F. The terms of the New Sub-Advisory Agreement are substantially identical to the terms of the Current Sub-Advisory Agreement. The material terms of the Current Sub-Advisory Agreement are described under "Description of the Current Sub-Advisory Agreement" below. The description of the New Sub-Advisory Agreement is qualified in its entirety by reference to Exhibit F.

   In the event that the Transaction does not, for any reason, occur, the Current Sub-Advisory Agreement will continue in accordance with its terms then in effect, as more fully described below.

Board Considerations

   On February 4, 2002, the Board, including the Non-interested Trustees, voted unanimously to approve the New Sub-Advisory Agreement proposed by Scudder and to recommend its approval to the shareholders of the Focus Portfolio.

   In considering whether to approve the New Sub-Advisory Agreement, the Board considered similar factors to those it considered in approving the New Investment Management Agreements, to the extent applicable. (See Proposal 1 for more information regarding the Board's evaluation.) Based on the facts that (i) the sole reason the Board considered the New Sub-Advisory Agreement was due to the effects of the Transaction on the Current Investment Management Agreements and unrelated to the performance or structure of Jennison and (ii) the New Sub-Advisory Agreement is substantially identical to the Current Sub-Advisory Agreement, the Board did not conduct a special review on the operations of Jennison in approving the New Sub-Advisory Agreement.

   The Board unanimously recommends that shareholders vote in favor of the approval of the New Sub-Advisory Agreement.

Description of the Current Sub-Advisory Agreement

   Under the Current Sub-Advisory Agreement, Jennison provides subadvisory services relating to the management of those assets of the Focus Portfolio that Scudder from time to time determines to assign to Jennison (the "Portfolio Account"), including developing, recommending and implementing an investment program and strategy for the Portfolio Account, providing research and analysis relative to the investment program and securities and other investments ("investments") of the Portfolio Account, determining which investments should be purchased, sold and loaned by the Portfolio Account, monitoring on a continuing basis the performance of the investments of the Portfolio Account and placing orders for the purchase and sale of investments for the Portfolio Account. Jennison is required to provide reports upon request on portfolio transactions and reports on assets held in the Portfolio Account and will also inform Scudder, the officers of the Trust and the Trustees on a current basis of changes in investment strategy or tactics or any other developments materially affecting the Portfolio Account.

   Pursuant to the Current Sub-Advisory Agreement, Jennison, at its expense, will furnish all necessary investment facilities, including salaries of personnel required for it to execute its duties under the Agreement.

   Under the Current Sub-Advisory Agreement, Jennison receives a monthly fee based on a percentage of the combined average daily net assets of the Portfolio Account, calculated as the product of (a) the monthly fee (set forth in the next sentence) determined on the basis of the combined average daily net assets of the Portfolio Account and the fund account referred to in the Sub-Advisory Agreement made as of June 11, 2001 between Scudder and Jennison relating to the Scudder Focus Value Plus Growth Fund (the "Scudder Focus Value Plus Growth Fund Account"), and (b) the quotient of (i) average daily net assets of the Portfolio Account for the period in question divided by (ii) the combined average daily net assets of the Portfolio Account and the Scudder Focus Value Plus Growth Fund Account for such period. The monthly fee is calculated daily and is at an annual rate of 0.45% of the first $100 million of average daily combined net assets of the Portfolio Account and the Scudder Focus Value Plus Growth Fund Account; 0.40% of the next $400 million of such average daily net assets; 0.35% of the next $500 million of such average daily net assets; 0.30% of the next $1 billion of such average daily net assets; and 0.25% of such average daily net assets in excess of $2 billion. For the fiscal year ended December 31, 2001, the subadvisory fees paid by Scudder to Jennison for the Portfolio Account were $205,327.

   The Current Sub-Advisory Agreement of the Portfolio is dated May 1, 2001 and would continue in effect until September 30, 2002 unless earlier terminated. The Current Sub-Advisory Agreement was last renewed by the Trustees on September 26, 2001 and was approved by the initial shareholder of the Focus Portfolio on March 14, 2001, prior to its becoming effective, as required by the 1940 Act.

   The Current Sub-Advisory Agreement provides that Jennison agrees to indemnify and hold harmless Scudder against any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which Scudder may become subject arising out of or as a result of certain breaches by Jennison of its responsibilities under the Current Sub-Advisory Agreement. Similarly, Scudder agrees to indemnify and hold harmless Jennison against any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which Jennison may become subject arising out of or as a result of certain breaches by Scudder of its responsibilities under the Current Sub-Advisory Agreement.

   The Current Sub-Advisory Agreement may be terminated without penalty at any time by the Trustees, by vote of a majority of the outstanding voting securities of the Focus Portfolio, or by Scudder or by Jennison upon 60 days' written notice, and will automatically terminate in the event of its assignment by either party to the Agreement, as defined in the 1940 Act, or upon termination of the Investment Management Agreement with the Trust, on behalf of the Focus Portfolio. In addition, Scudder or the Trust may terminate the Current Sub-Advisory Agreement upon immediate notice if Jennison becomes statutorily disqualified from performing its duties under the Current Sub-Advisory Agreement or otherwise is legally prohibited from operating as an investment adviser.

   The Current Sub-Advisory Agreement may be amended only in accordance with applicable law, and only by a written instrument signed by the party against whom enforcement of the amendment is sought.

Differences Between the Current and New Sub-Advisory Agreements

   The terms of the New Sub-Advisory Agreement are substantially identical to the terms of the Current Sub-Advisory Agreement.

Information about Jennison

   Jennison, located at 466 Lexington Avenue, New York, NY 10017, was founded in 1969 and has served as an investment adviser to registered investment companies since 1990. As of December 31, 2001, Jennison managed approximately $62 billion on behalf of its clients, which primarily include registered investment companies and institutional accounts. Jennison's approach to growth stock investing is based on a bottom-up approach to individual stock selection (i.e., selecting stocks based on individual company research, rather than allocating by industry or sector).

   Jennison is a wholly-owned subsidiary of Prudential Investment Management, Inc. ("PIM"), formerly known as Prudential Investment Corporation. PIM is a wholly-owned subsidiary of Prudential Asset Management Holding Company ("PAMHCo"), which is a wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential"). The address for PIM is Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102. The address for PAMHCo and Prudential is 751 Broad Street, Newark, NJ 07102.

   The name and principal occupation of each of the directors and principal executive officers of Jennison is shown below. The address of each director and executive officer, as it relates to his or her duties with Jennison, is 466 Lexington Avenue, New York, NY 10017. The individuals primarily responsible for the day-to-day management of the Portfolio Account are Spiros "Sig" Segalas and Kathleen A. McCarragher.

   Michael A. Del Balso. Director and Executive Vice President, Jennison, since 1998; prior to 1998, various positions to Senior Vice President, Jennison Associates Capital Corp.

   Mary-Jane Flaherty. Director since 2000. Managing Director, Strategic Initiatives, PIM, since 1998; prior to 1998, various positions to Chief Financial Officer, PIM, and various positions to Vice President, The Prudential Insurance Company of America ("PICA").

   John H. Hobbs. Chairman and Chief Executive Officer, Jennison, since 1998; prior to 1998, various positions to Chairman and Chief Executive Officer, Jennison Associates Capital Corp.

   Karen E. Kohler. Director since 1998. Executive Vice President, Jennison, since 2000. Treasurer, Jennison, since 1999. Chief Compliance Officer, Jennison, since 1998; prior to 1998, various positions to Senior Vice President and Chief Compliance Officer, Jennison Associates Capital Corp.

   Kathleen A. McCarragher. Director and Executive Vice President, Jennison, since 1998; prior to 1998, Managing Director, Weiss, Peck & Greer L.L.C.

   Philip N. Russo. Director since 2000. Vice President and Director, PIM, since 1999; prior to 1999, Vice President, PICA and Managing Director, Bankers Trust Company.

   Spiros "Sig" Segalas. Director, President and Chief Investment Officer, Jennison, since 1998; prior to 1998, various positions to President and Chief Investment Officer, Jennison Associates Capital Corp.

   Victor Y. Sim.  Director since 2000. Vice President, PICA, since 1997.

   John R. Strangfeld. Director since 2000. Chief Executive Officer, Prudential Securities Incorporated, since 2000. Executive Vice President, Prudential, since 1998. Various positions to Chairman, Chief Executive Officer and President, PIM, since 1990. Chairman, Pricoa Capital Group, since 1989.

   Keven C. Uebelein. Director since 2000. Senior Managing Director, Mergers & Acquisitions, PIM, since 2000; prior to 2000, various positions to Managing Director, New Products, Private Asset Management Group, PICA.

   Bernard B. Winograd. Director since 2000. Chief Executive Officer, Prudential Real Estate Investors, since 1996; Senior Vice President and Director, PIM, since 1998; prior to 1996, Executive Vice President and Chief Financial Officer, The Taubman Company LLC.

   No Trustees or officers of the Trust are employees, officers, directors or shareholders of Jennison.

   The table below sets forth certain information with respect to other registered investment companies advised by Jennison that have investment objectives similar to the growth segment of the Portfolio:

                                                                           Annual Fee Rate (as a % of
Fund                                   Net Assets as of December 31, 2001* average daily net assets)
----                                   ----------------------------------- --------------------------

Prudential 20/20 Focus Fund                       $389,031,750              0.30% to $300 million
(Growth Segment)                                                            0.25% over $300 million

The Prudential Series Fund, Inc.--                 $39,903,937              0.30% to $300 million
20/20 Focus Portfolio                                                       0.25% over $300 million
(Growth Segment)

Strategic Partners Opportunity Funds--            $121,363,092              0.30% to $300 million
Strategic Partners Focused Growth                                           0.25% over $300 million
Fund (Jennison Segment)

The Prudential Series Fund, Inc.--                  $5,204,504              0.30% to $300 million
SP Strategic Partners Focused Growth                                        0.25% over $300 million
Portfolio (Jennison Segment)

Seasons Series Trust--                             $11,334,116              0.40%
Focus Growth Portfolio
(Jennison Segment)

SunAmerica Style Select Series, Inc.--            $405,996,937              0.40%
Focused Growth Portfolio (Jennison
 Segment)

Masters' Select Funds Trust--                     $100,088,374              0.75% to $10 million
The Masters' Select Equity Fund                                             0.50% next $30 million
(Jennison Segment)                                                          0.35% next $25 million
                                                                            0.25% next $335 million
                                                                            0.22% next $600 million
                                                                            0.20% over $1 billion

* When Jennison serves as adviser to only a segment of a fund, the value of net assets reflects only those assets allocated to Jennison.

Brokerage Commissions on Portfolio Transactions

   Jennison places all orders for portfolio transactions of the Focus Portfolio's securities. When it can be done consistently with the policy of obtaining the most favorable net results, Jennison may place such orders with brokers and dealers who provide market, statistical and other research information to the Focus Portfolio or Jennison. Jennison is authorized, under certain circumstances, when placing portfolio transactions for equity securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction on account of the receipt of market, statistical and other research information. Allocation of portfolio transactions is supervised by Jennison.

   There were no brokerage commissions paid by the Focus Portfolio to "affiliated brokers" (as defined in Schedule 14A under the Securities Exchange Act of 1934, as amended) of Jennison for the most recently completed fiscal year.

Required Vote

   Approval of the New Sub-Advisory Agreement requires the affirmative vote of a "majority of the outstanding voting securities" (as defined below under "Additional Information") of the Focus Portfolio.

   The Trustees of the Trust unanimously recommend that shareholders of the SVS Focus Value+Growth Portfolio vote FOR the approval of the New Sub-Advisory
                                  Agreement.

             Proposal 4: Approval of New Sub-Advisory Agreements with Janus Capital Corporation with Respect to SVS Growth and Income Portfolio and SVS Growth Opportunities Portfolio

   Scudder has entered into a sub-advisory agreement (each, a "Current Sub-Advisory Agreement"), on behalf of each of SVS Growth and Income Portfolio and SVS Growth Opportunities Portfolio (each, a "JSA Portfolio"), with Janus Capital Corporation ("Janus") pursuant to which Janus furnishes information, investment recommendations, advice and assistance to Scudder.

   Each Current Sub-Advisory Agreement provides for its automatic termination in the event of the termination (due to assignment or otherwise) of the Current Investment Management Agreement applicable to the respective JSA Portfolio. As discussed in Proposal 1, consummation of the Transaction would constitute an assignment of each Current Investment Management Agreement and will therefore cause a termination of each Current Sub-Advisory Agreement. Accordingly, a new sub-advisory agreement between Scudder and Janus (the "New Sub-Advisory Agreement") is being proposed for approval by shareholders of each JSA Portfolio. A form of the New Sub-Advisory Agreement is attached hereto as Exhibit F. The terms of the New Sub-Advisory Agreement for each JSA Portfolio are substantially identical to the terms of the corresponding Current Sub-Advisory Agreement. The material terms of each Current Sub-Advisory Agreement are described under "Description of the Current Sub-Advisory Agreements" below. The description of the New Sub-Advisory Agreement is qualified in its entirety by reference to Exhibit F.

   In the event that the Transaction does not, for any reason, occur, each Current Sub-Advisory Agreement will continue in accordance with its terms then in effect, as more fully described below.

Board Considerations

   On February 4, 2002, the Board, including the Non-interested Trustees, voted unanimously to approve the New Sub-Advisory Agreement proposed by Scudder and to recommend its approval to the shareholders of each JSA Portfolio.

   In considering whether to approve the New Sub-Advisory Agreements, the Board considered similar factors to those it considered in approving the New Investment Management Agreements, to the extent applicable. (See Proposal 1 for more information regarding the Board's evaluation.) Based on the facts that (i) the sole reason the Board considered each New Sub-Advisory Agreement was due to the effects of the Transaction on the Current Investment Management Agreements and unrelated to the performance or structure of Janus and (ii) each New Sub-Advisory Agreement is substantially identical to the applicable Current Sub-Advisory Agreement, the Board did not conduct a special review on the operations of Janus in approving the New Sub-Advisory Agreements.

   The Board unanimously recommends that shareholders of each JSA Portfolio vote in favor of the approval of the New Sub-Advisory Agreement for their Portfolio.

Description of the Current Sub-Advisory Agreements

   Under each Current Sub-Advisory Agreement, Janus provides subadvisory services relating to the management of the particular JSA Portfolio's assets, including developing, recommending and implementing an investment program and strategy for the Portfolio, providing research and analysis relative to the investment program and investments of the Portfolio, determining which securities should be purchased and sold and monitoring on a continuing basis the performance of the portfolio securities of the Portfolio to meet its stated investment objective and placing orders for execution of the Portfolio's portfolio transactions. Janus is required to provide reports upon request on portfolio transactions and reports on assets held in a JSA Portfolio and will also inform Scudder, the officers of the Trust and the Trustees on a current basis of changes in investment strategy or tactics or any other developments materially affecting a JSA Portfolio.

   Pursuant to each Current Sub-Advisory Agreement, Janus, at its expense, will furnish all necessary investment facilities, including salaries of personnel required for it to execute its duties under the Agreement. Also pursuant to each Current Sub-Advisory Agreement, Scudder, the applicable JSA Portfolio and the Trust will assume and pay their respective organizational, operational and business expenses not specifically assumed or agreed to be paid by Janus pursuant to the Agreement. Janus will pay its own organizational, operational and business expenses but will not be obligated to pay any expenses of Scudder, the Trust, or the applicable JSA Portfolio.

   Under each Current Sub-Advisory Agreement, Janus receives a monthly fee based on a percentage of the combined average daily net assets of the JSA Portfolios, calculated as the product of (a) the monthly fee (set forth in the next sentence) determined on the basis of the combined average daily net assets of the JSA Portfolios, and (b) the quotient of (i) average daily net assets of the particular JSA Portfolio for the period in question divided by (ii) the combined average daily net assets of the JSA Portfolios for such period. The monthly fee is calculated daily and is at an annual rate of 0.55% of the first $100 million of average daily net assets; 0.50% of the next $400 million of average daily net assets; and 0.45% of such average daily net assets in excess of $500 million. For the fiscal year ended December 31, 2001, the subadvisory fees paid by Scudder to Janus for SVS Growth and Income Portfolio and SVS Growth Opportunities Portfolio were $666,831 and $760,392, respectively.

   Each Current Sub-Advisory Agreement is dated October 1, 1999 and would continue in effect until September 30, 2002 unless earlier terminated. Each Current Sub-Advisory Agreement was last renewed by the Trustees on September 26, 2001 and was approved by the sole initial shareholder of the applicable JSA Portfolio on October 29, 1999, prior to its becoming effective, as required by the 1940 Act. In connection with a transaction involving parties related to Janus (described under "Information about Janus" below), shareholders of each JSA Portfolio approved a new sub-advisory agreement for their Portfolio at a meeting held on February 14, 2002, which agreements are expected to take effect on or about March 28, 2002 (the "March Agreements"). The March Agreements had been unanimously approved by the Trustees at a meeting held on November 28, 2001. Accordingly, if shareholders approve the New Sub-Advisory Agreements, it is expected that the New Sub-Advisory Agreements will replace the March Agreements and not the Current Sub-Advisory Agreements. The terms of the March Agreement for each JSA Portfolio are substantially identical to the terms of the corresponding Current and the New Sub-Advisory Agreements.

   Each Current Sub-Advisory Agreement provides that Janus shall not be liable for any error of judgment or law or for any loss suffered by the Trust, the JSA Portfolios or Scudder in connection with the matters to which the Current Sub-Advisory Agreement relates, except loss resulting from willful misconduct, bad faith or gross negligence on the part of Janus in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Current Sub-Advisory Agreements.

   Each Current Sub-Advisory Agreement provides that Janus agrees to indemnify and hold harmless Scudder against any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which Scudder may become subject arising out of or as a result of certain breaches by Janus of its responsibilities under the Current Sub-Advisory Agreement. Similarly, Scudder agrees to indemnify and hold harmless Janus against any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which Janus may become subject arising out of or as a result of certain breaches by Scudder of its responsibilities under the Current Sub-Advisory Agreement or the applicable Investment Management Agreement.

   Each Current Sub-Advisory Agreement may be terminated without penalty at any time by the Trustees, by vote of a majority of the outstanding voting securities of the applicable JSA Portfolio, or by Scudder or by Janus upon 60 days' written notice, and will automatically terminate in the event of its assignment by either party to the Agreement, as defined in the 1940 Act, or upon termination of the Investment Management Agreement with the Trust, on behalf of the applicable JSA Portfolio. In addition, Scudder or the Trust may terminate the Current Sub-Advisory Agreement upon immediate notice if Janus becomes statutorily disqualified from performing its duties under the Agreement or otherwise is legally prohibited from operating as an investment adviser.

   Each Current Sub-Advisory Agreement may be amended only in accordance with applicable law, and only by a written instrument signed by all the parties to the Agreement.

Differences Between the Current and New Sub-Advisory Agreements

   The terms of the New Sub-Advisory Agreement for each JSA Portfolio are substantially identical to the terms of the corresponding Current Sub-Advisory Agreement.

Information about Janus

   Janus, located at 100 Fillmore Street, Denver, Colorado 80206-4928, is a Colorado corporation organized in 1978 (formerly, Bailey, Griffiths, Ltd.). Janus began serving as investment adviser to Janus Fund in 1970 and currently serves as investment adviser to all of the Janus Funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

   Stilwell Financial Inc. ("Stilwell"), located at 920 Main Street, Kansas City, MO 64108-2008, currently owns 98% of the outstanding voting shares of Janus. Stilwell is a publicly traded holding company with principal operations in the financial asset management business. On October 3, 2001, Thomas H. Bailey, Chairman, President and Chief Executive Officer of Janus, exercised certain rights under a Stock Purchase Agreement dated April 13, 1984 with Stilwell, as amended ("Stock Agreement"), to sell his remaining 6.2% stake in Janus to Stilwell (the "Transaction"). Under the terms of the Stock Agreement, Mr. Bailey was entitled to sell his shares at the price per share calculated as of December 31, 2000, provided that he exercised these rights before December 31, 2001. At December 31, 2000, the price per share of Janus stock was $1,005. The total purchase price by Stilwell to Mr. Bailey was approximately $603,320,333 (including applicable interest). Stilwell and Mr. Bailey closed the Transaction on November 9, 2001. Mr. Bailey also sold an approximately 6% stake in Janus to Stilwell, the parent company of Janus, in a sale that closed on May 1, 2001.

   Under the Stock Agreement, Mr. Bailey has certain management rights, including the right to select a majority of Janus' board of directors, subject to Stilwell's consent, which cannot be unreasonably withheld. These contractual rights will terminate on or about March 28, 2002. Subsequent to that date, it is anticipated that the operation of Janus and any day-to-day management of the JSA Portfolios by Janus will remain largely unchanged. In particular, Stilwell and Mr. Bailey have advised the Trustees that both parties anticipate that Mr. Bailey will maintain his position as Chief Executive Officer of Janus and his seat on the Janus board of directors for the foreseeable future.

   The directors of Janus are Thomas H. Bailey, Helen Young Hayes, Michael E. Herman, Thomas A. McDonnell, Landon H. Rowland and Michael Stolper. The address and principal occupations of each director are set forth in the table below. No Trustees or officers of the Trust are employees, officers, directors or shareholders of Janus.

Director                                 Address                     Principal Occupation
--------                  -------------------------------------- -----------------------------

Thomas H. Bailey          100 Fillmore Street
                          Denver, CO 80206                       Director, President, Chairman
                                                                 and Chief Executive
                                                                 Officer of Janus.

Helen Young Hayes         100 Fillmore Street                    Director and Vice
                          Denver, CO 80206                       President of
                                                                 Janus; Executive Vice
                                                                 President and
                                                                 Portfolio Manager of Janus
                                                                 Overseas Fund,
                                                                 Janus Worldwide Fund,
                                                                 Janus Aspen International
                                                                 Growth Portfolio,
                                                                 Janus Aspen Worldwide
                                                                 Growth Portfolio, Janus
                                                                 Adviser International
                                                                 Fund, Janus Adviser
                                                                 Worldwide Fund.

Michael E. Herman         6201 Ward Parkway                      Private investor.
                          Kansas City, MO 64113

Thomas A. McDonnell       DST Systems, Inc.                      President and Chief
                          333 West 11th Street,                  Executive Officer of DST
                          5th Floor                              Systems, Inc.
                          Kansas City, MO 64105

Director                           Address                           Principal Occupation
--------                  --------------------------    ------------------------------------------------

Landon H. Rowland         Stilwell Financial Inc.       Chairman, President and
                          920 Main Street,              Chief Executive Officer of
                          21st Floor                    Stilwell.
                          Kansas City, MO 64105-2008

Michael Stolper           Stolper & Co., Inc.           President of
                          One America Plaza             Stolper & Co., Inc. (an investment advisory firm)
                          600 West Broadway
                          Suite 1010
                          San Diego, CA 92101

   Exhibit G sets forth the fees and other information regarding investment companies advised or sub-advised by Janus that have similar investment objectives to the JSA Portfolios. (See above for information regarding the sub-advisory fee rate and aggregate sub-advisory fee paid for each JSA Portfolio.)

Brokerage Commissions on Portfolio Transactions

   Janus places all orders for portfolio transactions of the JSA Portfolios' securities. In selecting brokers and dealers with which to place portfolio transactions for a Portfolio, Janus may consider its affiliates and also firms that sell shares of mutual funds advised by Janus or recommend the purchase of such funds. When it can be done consistently with the policy of obtaining the most favorable net results, Janus may place such orders with brokers and dealers who provide market, statistical and other research information to a Portfolio or Janus. Janus is authorized, under certain circumstances, when placing portfolio transactions for equity securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction on account of the receipt of market, statistical and other research information. Allocation of portfolio transactions is supervised by Janus.

   There were no brokerage commissions paid by the JSA Portfolios to "affiliated brokers" (as defined in Schedule 14A under the Securities Exchange Act of 1934, as amended) of Janus for the most recently completed fiscal year.

Required Vote

   Approval of each New Sub-Advisory Agreement requires the affirmative vote of a "majority of the outstanding voting securities" (as defined below under "Additional Information") of each JSA Portfolio.

      The Trustees of the Trust unanimously recommend that shareholders of SVS Growth and Income Portfolio and SVS Growth Opportunities Portfolio
             vote FOR the approval of a New Sub-Advisory Agreement.

                            Additional Information

General

   As discussed above, shares of each Portfolio are offered only to Participating Insurance Companies to fund benefits under their VLI contracts and VA contracts (each a "Contract"). Accordingly, as of the close of business on February 15, 2002, shares of each Portfolio were held by separate accounts, or subaccounts thereof, of various Participating Insurance Companies. These shares are owned by the Participating Insurance Companies as depositors for their respective Contracts issued to individual contract owners or to a group (e.g., a defined benefit plan) in which individuals participate (collectively, "Participants"). Participants have the right to instruct the Participating Insurance Companies on how to vote the shares related to their interests through their Contracts (i.e., pass-through voting).

A Participating Insurance Company must vote the shares of a Portfolio held in its name as directed. If a Participating Insurance Company does not receive voting instructions for all of the shares of a Portfolio held under the Contracts, it will vote all of the shares in the relevant separate accounts with respect to each Proposal on which it is entitled to vote, for, against or abstaining, in the same proportion as the shares of that Portfolio for which it has received instructions from contract owners (i.e., echo voting). The group Participants of some group Contracts may have the right to direct the vote, with respect to each Proposal on which they are entitled to vote, for all shares of a Portfolio held under the Contract, for, against or abstaining, in the same proportions as shares for which instructions have been given under the same Contract. This Proxy Statement is used to solicit instructions from Participants for voting shares of the Portfolios, as well as for soliciting proxies from the Participating Insurance Companies, the actual shareholders of the Portfolios. All persons entitled to direct the voting of shares, whether or not they are shareholders, will be described as voting for purposes of this Proxy Statement.

   The cost of preparing, printing and mailing the enclosed proxy card(s) and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, facsimile or telegraph, will be paid by Scudder. In addition to solicitation by mail, certain officers and representatives of the Trust, officers and employees of Scudder and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

   Any shareholder of a Portfolio giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Trust, c/o Zurich Scudder Investments, Inc., at the address for the Trust shown at the beginning of this Proxy Statement) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the applicable Portfolio. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each Proposal referred to in the Proxy Statement. Only a shareholder may execute or revoke a proxy. A Participant who has given voting instructions may revoke them through the applicable Participating Insurance Company. A Participant may also revoke the accompanying voting instruction at any time prior to its use by filing with the Trust a written revocation or duly executed voting instruction bearing a later date. In addition, any Participant who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any voting instruction previously given. The persons named in the accompanying voting instruction will vote as directed, but in the absence of voting directions in any voting instruction that is signed and returned, they may have the authority to vote the interest represented thereby FOR each Proposal and may vote in accordance with their best judgment with respect to other matters not now known to the Board that may be presented to the Meeting.

   The presence at the Meeting, in person or by proxy, of the holders of at least 30% of the shares entitled to be cast of a Portfolio shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting with respect to one or more Portfolios, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies with respect to that Proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the concerned Portfolio's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment those proxies to be voted against that Proposal. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by a Portfolio from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

   Approval of each of the Proposals, with respect to each applicable Portfolio, requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of that Portfolio. The term "majority of the outstanding voting securities," as defined in the 1940 Act and as used in this Proxy Statement, means: the affirmative vote of the lesser of (i) 67% of the voting securities of a Portfolio present at the Meeting if more than 50% of the outstanding voting securities of the Portfolio are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Portfolio.

   Abstentions will have the effect of a "no" vote on each of the Proposals. Broker non-votes will have the effect of a "no" vote for each of the Proposals if such vote is determined on the basis of obtaining the affirmative vote of more than 50% of the outstanding shares of a Portfolio. Broker non-votes will not constitute "yes" or "no" votes for any of the Proposals and will be disregarded in determining the voting securities "present" if such vote is determined on the basis of the affirmative vote of 67% of the voting securities of a Portfolio present at the Meeting. Broker non-votes are not likely to be relevant to the Meeting because the Portfolios have been advised by the New York Stock Exchange that each of the Proposals to be voted upon by the shareholders involves matters that the New York Stock Exchange considers to be routine and within the discretion of brokers to vote if no customer instructions are received. Shareholders of each Portfolio will vote separately with respect to each Proposal.

   If shareholder approval of Proposal 1 is not obtained prior to the closing of the Transaction, Scudder would propose to enter into an interim advisory agreement with your Portfolio, pursuant to Rule 15a-4 under the 1940 Act. The interim agreement, which would take effect upon completion of the acquisition of Scudder by Deutsche Bank, would be in substantially the same form as the New Investment Management Agreement, but would not include the new provisions regarding flexibility in managing assets and would include special provisions required by Rule 15a-4, including:

    .  a maximum term of 150 days;

    . a provision that the Board or holders of a majority of the Portfolio's shares may terminate the agreement at any time without penalty on not more than 10 days' written notice; and

    . a provision that the compensation earned by Scudder under the agreement would be held in an interest-bearing escrow account until shareholder approval of the New Investment Management Agreement is obtained, after which the amount in the escrow account (together with any interest) would be paid to Scudder.

   If any Portfolio relying on Rule 15a-4 has not received the requisite shareholder approval for the New Investment Management Agreement within 150 days after completion of the acquisition of Scudder by Deutsche Bank, fees (less reasonable expenses) would be returned to that Portfolio and the Board of the Trust would consider other appropriate arrangements subject to approval in accordance with the 1940 Act.

   Holders of record of the shares of each Portfolio at the close of business on February 15, 2002, as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of the Meeting. The table provided in Appendix 6 hereto sets forth the number of shares outstanding for each Portfolio as of December 31, 2001.

   To the best of the Trust's knowledge, as of December 31, 2001, no person owned beneficially more than 5% of any Portfolio's outstanding shares, except as stated in Appendix 7. To the best of the Trust's knowledge, as of December 31, 2001, no Trustee or officer of the Trust owned directly or beneficially shares of any Portfolio.

   Georgeson Shareholder Communications, Inc. ("Georgeson") has been engaged to assist in the solicitation of proxies for the Portfolios, at an estimated cost of $12,070, plus expenses. Such expenses will be borne by Scudder. As the Meeting date approaches, certain shareholders of each Portfolio may receive a telephone call from a representative of Georgeson if their votes have not yet been received. Authorization to permit Georgeson to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of each Portfolio. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Portfolios believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

   In all cases where a telephonic proxy is solicited, the Georgeson representative is required to ask for each shareholder's full name and address, or the last four digits of the shareholder's social security or employer identification number, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Georgeson representative is required to ask for the person's title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Georgeson, then the Georgeson representative has the responsibility to explain the process, read the Proposals listed on the proxy card and ask for the shareholder's instructions on each Proposal. Although the Georgeson representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. Georgeson will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Georgeson immediately if his or her instructions are not correctly reflected in the confirmation.

   Shareholders may also provide their voting instructions through telephone touch-tone voting or Internet voting. These options require shareholders to input a control number which is located on each voting instruction card. After inputting this number, shareholders will be prompted to provide their voting instructions on each Proposal. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

   Should shareholders require additional information regarding the proxy or replacement proxy card(s), they may contact Georgeson toll-free at (866) 515-0336. Any proxy given by a shareholder is revocable until voted at the Meeting.

Shareholder Proposals for Subsequent Meetings

   Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Trust, c/o Zurich Scudder Investments, Inc., at the address for the Trust shown at the beginning of this Proxy Statement, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

Other Matters to Come Before the Meeting

   The Board is not aware of any matters that will be presented for action at the Meeting other than the matters described in this material. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust and/or each Portfolio.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) (OR TAKE ADVANTAGE OF AVAILABLE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By Order of the Board,

/s/ JOHN MILLETTE
John Millette
Secretary

                       INDEX OF EXHIBITS AND APPENDICES

  EXHIBIT A:  FORM OF NEW INVESTMENT MANAGEMENT AGREEMENT

  EXHIBIT B:  MANAGEMENT FEE RATES FOR FUNDS MANAGED BY SCUDDER WITH SIMILAR
              INVESTMENT OBJECTIVES

  EXHIBIT C:  FORM OF DVM SUB-ADVISORY AGREEMENT

  EXHIBIT D:  FORM OF DVM SUB-ADVISORY AGREEMENT FOR SVS FOCUS
              VALUE+GROWTH PORTFOLIO

  EXHIBIT E:  INFORMATION REGARDING OTHER FUNDS ADVISED OR SUB-ADVISED BY DVM

  EXHIBIT F:  FORM OF SUB-ADVISORY AGREEMENT

  EXHIBIT G:  INFORMATION REGARDING OTHER FUNDS ADVISED OR SUB-ADVISED BY
              JANUS

  APPENDIX 1: INFORMATION REGARDING SCUDDER

  APPENDIX 2: PROPOSED PORTFOLIO MANAGER CHANGES

  APPENDIX 3: FEES PAID TO SFAC, SISC, SDI AND SISI

  APPENDIX 4: PORTFOLIO MANAGEMENT FEE RATES, NET ASSETS AND AGGREGATE
              MANAGEMENT FEES

  APPENDIX 5: DATES RELATING TO INVESTMENT MANAGEMENT AGREEMENTS

  APPENDIX 6: PORTFOLIO SHARES OUTSTANDING

  APPENDIX 7: BENEFICIAL OWNERS OF 5% OR MORE OF PORTFOLIO SHARES

  APPENDIX 8: OFFICERS

                                   EXHIBIT A

                                  FORM OF NEW
                        INVESTMENT MANAGEMENT AGREEMENT

                          Scudder Variable Series II
                           222 South Riverside Plaza
                            Chicago, Illinois 60606

                                                                   [Date], 2002

Zurich Scudder Investments, Inc.
[Address]

                        Investment Management Agreement

                              [Name of Portfolio]

Ladies and Gentlemen:

   SCUDDER VARIABLE SERIES II (the "Trust") has been established as a Massachusetts business trust to engage in the business of an investment company. Pursuant to the Trust's Declaration of Trust, as amended from time-to-time (the "Declaration"), the Board of Trustees is authorized to issue the Trust's shares of beneficial interest (the "Shares"), into separate series, or funds. The Board of Trustees has authorized [Name of Portfolio] (the "Fund"). Series may be abolished and dissolved, and additional series established, from time to time by action of the Trustees.

   The Trust, on behalf of the Fund, has selected you to act as the investment manager of the Fund and to provide certain other services, as more fully set forth below, and you have indicated that you are willing to act as such investment manager and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust on behalf of the Fund agrees with you as follows:

   1. Delivery of Documents. The Trust engages in the business of investing and reinvesting the assets of the Fund in the manner and in accordance with the investment objectives, policies and restrictions specified in the currently effective Prospectus (the "Prospectus") and Statement of Additional Information (the "SAI") relating to the Fund included in the Trust's Registration Statement on Form N-1A, as amended from time to time, (the "Registration Statement") filed by the Trust under the Investment Company Act of 1940, as amended, (the "1940 Act") and the Securities Act of 1933, as amended. Copies of the documents referred to in the preceding sentence have been furnished to you by the Trust. The Trust has also furnished you with copies properly certified or authenticated of each of the following additional documents related to the Trust and the Fund:

(a) The Declaration, as amended to date.

(b) By-Laws of the Trust as in effect on the date hereof (the "By-Laws").

(c) Resolutions of the Trustees of the Trust and the shareholders of the Fund selecting you as investment manager and approving the form of this Agreement.

(d) Establishment and Designation of Series of Shares of Beneficial Interest relating to the Fund, as applicable.

   The Trust will furnish you from time to time with copies, properly certified or authenticated, of all amendments of or supplements, if any, to the foregoing, including the Prospectus, the SAI and the Registration Statement.

   2. Portfolio Management Services. As manager of the assets of the Fund, you shall provide continuing investment management of the assets of the Fund in accordance with the investment objectives, policies and restrictions set forth in the Prospectus and SAI; the applicable provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended, (the "Code") relating to regulated investment companies and all rules and regulations thereunder; and all other applicable federal and state laws and regulations of which you have knowledge; subject always to policies and instructions adopted by the Trust's Board of Trustees. In connection therewith, you shall use reasonable efforts to manage the Fund so that it will qualify as a regulated investment company under Subchapter M of the Code and regulations issued thereunder. The Fund shall have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to your investment advisory clients. In managing the Fund in accordance with the requirements set forth in this section 2, you shall be entitled to receive and act upon advice of counsel to the Trust. You shall also make available to the Trust promptly upon request all of the Fund's investment records and ledgers as are necessary to assist the Trust in complying with the requirements of the 1940 Act and other applicable laws. To the extent required by law, you shall furnish to regulatory authorities having the requisite authority any information or reports in connection with the services provided pursuant to this Agreement which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

   You shall determine the securities, instruments, investments, currencies, repurchase agreements, futures, options and other contracts relating to investments to be purchased, sold or entered into by the Fund and place orders with broker-dealers, foreign currency dealers, futures commission merchants or others pursuant to your determinations and all in accordance with Fund policies as expressed in the Registration Statement. You shall determine what portion of the Fund's portfolio shall be invested in securities and other assets and what portion, if any, should be held uninvested.

   You shall furnish to the Trust's Board of Trustees periodic reports on the investment performance of the Fund and on the performance of your obligations pursuant to this Agreement, and you shall supply such additional reports and information as the Trust's officers or Board of Trustees shall reasonably request.

   3. Delegation of Portfolio Management Services. Subject to the prior approval of a majority of the members of the Fund's Board of Trustees, including a majority of the Trustees who are not "interested persons," as defined in the 1940 Act, you may, through a sub-advisory agreement or other arrangement, delegate to any other company that you control, are controlled by, or are under common control with, or to specified employees of any such companies, or to more than one such company to the extent permitted by applicable law, certain of your duties enumerated in section 2 hereof; provided, that you shall continue to supervise the services provided by such company or employees and any such delegation shall not relieve you of any of your obligations hereunder.

   Subject to the provisions of this Agreement, the duties of any sub-adviser or delegate, the portion of portfolio assets of the Fund that the sub-adviser or delegate shall manage and the fees to be paid to the sub-adviser or delegate by you under and pursuant to any sub-advisory agreement or other arrangement entered into in accordance with this Agreement may be adjusted from time to time by you, subject to the prior approval of a majority of the members of the Fund's Board of Trustees, including a majority of the Trustees who are not "interested persons," as defined in the 1940 Act.

   4. Administrative Services. In addition to the portfolio management services specified above in section 2, you shall furnish at your expense for the use of the Fund such office space and facilities in the United States as the Fund may require for its reasonable needs, and you (or one or more of your affiliates designated by you) shall render to the Trust administrative services on behalf of the Fund necessary for operating as an open end investment company and not provided by persons not parties to this Agreement including, but not limited to, preparing reports to and meeting materials for the Trust's Board of Trustees and reports and notices to Fund shareholders; supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of, accounting agents, custodians, depositories, transfer agents and pricing agents, accountants, attorneys, printers, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable to Fund operations; preparing and making filings with the Securities and Exchange Commission (the "SEC") and other regulatory and self-regulatory organizations, including, but not limited to, preliminary and definitive proxy materials, post-effective amendments to the Registration Statement, semi-annual reports on Form N-SAR and notices pursuant to Rule 24f-2 under the 1940 Act; overseeing the tabulation of proxies by the Fund's transfer agent; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax return pursuant to Section 4982 of the Code; providing assistance with investor and public relations matters; monitoring the valuation of portfolio securities and the calculation of net asset value; monitoring the registration of Shares of the Fund under applicable federal and state securities laws; maintaining or causing to be maintained for the Fund all books, records and reports and any other information required under the 1940 Act, to the extent that such books, records and reports and other information are not maintained by the Fund's custodian or other agents of the Fund; assisting in establishing the accounting policies of the Fund; assisting in the resolution of accounting issues that may arise with respect to the Fund's operations and consulting with the Fund's independent accountants, legal counsel and the Fund's other agents as necessary in connection therewith; establishing and monitoring the Fund's operating expense budgets; reviewing the Fund's bills; processing the payment of bills that have been approved by an authorized person; assisting the Fund in determining the amount of dividends and distributions available to be paid by the Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and otherwise assisting the Trust as it may reasonably request in the conduct of the Fund's business, subject to the direction and control of the Trust's Board of Trustees. Nothing in this Agreement shall be deemed to shift to you or to diminish the obligations of any agent of the Fund or any other person not a party to this Agreement which is obligated to provide services to the Fund.

   5. Allocation of Charges and Expenses. Except as otherwise specifically provided in this section 5, you shall pay the compensation and expenses of all Trustees, officers and executive employees of the Trust (including the Fund's share of payroll taxes) who are affiliated persons of you, and you shall make available, without expense to the Fund, the services of such of your directors, officers and employees as may duly be elected officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. You shall provide at your expense the portfolio management services described in section 2 hereof and the administrative services described in section 4 hereof.

   You shall not be required to pay any expenses of the Fund other than those specifically allocated to you in this section 5. In particular, but without limiting the generality of the foregoing, you shall not be responsible, except to the extent of the reasonable compensation of such of the Trust's Trustees and officers as are directors, officers or employees of you whose services may be involved, for the following expenses of the Fund: organization expenses of the Fund (including out of-pocket expenses, but not including your overhead or employee costs); fees payable to you and to any other Fund advisors or consultants; legal expenses; auditing and accounting expenses; maintenance of books and records which are required to be maintained by the Fund's custodian or other agents of the Trust; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations; fees and expenses of the Fund's accounting agent for which the Trust is responsible pursuant to the terms of the Fund Accounting Services Agreement, custodians, subcustodians, transfer agents, dividend disbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates and, except as provided below in this section 5, other expenses in connection with the issuance, offering, distribution, sale, redemption or repurchase of securities issued by the Fund; expenses relating to investor and public relations; expenses and fees of registering or qualifying Shares of the Fund for sale; interest charges, bond premiums and other insurance expense; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; the compensation and all expenses (specifically including travel expenses relating to Trust business) of Trustees, officers and employees of the Trust who are not affiliated persons of you; brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; expenses of printing and distributing reports, notices and dividends to shareholders; expenses of printing and mailing Prospectuses and SAIs of the Fund and supplements thereto; costs of stationery; any litigation expenses; indemnification of Trustees and officers of the Trust; and costs of shareholders' and other meetings.

   You shall not be required to pay expenses of any activity which is primarily intended to result in sales of Shares of the Fund if and to the extent that (i) such expenses are required to be borne by a principal underwriter which acts as the distributor of the Fund's Shares pursuant to an underwriting agreement which provides that the underwriter shall assume some or all of such expenses, or (ii) the Trust on behalf of the Fund shall have adopted a plan in conformity with Rule 12b-1 under the 1940 Act providing that the Fund (or some other party) shall assume some or all of such expenses. You shall be required to pay such of the foregoing sales expenses as are not required to be paid by the principal underwriter pursuant to the underwriting agreement or are not permitted to be paid by the Fund (or some other party) pursuant to such a plan.

   6. Management Fee. For all services to be rendered, payments to be made and costs to be assumed by you as provided in sections 2, 3, 4 and 5 hereof, the Trust on behalf of the Fund shall pay you in United States Dollars on the last day of each month the unpaid balance of a fee equal to the excess of (a) 1/12 of [see Appendix 4 of this Proxy Statement for the investment management fee rate paid by each Fund]; over (b) any compensation waived by you from time to time (as more fully described below). You shall be entitled to receive during any month such interim payments of your fee hereunder as you shall request, provided that no such payment shall exceed 75 percent of the amount of your fee then accrued on the books of the Fund and unpaid.

   The "average daily net assets" of the Fund shall mean the average of the values placed on the Fund's net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of the Fund is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if the Fund lawfully determines the value of its net assets as of some other time on each business day, as of such time. The value of the net assets of the Fund shall always be determined pursuant to the applicable provisions of the Declaration and the Registration Statement. If the determination of net asset value does not take place for any particular day, then for the purposes of this section 6, the value of the net assets of the Fund as last determined shall be deemed to be the value of its net assets as of 4:00 p.m. (New York time), or as of such other time as the value of the net assets of the Fund's portfolio may be lawfully determined on that day. If the Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this section 6.

   You may waive all or a portion of your fees provided for hereunder and such waiver shall be treated as a reduction in purchase price of your services. You shall be contractually bound hereunder by the terms of any publicly announced waiver of your fee, or any limitation of the Fund's expenses, as if such waiver or limitation were fully set forth herein.

   7. Avoidance of Inconsistent Position; Services Not Exclusive. In connection with purchases or sales of portfolio securities and other investments for the account of the Fund, neither you nor any of your directors, officers or employees shall act as a principal or agent or receive any commission. You or your agent shall arrange for the placing of all orders for the purchase and sale of portfolio securities and other investments for the Fund's account with brokers or dealers selected by you in accordance with Fund policies as expressed in the Registration Statement. If any occasion should arise in which you give any advice to clients of yours concerning the Shares of the Fund, you shall act solely as investment counsel for such clients and not in any way on behalf of the Fund.

   Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and services to others. In acting under this Agreement, you shall be an independent contractor and not an agent of the Trust. Whenever the Fund and one or more other accounts or investment companies advised by you have available funds for investment, investments suitable and appropriate for each shall be allocated in accordance with procedures believed by you to be equitable to each entity. Similarly, opportunities to sell securities shall be allocated in a manner believed by you to be equitable. The Fund recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Fund.

   8. Limitation of Liability of Manager. As an inducement to your undertaking to render services pursuant to this Agreement, the Trust agrees that you shall not be liable under this Agreement for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect you against any liability to the Trust, the Fund or its shareholders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties, or by reason of your reckless disregard of your obligations and duties hereunder.

   9. Duration and Termination of This Agreement. This Agreement shall remain in force until September 30, 2002, and continue in force from year to year thereafter, but only so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of the Fund. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder and any applicable SEC exemptive order therefrom.

   This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Fund or by the Trust's Board of Trustees on 60 days' written notice to you, or by you on 60 days' written notice to the Trust. This Agreement shall terminate automatically in the event of its assignment.

   This Agreement may be terminated with respect to the Fund at any time without the payment of any penalty by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund in the event that it shall have been established by a court of competent jurisdiction that you or any of your officers or directors has taken any action which results in a breach of your covenants set forth herein.

   10. Amendment of This Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved in a manner consistent with the 1940 Act and rules and regulations thereunder and any applicable SEC exemptive order therefrom.

   11. Limitation of Liability for Claims. The Declaration, a copy of which, together with all amendments thereto, is on file in the Office of the Secretary of the Commonwealth of Massachusetts, provides that the name "Scudder Variable Series II" refers to the Trustees under the Declaration collectively as Trustees and not as individuals or personally, and that no shareholder of the Fund, or Trustee, officer, employee or agent of the Trust, shall be subject to claims against or obligations of the Trust or of the Fund to any extent whatsoever, but that the Trust estate only shall be liable.

   You are hereby expressly put on notice of the limitation of liability as set forth in the Declaration and you agree that the obligations assumed by the Trust on behalf of the Fund pursuant to this Agreement shall be limited in all cases to the Fund and its assets, and you shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Fund or any other series of the Trust, or from any Trustee, officer, employee or agent of the Trust. You understand that the rights and obligations of each Fund, or series, under the Declaration are separate and distinct from those of any and all other series.

   12. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

   In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "affiliated person," "assignment" and "majority of the outstanding voting securities"), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the SEC by any rule, regulation or order.

   This Agreement shall be construed in accordance with the laws of the Commonwealth of Massachusetts, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, or in a manner which would cause the Fund to fail to comply with the requirements of Subchapter M of the Code.

   This Agreement shall supersede all prior investment advisory or management agreements entered into between you and the Trust on behalf of the Fund.

   If you are in agreement with the foregoing, please execute the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract effective as of the date of this Agreement.

                                       Yours very truly,

                                       SCUDDER VARIABLE SERIES II, on behalf of
                                       [Name of Portfolio]


                                        By:__________________________________
                                           Vice President

   The foregoing Agreement is hereby accepted as of the date hereof.

                                        [ZURICH SCUDDER INVESTMENTS, INC.]


                                        By:__________________________________
                                           President

                                   EXHIBIT B

               MANAGEMENT FEE RATES FOR FUNDS MANAGED BY SCUDDER
                      WITH SIMILAR INVESTMENT OBJECTIVES

Fund                                           Objective                        Fee Rate+                 Net Assets*
----                                           ---------                        ----------              ---------------

Money Market Funds

Government Securities           Maximum current income consistent       0.220% to $500 million           $1,833,917,431
Portfolio (Cash Account         with stability of capital.              0.200% next $500 million
Trust)                                                                  0.175% next $1 billion
                                                                        0.160% next $1 billion
                                                                        0.150% over $3 billion/(1)/

Government Securities           Maximum current income consistent       0.220% to $500 million             $498,040,269
Portfolio (Cash Equivalent      with stability of capital.              0.200% next $500 million
Fund)                                                                   0.175% next $1 billion
                                                                        0.160% next $1 billion
                                                                        0.150% over $3 billion/(4)/

Government Securities           Maximum current income consistent       0.150% of net assets               $487,810,268
Portfolio (Investors            with stability of capital.
Cash Trust)

Money Market Portfolio          Maximum current income consistent       0.220% to $500 million          $10,258,067,219
(Cash Account Trust)            with stability of capital.              0.200% next $500 million
                                                                        0.175% next $1 billion
                                                                        0.160% next $1 billion
                                                                        0.150% over $3 billion /(1)/

Money Market Portfolio          Maximum current income consistent       0.220% to $500 million             $913,521,410
(Cash Equivalent Fund)          with stability of capital.              0.200% next $500 million
                                                                        0.175% next $1 billion
                                                                        0.160% next $1 billion
                                                                        0.150% over $3 billion /(4)/

Scudder Cash Reserves Fund      Maximum current income to the extent    0.400% to $250 million             $594,927,445
                                consistent with stability of            0.380% next $750 million
                                principal.                              0.350% next $1.5 billion
                                                                        0.320% next $2.5 billion
                                                                        0.300% next $2.5 billion
                                                                        0.280% next $2.5 billion
                                                                        0.260% next $2.5 billion
                                                                        0.250% over $12.5 billion

Fund                                                Objective                              Fee Rate+                   Net Assets*
----                                                ---------                              ----------                --------------

Scudder Cash Investment Trust    To maintain stability of capital, and consistent   0.500% to $250 million           $1,338,276,105
                                 with that, to maintain liquidity of capital and    0.450% next $250 million
                                 to provide current income.                         0.400% next $500 million
                                                                                    0.350% next $500 million
                                                                                    0.335% next $500 million
                                                                                    0.320% over $2 billion

Scudder Money Market Series      High level of current income as is consistent      0.250% of net assets             $9,294,897,783
                                 with liquidity, preservation of capital and
                                 the fund's investment policies.

Scudder U.S. Treasury Money      Current income consistent with safety, liquidity,  0.400% to $500 million             $383,202,179
Fund                             and stability of capital.                          0.385% next $500 million
                                                                                    0.370% over $1 billion

Treasury Portfolio               Maximum current income consistent with stability   0.150% of net assets                $88,490,940
(Investors Cash Trust)           of capital.

Zurich Government Money Fund     Maximum current income to the extent consistent    0.500% to $215 million             $751,421,981
                                 with stability of principal.                       0.375% next $335 million
                                                                                    0.300% next $250 million
                                                                                    0.250% over $800 million/(5)/

Zurich Money Market Fund         Maximum current income to the extent consistent    0.500% to $215 million           $5,786,712,431
                                 with stability of principal.                       0.375% next $335 million
                                                                                    0.300% next $250 million
                                                                                    0.250% over $800 million/(5)/

Zurich YieldWise Government      Maximum current income to the extent consistent    0.500% to $215 million             $387,549,405
Money Fund                       with stability of principal.                       0.375% next $335 million
                                                                                    0.300% next $250 million
                                                                                    0.250% over $800 million

Zurich YieldWise Money Fund      Maximum current income to the extent consistent    0.500% to $215 million             $978,162,130
                                 with stability of principal.                       0.375% next $335 million
                                                                                    0.300% next $250 million
                                                                                    0.250% over $800 million

Tax-Free Money Market Funds

Investors Florida Municipal      Maximum current income, that is exempt from        0.220% to $500 million              $56,982,158
Cash Fund                        federal income tax, to the extent consistent       0.200% next $500 million
                                 with stability of capital.                         0.175% next $1 billion
                                                                                    0.160% next $1 billion
                                                                                    0.150% over $3 billion/(3)/

Fund                                                      Objective                           Fee Rate+                Net Assets*
----                                                      ---------                           ----------              ------------

Investors Michigan Municipal Cash Fund     Maximum current income, that is            0.220% to $500 million          $29,349,803
                                           exempt from federal and Michigan           0.200% next $500 million
                                           income taxes, to the extent consistent     0.175% next $1 billion
                                           with stability of capital.                 0.160% next $1 billion
                                                                                      0.150% over $3 billion/(3)/

Investors New Jersey Municipal Cash        Maximum current income, that is            0.220% to $500 million          $77,045,997
Fund                                       exempt from federal and New Jersey         0.200% next $500 million
                                           income taxes, to the extent consistent     0.175% next $1 billion
                                           with stability of capital.                 0.160% next $1 billion
                                                                                      0.150% over $3 billion/(3)/

Investors Pennsylvania Municipal Cash      Maximum current income, that is            0.220% to $500 million          $24,521,124
Fund                                       exempt from federal and Pennsylvania       0.200% next $500 million
                                           income taxes, to the extent consistent     0.175% next $1 billion
                                           with stability of capital.                 0.160% next $1 billion
                                                                                      0.150% over $3 billion/(3)/

Scudder Tax-Free Money Fund                Income exempt from regular federal         0.500% to $500 million         $345,090,771
                                           income tax and stability of principal      0.480% over $500 million
                                           through investments in municipal
                                           securities.

Tax-Exempt California Money Market Fund    Maximum current income, that is            0.220% to $500 million         $512,542,678
                                           exempt from federal and State of           0.200% next $500 million
                                           California income taxes, to the extent     0.175% next $1 billion
                                           consistent with stability of capital.      0.160% next $1 billion
                                                                                      0.150% over $3 billion

Tax-Exempt New York Money Market Fund      Maximum current income that is exempt      0.220% to $500 million         $175,481,067
                                           from federal, New York State and New       0.200% next $500 million
                                           York City income taxes, to the extent      0.175% next $1 billion
                                           consistent with stability of capital.      0.160% next $1 billion
                                                                                      0.150% over $3 billion/(3)/

Tax-Exempt Portfolio                       Maximum current income that is             0.220% to $500 million         $957,821,674
(Cash Account Trust)                       exempt from federal income taxes to        0.200% next $500 million
                                           the extent consistent with stability       0.175% next $1 billion
                                           of capital.                                0.160% next $1 billion
                                                                                      0.150% over $3 billion/(1)/

Tax-Exempt Portfolio                       Maximum current income that is             0.220% to $500 million         $287,473,181
(Cash Equivalent Fund)                     exempt from federal income taxes to        0.200% next $500 million
                                           the extent consistent with stability       0.175% next $1 billion
                                           of capital.                                0.160% next $1 billion
                                                                                      0.150% over $3 billion

Fund                                                      Objective                         Fee Rate+                Net Assets*
----                                                      ---------                         ----------              --------------

Zurich Tax-Free Money Fund                 Maximum current income that is          0.500% to $215 million             $745,352,528
                                           exempt from federal income taxes to     0.375% next $335 million
                                           the extent consistent with stability    0.300% next $250 million
                                           of principal.                           0.250% over $800 million/(5)/

Zurich YieldWise Municipal Money Fund      Maximum current income that is          0.500% to $215 million             $440,593,257
                                           exempt from regular federal income      0.375% next $335 million
                                           taxes to the extent consistent with     0.300% next $250 million
                                           stability of principal.                 0.250% over $800 million
Tax-Free Funds

Scudder California Tax-Free Income         High level of current income that is    0.550% to $250 million           $1,120,773,073
Fund                                       exempt from California State and        0.520% next $750 million
                                           federal income taxes.                   0.500% next $1.5 billion
                                                                                   0.480% next $2.5 billion
                                                                                   0.450% next $2.5 billion
                                                                                   0.430% next $2.5 billion
                                                                                   0.410% next $2.5 billion
                                                                                   0.400% over $12.5 billion

Scudder Florida Tax-Free Income Fund       High level of current income that is    0.550% to $250 million              $72,545,834
                                           exempt from federal income taxes.       0.520% next $750 million
                                                                                   0.500% next $1.5 billion
                                                                                   0.480% next $2.5 billion
                                                                                   0.450% next $2.5 billion
                                                                                   0.430% next $2.5 billion
                                                                                   0.410% next $2.5 billion
                                                                                   0.400% over $12.5 billion

Scudder High-Yield Tax-Free Fund           High level of income exempt from        0.650% to $300 million             $555,430,253
                                           regular federal income tax.             0.600% next $200 million
                                                                                   0.575% over $500 million

Scudder Managed Municipal Bonds            Income exempt from regular federal      0.450% to $250 million           $2,284,146,522
                                           income tax while actively seeking to    0.430% next $750 million
                                           reduce downside risk as compared        0.410% next $1.5 billion
                                           with other tax-free income funds.       0.400% next $2.5 billion
                                                                                   0.380% next $2.5 billion
                                                                                   0.360% next $2.5 billion
                                                                                   0.340% next $2.5 billion
                                                                                   0.320% over $12.5 billion

Fund                                                   Objective                            Fee Rate+                Net Assets*
----                                                   ---------                            ----------              --------------

Scudder Massachusetts Tax-Free   Income that is exempt from Massachusetts            0.600% to $400 million           $488,642,403
Fund                             personal and regular federal income taxes.          0.525% next $600 million
                                                                                     0.500% over $1 billion

Scudder Medium-Term Tax-Free     High level of income free from regular federal      0.550% to $250 million           $592,760,077
Fund                             income taxes and to limit principal fluctuation.    0.520% next $750 million
                                                                                     0.490% next $1.5 billion
                                                                                     0.470% next $2.5 billion
                                                                                     0.450% next $2.5 billion
                                                                                     0.430% next $2.5 billion
                                                                                     0.410% next $2.5 billion
                                                                                     0.400% over $12.5 billion

Scudder New York Tax-Free        High level of current income that is exempt from    0.550% to $250 million           $393,714,699
Income Fund                      New York State and New York City income taxes       0.520% next $750 million
                                 and federal income taxes.                           0.500% next $1.5 billion
                                                                                     0.480% next $2.5 billion
                                                                                     0.450% next $2.5 billion
                                                                                     0.430% next $2.5 billion
                                                                                     0.410% next $2.5 billion
                                                                                     0.400% over $12.5 billion

U.S. Income Funds

Scudder Floating Rate Fund       As high a level of current income as is             0.500% to $1 billion             $172,334,773
                                 consistent with the preservation of capital.        0.490% next $2 billion
                                                                                     0.480% next $2 billion
                                                                                     0.470% next $5 billion
                                                                                     0.450% over $10 billion

Scudder GNMA Fund                High level of income while actively seeking to      0.400% to $5 billion           $4,273,399,626
                                 reduce downside risk compared with other GNMA       0.385% next $1 billion
                                 mutual funds.                                       0.370% over $6 billion

Scudder High-Yield Fund          Highest level of current income obtainable from     0.580% to $250 million         $2,616,954,464
                                 a diversified portfolio of fixed-income securities  0.550% next $750 million
                                 which the fund's investment manager considers       0.530% next $1.5 billion
                                 consistent with reasonable risk. As a secondary     0.510% next $2.5 billion
                                 objective, the fund will seek capital gain where    0.480% next $2.5 billion
                                 consistent with its primary objective.              0.460% next $2.5 billion
                                                                                     0.440% next $2.5 billion
                                                                                     0.420% over $12.5 billion

Fund                                                      Objective                            Fee Rate+                Net Assets*
----                                                      ---------                            ----------             --------------

Scudder High-Yield Opportunity          Total return through high current income        0.600% to $500 million          $129,687,812
Fund                                    and capital appreciation.                       0.575% next $500 million
                                                                                        0.550% next $500 million
                                                                                        0.525% next $500 million
                                                                                        0.500% next $1 billion
                                                                                        0.475% over $3 billion

Scudder Income Fund                     High income while managing its portfolio        0.550% to $250 million          $835,783,924
                                        in a way that is consistent with the prudent    0.520% next $750 million
                                        investment of shareholders' capital.            0.500% next $1.5 billion
                                                                                        0.480% next $2.5 billion
                                                                                        0.450% next $2.5 billion
                                                                                        0.430% next $2.5 billion
                                                                                        0.410% next $2.5 billion
                                                                                        0.400% over $12.5 billion

Scudder Short Term Bond Fund            High income while managing its portfolio        0.450% to $1.5 billion        $1,142,547,984
                                        in a way that is consistent with maintaining    0.425% next $500 million
                                        a high degree of stability of shareholders'     0.400% next $1 billion
                                        capital.                                        0.385% next $1 billion
                                                                                        0.370% next $1 billion
                                                                                        0.355% next $1 billion
                                                                                        0.340% over $6 billion

Scudder Strategic Income Fund           High current return.                            0.580% to $250 million          $438,621,367
                                                                                        0.550% next $750 million
                                                                                        0.530% next $1.5 billion
                                                                                        0.510% next $2.5 billion
                                                                                        0.480% next $2.5 billion
                                                                                        0.460% next $2.5 billion
                                                                                        0.440% next $2.5 billion
                                                                                        0.420% over $12.5 billion

Scudder U.S. Government Securities      High current income, liquidity and security     0.450% to $250 million        $4,211,460,035
Fund                                    of principal.                                   0.430% next $750 million
                                                                                        0.410% next $1.5 billion
                                                                                        0.400% next $2.5 billion
                                                                                        0.380% next $2.5 billion
                                                                                        0.360% next $2.5 billion
                                                                                        0.340% next $2.5 billion
                                                                                        0.320% over $12.5 billion

Fund                                                Objective                              Fee Rate+                    Net Assets*
----                                                ---------                              --------                   --------------

Global Income Funds

Scudder Emerging Markets Income Fund    High current income and, secondarily,       1.000% to $500 million             $120,468,131
                                        long-term capital appreciation.             0.950% over $500 million

Scudder Global Bond Fund                Total return with an emphasis on            0.750% to $250 million             $180,288,837
                                        current income; capital appreciation        0.720% next $750 million
                                        is a secondary goal.                        0.700% next $1.5 billion
                                                                                    0.680% next $2.5 billion
                                                                                    0.650% next $2.5 billion
                                                                                    0.640% next $2.5 billion
                                                                                    0.630% next $2.5 billion
                                                                                    0.620% over $12.5 billion

Asset Allocation Funds Series

Scudder Pathway Series: Conservative    Current income and, as a secondary          There will be no fee as the        $112,874,335
Portfolio                               objective, long-term growth of capital.     Investment Manager will receive
                                                                                    a fee from the underlying funds.

Scudder Pathway Series: Moderate        Balance of current income and growth of     There will be no fee as the        $268,370,642
Portfolio                               capital.                                    Investment Manager will receive
                                                                                    a fee from the underlying funds.

Scudder Pathway Series: Growth          Long-term growth of capital.                There will be no fee as the        $237,107,578
Portfolio                                                                           Investment Manager will receive
                                                                                    a fee from the underlying funds.

U.S. Growth and Income Funds

Scudder Balanced Fund                   Balance of growth and income from a         0.470% to $1.5 billion             $926,626,559
                                        diversified portfolio of equity and         0.445% next $500 million
                                        fixed-income securities.                    0.420% over $2 billion

Scudder Dividend & Growth Fund          High current income and long-term growth    0.750% to $500 million              $31,584,123
                                        of capital by investing primarily in        0.700% over $500 million
                                        common stocks, convertible securities
                                        and real estate investment trusts.

Scudder Growth and Income Fund          Long-term growth of capital, current        0.450% to $14 billion            $6,890,176,215
                                        income and growth of income while           0.425% next $2 billion
                                        actively seeking to reduce downside         0.400% next $2 billion
                                        risk as compared with other growth and      0.385% over $18 billion
                                        income funds.

Fund                                           Objective                                Fee Rate+                      Net Assets*
----                                           ---------                                ---------                    --------------

U.S. Equity/Growth Style Funds

Scudder 21st Century Growth   Long-term growth of capital by investing         0.750% to $500 million                  $318,528,621
Fund                          in common stocks of emerging growth companies    0.700% next $500 million
                              that the advisor believes are poised to be       0.650% over $1 billion
                              leaders in the new century.

Scudder Aggressive Growth     Capital appreciation through the use of          Base investment management fee          $159,724,463
Fund                          aggressive investment techniques.                of 0.650% of net assets plus or
                                                                               minus an incentive fee based upon
                                                                               the investment performance of the
                                                                               Fund's Class A shares as compared
                                                                               with the performance of the Standard
                                                                               & Poor's 500 Stock Index, which may
                                                                               result in a total fee ranging from
                                                                               0.450% to 0.850% of net assets

Scudder Blue Chip Fund        Growth of capital and of income.                 0.580% to $250 million                  $786,528,057
                                                                               0.550% next $750 million
                                                                               0.530% next $1.5 billion
                                                                               0.510% next $2.5 billion
                                                                               0.480% next $2.5 billion
                                                                               0.460% next $2.5 billion
                                                                               0.440% next $2.5 billion
                                                                               0.420% over $12.5 billion

Scudder Capital Growth Fund   Long-term capital growth while actively          0.580% to $3 billion                  $1,671,706,984
                              seeking to reduce downside risk compared         0.555% next $1 billion
                              with other growth mutual funds.                  0.530% over $4 billion

Scudder Development Fund      Long-term capital appreciation by investing      0.850% to $1 billion                    $445,769,912
                              primarily in U.S. companies with the potential   0.800% next $500 million
                              for above-average growth.                        0.750% over $1.5 billion

Scudder Focus Growth Fund     Long-term growth of capital.                     0.700% to $250 million                    $1,660,237
                                                                               0.670% next $750 million
                                                                               0.650% next $1.5 billion
                                                                               0.630% over $2.5 billion

Fund                                                 Objective                                Fee Rate+               Net Assets*
----                                                 ---------                                ----------             --------------

Scudder Focus Value+Growth     Growth of capital through a portfolio of growth         0.720% to $250 million         $120,916,447
Fund                           and value stocks.                                       0.690% next $750 million
                                                                                       0.660% next $1.5 billion
                                                                                       0.640% next $2.5 billion
                                                                                       0.600% next $2.5 billion
                                                                                       0.580% next $2.5 billion
                                                                                       0.560% next $2.5 billion
                                                                                       0.540% over $12.5 billion

Scudder Growth Fund            Growth of capital through professional management       0.580% to $250 million       $1,520,557,389
                               and diversification of investments in securities        0.550% next $750 million
                               that the investment manager believes have the           0.530% next $1.5 billion
                               potential for capital appreciation.                     0.510% next $2.5 billion
                                                                                       0.480% next $2.5 billion
                                                                                       0.460% next $2.5 billion
                                                                                       0.440% next $2.5 billion
                                                                                       0.420% over $12.5 billion

Scudder Health Care Fund       Long-term growth of capital by investing at least       0.850% to $500 million         $235,718,201
                               80% of total assets in common stocks companies in       0.800% over $500 million
                               the health care sector.

Scudder Large Company Growth   Long-term growth of capital by investing at least       0.700% to $1.5 billion         $955,238,753
Fund                           65% of its assets in large U.S. companies (those        0.650% next $500 million
                               with a market value of $1 billion or more).             0.600% over $2 billion

Scudder Research Fund          Long-term growth of capital.                            0.700% to $250 million           $3,163,209
                                                                                       0.670% next $750 million
                                                                                       0.650% next $1.5 billion
                                                                                       0.630% over $2.5 billion

Scudder S&P 500 Index Fund     Investment results that, before expenses,               0.150% of net assets           $861,675,693
                               correspond to the total return of common stocks
                               publicly traded in the United States, as represented
                               by the Standard & Poor's 500 Composite Stock Price
                               Index (S&P 500 Index).

Scudder S&P 500 Stock Fund     Returns that, before expenses, correspond to the        0.400% to $100 million          $64,797,072
                               total return of U.S. common stocks as represented       0.360% next $100 million
                               by the Standard & Poor's 500 Composite Stock Price      0.340% over $200 million
                               Index (S&P 500 Index).

Fund                                                Objective                                  Fee Rate+              Net Assets*
----                                                ---------                                  ----------            --------------

Scudder Select 500 Fund        Long-term growth and income by investing at        0.500% to $500 million               $36,402,564
                               least 80% of total assets in common stocks         0.475% next $500 million
                               of companies that are included in the Standard     0.450% over $1 billion
                               & Poor's Composite Stock Price Index (S&P 500
                               index).

Scudder Select 1000 Growth     Long-term growth by investing at least 80% of      0.500% to $500 million               $23,922,571
Fund                           total assets in common stocks of companies that    0.475% next $500 million
                               are included in the Russell 1000 Growth Index.     0.450% over $1 billion

Scudder Dynamic Growth Fund    Maximum appreciation of investors' capital.        Base investment management fee      $405,852,514
                                                                                  of 0.650% of net assets plus or
                                                                                  minus an incentive fee based
                                                                                  upon the investment performance
                                                                                  of the Fund's Class A shares as
                                                                                  compared with the performance
                                                                                  of the Standard & Poor's 500
                                                                                  Stock Index, which may result
                                                                                  in a total fee ranging from
                                                                                  0.350% to 0.950% of net assets

Scudder Small Company Stock    Long-term capital growth while actively seeking    0.750% to $500 million               $75,479,138
Fund                           to reduce downside risk as compared with other     0.700% next $500 million
                               small company stock funds.                         0.650% over $1 billion

Scudder Technology Fund        Growth of capital.                                 0.580% to $250 million            $2,151,276,379
                                                                                  0.550% next $750 million
                                                                                  0.530% next $1.5 billion
                                                                                  0.510% next $2.5 billion
                                                                                  0.480% next $2.5 billion
                                                                                  0.460% next $2.5 billion
                                                                                  0.440% next $2.5 billion
                                                                                  0.420% over $12.5 billion

Scudder Technology             Long-term growth of capital by investing at        0.850% to $500 million              $412,185,994
Innovation Fund                least 80% of total assets in common stocks         0.800% next $500 million
                               of companies in the technology sector.             0.750% next $500 million
                                                                                  0.700% next $500 million
                                                                                  0.650% over $2 billion

Fund                                                Objective                            Fee Rate+                Net Assets*
----                                                ---------                           ----------              --------------

Scudder Total Return Fund              Highest total return, a combination        0.580% to $250 million         $2,872,748,836
                                       of income and capital appreciation,        0.550% next $750 million
                                       consistent with reasonable risk.           0.530% next $1.5 billion
                                                                                  0.510% next $2.5 billion
                                                                                  0.480% next $2.5 billion
                                                                                  0.460% next $2.5 billion
                                                                                  0.440% next $2.5 billion
                                                                                  0.420% over $12.5 billion
U.S. Equity/Value Style Funds

Scudder Contrarian Fund                Long-term capital appreciation,            0.750% to $250 million           $213,387,619
                                       with current income as a secondary         0.720% next $750 million
                                       objective.                                 0.700% next $1.5 billion
                                                                                  0.680% next $2.5 billion
                                                                                  0.650% next $2.5 billion
                                                                                  0.640% next $2.5 billion
                                                                                  0.630% next $2.5 billion
                                                                                  0.620% over $12.5 billion

Scudder-Dreman Financial               Long-term capital appreciation.            0.750% to $250 million           $174,377,929
Services Fund                                                                     0.720% next $750 million
                                                                                  0.700% next $1.5 billion
                                                                                  0.680% next $2.5 billion
                                                                                  0.650% next $2.5 billion
                                                                                  0.640% next $2.5 billion
                                                                                  0.630% next $2.5 billion
                                                                                  0.620% over $12.5 billion

Scudder-Dreman High Return             High rate of total return.                 0.750% to $250 million         $4,140,687,437
Equity Fund                                                                       0.720% next $750 million
                                                                                  0.700% next $1.5 billion
                                                                                  0.680% next $2.5 billion
                                                                                  0.650% next $2.5 billion
                                                                                  0.640% next $2.5 billion
                                                                                  0.630% next $2.5 billion
                                                                                  0.620% over $12.5 billion

Scudder-Dreman Small Cap Value         Long-term capital appreciation.            0.750% to $250 million           $373,728,181
Fund                                                                              0.720% next $750 million
                                                                                  0.700% next $1.5 billion
                                                                                  0.680% next $2.5 billion
                                                                                  0.650% next $2.5 billion
                                                                                  0.640% next $2.5 billion
                                                                                  0.630% next $2.5 billion
                                                                                  0.620% over $12.5 billion

Fund                                            Objective                               Fee Rate+                 Net Assets*
----                                            ---------                               --------                 --------------

Scudder Focus Value+Growth      Growth of capital through a portfolio of        0.720% to $250 million             $120,916,447
Fund                            growth and value stocks.                        0.690% next $750 million
                                                                                0.660% next $1.5 billion
                                                                                0.640% next $2.5 billion
                                                                                0.600% next $2.5 billion
                                                                                0.580% next $2.5 billion
                                                                                0.560% next $2.5 billion
                                                                                0.540% over $12.5 billion

Scudder Large Company           Maximum long-term capital appreciation          0.600% to $1.5 billion           $2,758,218,541
Value Fund                      through a value-oriented investment             0.575% next $500 million
                                approach.                                       0.550% next $1 billion
                                                                                0.525% next $1 billion
                                                                                0.500% next $1 billion
                                                                                0.475% over $5 billion

Scudder Small Company           Long-term growth of capital by investing        0.750% to $500 million             $221,483,843
Value Fund                      at least 90% of total assets in undervalued     0.700% over $500 million
                                common stocks of small U.S. companies.

Global Growth Funds

Scudder Global Discovery        Above-average capital appreciation over         1.100% of net assets               $508,768,768
Fund                            the long term.

Scudder Emerging Markets        Long-term growth of capital.                    1.250% to $500 million              $42,196,327
Growth Fund                                                                     1.200% over $500 million

Scudder Global Fund             Long-term growth of capital while actively      1.000% to $500 million           $1,252,010,279
                                seeking to reduce downside risk as compared     0.950% next $500 million
                                with other global growth funds.                 0.900% next $500 million
                                                                                0.850% next $500 million
                                                                                0.800% over $2 billion

Scudder Gold Fund               Maximum return (principal change and income)    1.000% to $500 million              $98,333,874
                                by investing, under normal market conditions,   0.950% over $500 million
                                at least 65% of total assets in common
                                stocks and other equities of U.S. and
                                foreign gold-related companies and in gold
                                coin bullion.

Scudder Greater Europe          Long-term growth of capital by investing at     1.000% to $1 billion               $725,235,585
Growth Fund                     least 80% of its total assets in European       0.900% next $500 million
                                common stocks and other equities (equities      0.850% next $500 million
                                that are traded mainly on European markets      0.800% over $2 billion
                                or are issued by companies organized under
                                the laws of Europe or do more than half of
                                their business there).

Fund                                                Objective                               Fee Rate+               Net Assets*
----                                                ---------                              ----------             --------------

Scudder International Fund          Long-term growth of capital by investing        0.675% to $6 billion          $3,751,901,605
                                    at least 65% of its total assets in foreign     0.625% next $1 billion
                                    equities (equities issued by foreign-based      0.600% over $7 billion
                                    companies and listed on foreign exchanges).

Scudder International Research      Long-term capital appreciation.                 0.750% to $250 million           $14,885,633
Fund                                                                                0.720% next $750 million
                                                                                    0.700% next $1.5 billion
                                                                                    0.680% next $2.5 billion
                                                                                    0.650% next $2.5 billion
                                                                                    0.640% next $2.5 billion
                                                                                    0.630% next $2.5 billion
                                                                                    0.620% over $12.5 billion

Scudder Latin America Fund          Long-term capital appreciation by investing     1.250% to $400 million          $295,145,336
                                    at least 65% of its total assets in Latin       1.150% over $400 million
                                    American common stocks and other equities
                                    (equities that are traded mainly on Latin
                                    American markets, issued or guaranteed by a
                                    Latin American government or issued by a
                                    company organized under the laws of a Latin
                                    American country or any company with more
                                    than half of its business in Latin America).

Scudder New Europe Fund             Long-term capital appreciation.                 0.750% to $250 million          $187,190,645
                                                                                    0.720% next $750 million
                                                                                    0.700% next $1.5 billion
                                                                                    0.680% next $2.5 billion
                                                                                    0.650% next $2.5 billion
                                                                                    0.640% next $2.5 billion
                                                                                    0.630% next $2.5 billion
                                                                                    0.620% over $12.5 billion

Scudder Pacific Opportunities       Long-term growth of capital by investing        0.850% to $250 million           $75,709,280
Fund                                at least 65% of its total assets in Pacific     0.820% next $750 million
                                    Basin common stocks and other equities          0.800% next $1.5 billion
                                    (equities that are traded mainly on Pacific     0.780% next $2.5 billion
                                    Basin markets, issued by companies organized    0.750% next $2.5 billion
                                    under the laws of a Pacific Basin country or    0.740% next $2.5 billion
                                    issued by any company with more than half of    0.730% next $2.5 billion
                                    its business in the Pacific Basin).             0.720% over $12.5 billion

Fund                                                  Objective                           Fee Rate+                Net Assets*
----                                                  ---------                           ----------               ------------

The Japan Fund, Inc.            Long-term capital appreciation by investing      0.850% to $100 million            $325,168,105
                                at least 80% of net assets in Japanese           0.750% next $200 million
                                securities (issued by Japan-based companies      0.700% next $300 million
                                or their affiliates, or by any company that      0.650% over $600 million
                                derives more than half of its revenue from
                                Japan).

Closed-End Funds

Scudder High Income Trust       Highest current income obtainable consistent     0.850% to $250 million            $172,641,703
                                with reasonable risk with capital gains          0.750% over $250 million/(2)/
                                secondary.

Scudder Intermediate            High current income consistent with              0.800% of net assets/(2)/         $248,728,544
Government Trust                preservation of capital by investing in
                                U.S. and foreign government securities.

Scudder Multi-Market            High current income consistent with prudent      0.850% of net assets/(2)/         $162,810,924
Income Trust                    total return asset management by investing
                                in a diversified portfolio of investment
                                grade tax-exempt securities.

Scudder Municipal Income        High level of current income exempt from         0.550% of net assets/(2)/         $726,129,144
Trust                           federal income tax.

Scudder New Asia Fund, Inc.     Long term capital appreciation through           1.250% to $75 million              $93,220,957
                                investment primarily in equity securities        1.150% next $125 million
                                of Asian companies.                              1.100% over $200 million/(2)/

Scudder Strategic Income        High current income.                             0.850% of net assets/(2)/          $40,839,186
Trust

Scudder Strategic Municipal     High level of current income exempt from         0.600% of net assets/(2)/         $197,223,147
Income Trust                    federal income tax by investing in a
                                diversified portfolio of tax-exempt
                                municipal securities.

                                     B-14

Fund                                                 Objective                                 Fee Rate+               Net Assets*
----                                                 ---------                                 ----------              ------------

The Brazil Fund, Inc.         Long term capital appreciation through investment       1.200% to $150 million           $322,717,275
                              primarily in equity securities of Brazilian issuers.    1.050% next $150 million
                                                                                      1.000% next $200 million
                                                                                      0.900% over $500 million/(2)/

The Korea Fund, Inc.          Long term capital appreciation through investment       1.150% to $50 million            $650,553,193
                              primarily in equity securities of Korean companies.     1.100% next $50 million
                                                                                      1.000% next $250 million
                                                                                      0.950% next $400 million
                                                                                      0.900% next $300 million
                                                                                      0.850% over $1.05 billion/(6)/

Montgomery Street Income      High current income consistent with prudent             0.500% to $150 million           $195,533,218
Securities, Inc.              investment risks through a diversified portfolio        0.450% next $50 million
                              primarily of debt securities.                           0.400% over $200 million/(6)/

Scudder Global High Income    High current income and, secondarily, capital           1.200% of net assets/(2)/         $56,235,145
Fund, Inc.                    appreciation through investment principally in
                              global income strategies.

Insurance/Annuity Products

21st Century Growth           Long-term growth of capital by investing primarily      0.875% of net assets              $44,574,276
Portfolio                     in equity securities issued by emerging growth
                              companies.

Balanced Portfolio            Balance of growth and income from a diversified         0.475% of net assets             $172,576,748
                              portfolio of equity and fixed-income securities.

Bond Portfolio                High level of income consistent with a high quality     0.475% of net assets             $181,899,319
                              portfolio of debt securities.

Capital Growth Portfolio      Maximize long-term capital growth through a broad       0.475% to $500 million           $866,723,058
                              and flexible investment program.                        0.450% next $500 million
                                                                                      0.425% over $1 billion

Global Discovery Portfolio    Above-average capital appreciation over the long        0.975% of net assets             $157,041,490
                              term by investing primarily in the equity securities
                              of small companies located throughout the world.

Growth and Income Portfolio   Long-term growth of capital, current income and         0.475% of net assets             $195,222,753
                              growth of income.

Fund                                                Objective                                     Fee Rate+             Net Assets*
----                                                ---------                                     ---------            ------------

Health Sciences Portfolio        Long-term growth of capital by investing at least 80% of   0.750% to $250 million      $55,978,252
                                 total assets in common stocks of companies in the          0.725% next $750 million
                                 health care sector.                                        0.700% next $1.5 billion
                                                                                            0.680% next $2.5 billion
                                                                                            0.650% next $2.5 billion
                                                                                            0.640% next $2.5 billion
                                                                                            0.630% next $2.5 billion
                                                                                            0.620% over $12.5 billion

International Portfolio          Long-term growth of capital primarily through              0.875% to $500 million     $515,859,726
                                 diversified holdings of marketable foreign equity          0.725% over $500 million
                                 investments.

Money Market Portfolio           Maintain stability of capital and, consistent therewith,   0.370% of net assets       $139,109,876
                                 to maintain the liquidity of capital and to provide
                                 current income.

Scudder Aggressive Growth        Capital appreciation through the use of aggressive         0.750% to $250 million      $70,506,554
Portfolio                        investment techniques.                                     0.720% next $750 million
                                                                                            0.700% next $1.5 billion
                                                                                            0.680% next $2.5 billion
                                                                                            0.650% next $2.5 billion
                                                                                            0.640% next $2.5 billion
                                                                                            0.630% next $2.5 billion
                                                                                            0.620% over $12.5 billion

Scudder Blue Chip Portfolio      Growth of capital and of income.                           0.650% of net assets       $239,669,789

Scudder Contrarian Value         High rate of total return.                                 0.750% of net assets       $256,883,855
Portfolio

Scudder Global Blue Chip         Long-term capital growth.                                  1.000% to $250 million      $44,457,753
Portfolio                                                                                   0.950% next $500 million
                                                                                            0.900% next $750 million
                                                                                            0.850% next $1.5 billion
                                                                                            0.800% over $3 billion

Scudder Government Securities    High current income consistent with preservation of        0.550% of net assets       $305,223,400
Portfolio                        capital.

Scudder Growth Portfolio         Maximum appreciation of capital.                           0.600% of net assets       $419,560,868

Scudder High Yield Portfolio     High level of current income.                              0.600% of net assets       $335,090,389

Scudder International Research   Long-term capital appreciation.                            0.750% of net assets       $121,138,031
Portfolio

Scudder Investment Grade Bond    High current income.                                       0.600% of net assets       $133,759,440
Portfolio

Fund                                                       Objective                           Fee Rate+          Net Assets*
----                                                       ---------                           ---------          -----------

Scudder Money Market Portfolio          Maximum current income to the extent            0.500% of net assets      $670,699,591
                                        consistent with stability of principal.

Scudder New Europe Portfolio            Long-term capital appreciation.                 1.000% to $250 million     $23,171,630
                                                                                        0.950% next $500 million
                                                                                        0.900% next $750 million
                                                                                        0.850% next $1.5 billion
                                                                                        0.800% over $3 billion

Scudder Small Cap Growth Portfolio      Maximum appreciation of investors' capital.     0.650% of net assets      $232,300,366

Scudder Strategic Income Portfolio      High current return.                            0.650% of net assets       $20,730,677

Scudder Technology Growth Portfolio     Growth of capital.                              0.750% to $250 million    $350,522,984
                                                                                        0.720% next $750 million
                                                                                        0.700% next $1.5 billion
                                                                                        0.680% next $2.5 billion
                                                                                        0.650% next $2.5 billion
                                                                                        0.640% next $2.5 billion
                                                                                        0.630% next $2.5 billion
                                                                                        0.620% over $12.5 billion

Scudder Total Return Portfolio          High total return, a combination of income      0.550% of net assets      $861,012,522
                                        and capital appreciation.

SVS Dreman Financial Services           Long-term capital appreciation.                 0.750% to $250 million    $117,047,378
Portfolio                                                                               0.720% next $750 million
                                                                                        0.700% next $1.5 billion
                                                                                        0.680% next $2.5 billion
                                                                                        0.650% next $2.5 billion
                                                                                        0.640% next $2.5 billion
                                                                                        0.630% next $2.5 billion
                                                                                        0.620% over $12.5 billion

SVS Dreman High Return Equity           High rate of total return.                      0.750% to $250 million    $443,396,453
Portfolio                                                                               0.720% next $750 million
                                                                                        0.700% next $1.5 billion
                                                                                        0.680% next $2.5 billion
                                                                                        0.650% next $2.5 billion
                                                                                        0.640% next $2.5 billion
                                                                                        0.630% next $2.5 billion
                                                                                        0.620% over $12.5 billion


Fund                                                        Objective                              Fee Rate+           Net Assets*
----                                                        ---------                              ---------           -----------

SVS Dreman Small Cap Value Portfolio   Long-term capital appreciation.                       0.750% of net assets      $193,734,241

SVS Dynamic Growth Portfolio           Long-term capital growth.                             1.000% to $250 million     $23,172,231
                                                                                             0.975% next $250 million
                                                                                             0.950% next $500 million
                                                                                             0.925% next $1.5 billion
                                                                                             0.900% over $2.5 billion

SVS Focus Value+Growth Portfolio       Growth of capital through a portfolio of growth and   0.750% of net assets      $139,805,320
                                       value stocks.

SVS Focused Large Cap Growth           Growth through long-term capital appreciation.        0.950% to $250 million     $60,107,695
Portfolio                                                                                    0.925% next $250 million
                                                                                             0.900% next $500 million
                                                                                             0.875% next $1.5 billion
                                                                                             0.850% over $2.5 billion


SVS Growth and Income Portfolio        Long-term capital growth and current income.          0.950% to $250 million    $178,848,733
                                                                                             0.925% next $250 million
                                                                                             0.900% next $500 million
                                                                                             0.875% next $1.5 billion
                                                                                             0.850% over $2.5 billion

SVS Growth Opportunities Portfolio     Long-term growth of capital in a manner consistent    0.950% to $250 million    $163,896,727
                                       with the preservation of capital.                     0.925% next $250 million
                                                                                             0.900% next $500 million
                                                                                             0.875% next $1.5 billion
                                                                                             0.850% over $2.5 billion

SVS Index 500 Portfolio                Returns that, before expenses, correspond to the      0.440% to $200 million    $219,309,631
                                       total return of U.S. common stocks as represented     0.400% next $550 million
                                       by the Standard & Poor's 500 Composite Stock Price    0.380% next $1.25 billion
                                       Index (S&P 500 Index).                                0.365% next $3 billion
                                                                                             0.335% over $5 billion

SVS Mid Cap Growth Portfolio           Capital appreciation.                                 1.000% to $250 million     $48,190,650
                                                                                             0.975% next $250 million
                                                                                             0.950% next $500 million
                                                                                             0.925% next $1.5 billion
                                                                                             0.900% over $2.5 billion

SVS Strategic Equity Portfolio         Long-term capital growth.                             0.950% to $250 million     $43,784,980
                                                                                             0.925% next $250 million
                                                                                             0.900% next $500 million
                                                                                             0.875% next $1.5 billion
                                                                                             0.850% over $2.5 billion

                                     B-18

Fund                                              Objective                                    Fee Rate+         Net Assets*
----                                              ---------                                    ----------        ------------

SVS Venture Value Portfolio    Growth of capital.                                       0.950% to $250 million   $108,785,954
                                                                                        0.925% next $250 million
                                                                                        0.900% next $500 million
                                                                                        0.875% next $1.5 billion
                                                                                        0.850% over $2.5 billion

Target Equity Funds

Scudder Retirement Fund--      Long-term capital growth with guaranteed return of       0.500% of net assets      $92,519,779
Series IV                      investment on the maturity date to investors who
                               reinvest all dividends and hold their shares to the
                               maturity date.

Scudder Retirement Fund--      Long-term capital growth with guaranteed return of       0.500% of net assets      $95,969,980
Series V                       investment on the maturity date to investors who
                               reinvest all dividends and hold their shares to the
                               maturity date.

Scudder Retirement Fund--      Long-term capital growth with guaranteed return of       0.500% of net assets      $55,139,046
Series VI                      investment on the maturity date to investors who
                               reinvest all dividends and hold their shares to the
                               maturity date.

Scudder Retirement Fund--      Long-term capital growth with guaranteed return of       0.500% of net assets      $41,353,502
Series VII                     investment on the maturity date to investors who
                               reinvest all dividends and hold their shares to the
                               maturity date.

Scudder Target 2010 Fund       To provide a guaranteed return of investment on the      0.500% of net assets      $77,860,228
                               Maturity Date (November 15, 2010) to investors
                               who reinvest all dividends and hold their shares to
                               the Maturity Date, and to provide long-term growth
                               of capital.

Scudder Target 2011 Fund       To provide a guaranteed return of investment on the      0.500% of net assets     $113,833,066
                               Maturity Date (August 15, 2011) to investors who
                               reinvest all dividends and hold their shares to the
                               Maturity Date, and to provide long-term growth of
                               capital.

Scudder Target 2012 Fund       To provide a guaranteed return of investment on the      0.500% of net assets      $92,702,639
                               Maturity Date (February 15, 2012) to investors who
                               reinvest all dividends and hold their shares to the
                               Maturity Date, and to provide long-term growth of
                               capital.

Fund                                                  Objective                                     Fee Rate+         Net Assets*
----                                                  ---------                                     ---------         -----------
Scudder Worldwide 2004      Total return with guaranteed return of investment on the           0.600% of net assets   $20,320,036
Fund                        Maturity Date (November 15, 2004) to investors who reinvest all their dividends and hold their shares to the Maturity Date.

--------
* Unless otherwise noted, the information provided in the chart is shown as of the end of each Fund's most recent fiscal year.
+ Unless otherwise noted, the investment management fee rates provided above are based on the average daily net assets of a Fund.
     Certain Portfolios from time to time may be subject to waiver and/or expense limitations.
(1) Payable in the aggregate for each of the Government Securities Portfolio, Money Market Portfolio and Tax-Exempt Portfolio series of Cash Account Trust.
(2)  Based on average weekly net assets.
(3) Payable in the aggregate for each of the Investors Florida Municipal Cash Fund, Investors Municipal Cash Fund, Investors New Jersey Municipal Cash Fund, Investors Pennsylvania Municipal Cash Fund and Tax-Exempt New York Money Market Fund series of Investors Municipal Cash Fund.
(4) Payable in the aggregate for each of the Government Securities Portfolio and Money Market Portfolio series of Cash Equivalent Fund.
(5) Payable in the aggregate for each of the Zurich Government Money Fund, Zurich Money Market Fund and Zurich Tax-Free Money Fund series of Zurich Money Funds.
(6)  Based on average monthly net assets.

                                   EXHIBIT C
                      FORM OF DVM SUB-ADVISORY AGREEMENT

                          SCUDDER VARIABLE SERIES II

                   [SVS Dreman Financial Services Portfolio]
                   [SVS Dreman High Return Equity Portfolio]
                    [SVS Dreman Small Cap Value Portfolio]

                            SUB-ADVISORY AGREEMENT

   AGREEMENT made this ______ day of ______, 200______, by and between ZURICH SCUDDER INVESTMENTS, INC., a Delaware corporation (the "Adviser") and DREMAN VALUE MANAGEMENT, L.L.C., a Delaware limited liability company (the "Sub-Adviser").

   WHEREAS, SCUDDER VARIABLE SERIES II, a Massachusetts business trust (the "Fund") is a management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act");

   WHEREAS, the Fund has retained the Adviser to render to it investment advisory and management services with regard to the Fund including the series known as the [SVS Dreman Financial Services Portfolio (the "Financial Services Series")] [SVS Dreman High Return Equity Portfolio (the "High Return Series")] [SVS Dreman Small Cap Value Portfolio (the "Small Cap Series")] pursuant to an Investment Management Agreement (the "Management Agreement"); and

   WHEREAS, the Adviser desires at this time to retain the Sub-Adviser to render investment advisory and management services for the [Name of Series] and the Sub-Adviser is willing to render such services.

   NOW THEREFORE, in consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

1. Appointment of Sub-Adviser.

   (a) The Adviser hereby employs the Sub-Adviser to manage the investment and reinvestment of the assets of the [Name of Series] in accordance with the applicable investment objectives, policies and limitations and subject to the supervision of the Adviser and the Board of Trustees of the Fund for the period and upon the terms herein set forth, and to place orders for the purchase or sale of portfolio securities for the [Name of Series] account with brokers or dealers selected by the Sub-Adviser; and, in connection therewith, the Sub-Adviser is authorized as the agent of the [Name of Series] to give instructions to the Custodian and Accounting Agent of the Fund as to the deliveries of securities and payments of cash for the account of the [Name of Series]. In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Adviser is directed to seek for the [Name of Series] best execution of orders. Subject to such policies as the Board of Trustees of the Fund determines and subject to satisfying the requirements of
Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty, created by this Agreement or otherwise, solely by reason of its having caused the [Name of Series] to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities with respect to the clients of the Sub-Adviser as to which the Sub-Adviser exercises investment discretion. The Adviser recognizes that all research services and research that the Sub-Adviser receives are available for all clients of the Sub-Adviser, and that the [Name of Series] and other clients of the Sub-Adviser may benefit thereby. The investment of funds shall be subject to all applicable restrictions of the Agreement and Declaration of Trust [High Return Series: and By-Laws] of the Fund as may from time to time be in force [Financial Services Series, High Return Series: to the extent the same are provided to the Sub-Adviser.]

   (b) The Sub-Adviser accepts such employment and agrees during the period of this Agreement to render such investment management services in accordance with the applicable investment objectives, policies and limitations set out in the Fund's prospectus and Statement of Additional Information, as amended from time to time, to the extent the same are provided the Sub-Adviser to furnish related office facilities and equipment and clerical, bookkeeping and administrative services for the [Name of Series], and to assume the other obligations herein set forth for the compensation herein provided. The Sub-Adviser shall assume and pay all of the costs and expenses of performing its obligations under this Agreement. The Sub-Adviser shall for all purposes herein provided be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Fund, the [Name of Series] or the Adviser in any way or otherwise be deemed an agent of the Fund, the [Name of Series] or the Adviser.

   (c) The Sub-Adviser will keep the Adviser, for itself and on behalf of the Fund, informed of developments materially affecting the Fund or the [Name of Series] and shall, on the Sub-Adviser's own initiative and as reasonably requested by the Adviser, for itself and on behalf of the Fund, furnish to the Adviser from time to time whatever information the Adviser reasonably believes appropriate for this purpose.

   (d) The Sub-Adviser shall provide the Adviser with such investment portfolio accounting and shall maintain and provide such detailed records and reports as the Adviser may from time to time reasonably request, including without limitation, daily processing of investment transactions and periodic valuations of investment portfolio positions as required by the Adviser, monthly reports of the investment portfolio and all investment transactions and the preparation of such reports and compilation of such data as may be required by the Adviser to comply with the obligations imposed upon it under the Management Agreement. The Sub-Adviser agrees to install in its offices computer equipment or software, as provided by the Adviser at its expense, for use by the Sub-Adviser in performing its duties under this Sub-Advisory Agreement, including inputting on a daily basis that day's portfolio transactions in the [Name of Series].

   (e) The Sub-Adviser shall maintain and enforce adequate security procedures with respect to all materials, records, documents and data relating to any of its responsibilities pursuant to this Agreement including all means for the effecting of securities transactions.

   (f) The Sub-Adviser agrees that it will provide to the Adviser or the Fund promptly upon request reports and copies of such of its investment records and ledgers with respect to the [Name of Series] as appropriate to assist the Adviser and the Fund in monitoring compliance with the Investment Company Act and the Investment Advisers Act of 1940 (the "Advisers Act"), as well as other applicable laws. The Sub-Adviser will furnish the Fund's Board of Trustees such periodic and special reports with respect to the [Name of Series] as the Adviser or the Board of Trustees may reasonably request, including statistical information with respect to the [Name of Series'] securities.

   (g) In compliance with the requirements of Rule 31a-3 under the Investment Company Act, the Sub-Adviser hereby agrees that any records that it maintains for the Fund are the property of the Fund and further agrees to surrender promptly any such records upon the Fund's or the Adviser's request, although the Sub-Adviser may, at the Sub-Adviser's own expense, make and retain copies of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the Investment Company Act any records with respect to the Sub-Adviser's duties hereunder required to be maintained by Rule 31a-1 under the Investment Company Act to the extent that the Sub-Adviser prepares and maintains such records pursuant to this Agreement and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in that Rule.

   (h) The Sub-Adviser agrees that it will immediately notify the Adviser and the Fund in the event that the Sub-Adviser: (i) becomes subject to a statutory disqualification that prevents the Sub-Adviser from serving as an investment adviser pursuant to this Agreement; or (ii) is or expects to become the subject of an administrative proceeding or enforcement action by the United States Securities and Exchange Commission ("SEC") or other regulatory authority.

   (i) The Sub-Adviser agrees that it will immediately forward, upon receipt, to the Adviser, for itself and as agent for the Fund, any correspondence from the SEC or other regulatory authority that relates to the [Name of Series].

   (j) The Sub-Adviser acknowledges that it is an "investment adviser" to the Fund within the meaning of the Investment Company Act and the Advisers Act.

   (k) The Sub-Adviser shall be responsible for maintaining an appropriate compliance program to ensure that the services provided by it under this Agreement are performed in a manner consistent with applicable laws and the terms of this Agreement. The Sub-Adviser agrees to provide such reports and certifications regarding its compliance program as the Adviser or the Fund shall reasonably request from time to time.

   (l) The Sub-Adviser maintains a written Code of Ethics that complies with the requirements of Rule 17j-1 under the Investment Company Act. The Sub-Adviser certifies that it has adopted procedures reasonably necessary to prevent its "access persons," as such term is defined in Rule 17j-1, from violating the Code of Ethics. The Sub-Adviser shall notify the Board upon the adoption of any material change to its Code of Ethics so that the Board, including a majority of the Trustees who are not interested persons of the Fund, may approve such change not later than six months after its adoption by the Sub-Adviser, as required by Rule 17j-1. The Sub-Adviser also shall provide the Fund with a copy of any amendments to its Code of Ethics that do not represent a material change to such Code. Within 45 days of the end of each calendar year while this Agreement is in effect, (or more frequently if required by Rule 17j-1 or as the Fund may reasonably request) the Sub-Adviser shall provide the Board with a written report that, as required by Rule 17j-1:
(i) describes any issue arising under the Sub-Adviser's Code of Ethics or procedures since the last report to the Board, including, but not limited to, information about material violations of the Code or procedures and sanctions imposed in response to the material violations, and (ii) certifies that the Sub-Adviser has adopted procedures reasonably necessary to prevent its access persons from violating its Code of Ethics. Upon the written request of the Fund, the Sub-Adviser shall permit the Fund to examine the reports to be made by the Sub-Adviser under Rule 17j-1(d) and the records the Sub-Adviser maintains pursuant to Rule 17j-1(f).

2. Compensation.

   [High Return Series and Financial Services Series: For the services and facilities described herein, the Adviser will pay to the Sub-Adviser, 15 days after the end of each calendar month, a sub-advisory fee of 1/12 of an annualized rate of 0.3375 of 1% of the average daily net assets as defined below of the [Financial Services] [High Return] Series for such month.]

   [Small Cap Series: For the services and facilities described herein, the Adviser will pay to the Sub-Adviser, 15 days after the end of each calendar month, a sub-advisory fee of 1/12 of an annualized rate of 0.375 of 1% of the average daily net assets as defined below of the Small Cap Series for such month.]

   For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.

   [High Return Series: Subject to the agreement ("HREF Sub-Advisory Agreement") between the Adviser and the Sub-Adviser, entered into on or about the date of this Agreement, pursuant to which the Sub-Adviser renders investment advisory and management services for the Scudder Dreman High Return Equity Fund ("HRE Fund") coming into effect, the Adviser will pay to the Sub-Adviser the additional subadvisory fees calculated in accordance with Appendix A ("Additional Subadvisory Fees") if the total purchase price paid by clients (net of sales loads) for shares less the total redemption proceeds (net of sales loads) for shares repurchased and redeemed with respect to the High Return Series and the HRE Fund taken together ("Net Cash Flows") (i) are not at least $1 billion for the period starting on [the date of the new Relationship Agreement] and ending one year after the Base Date, or (ii) are not at least $1.5 billion for the period starting on [the date of the new Relationship Agreement] and ending two years after the Base Date. In this Agreement, the "Base Date" is the effective date of the HREF Sub-Advisory Agreement. The Adviser shall not be obligated to pay any Additional Subadvisory Fees pursuant to this Agreement in respect of any period in which the termination of this Agreement or the HREF Sub-Advisory Agreement becomes effective or any later period.]

3. Net Asset Value. The net asset value for the [Name of Series] shall be calculated as the Board of Trustees of the Fund may determine from time to time in accordance with the provisions of the Investment Company Act. On each day when net asset value is not calculated, the net asset value of the [Name of Series] shall be deemed to be the net asset value of the [Name of Series] shall be deemed to be the net asset value as of the close of business on the last day on which such calculation was made for the purpose of the foregoing computations.

4. Duration and Termination.

   (a) This Agreement shall become effective with respect to the [Name of Series] on [date] and shall remain in full force until [date], unless sooner terminated or not annually approved as hereinafter provided. Notwithstanding the foregoing, this Agreement shall continue in force through [date], and from year to year thereafter only as long as such continuance is specifically approved at least annually and in the manner required by the Investment Company Act and the rules and regulations thereunder, with the first annual renewal to be coincident with the next renewal of the Management Agreement.

   (b) This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Management Agreement. In addition, the Adviser has the right to terminate this Agreement upon immediate notice if the Sub-Adviser becomes statutorily disqualified from performing its duties under this Agreement or otherwise is legally prohibited from operating as an investment adviser.

   (c) If a party breaches this Agreement in any material respect which is not cured within sixty (60) days of the other party giving it written notice of such breach, the other party may effect termination of this Agreement on written notice to the defaulting party.

   (d) This Agreement may be terminated at any time, without the payment by the Fund of any penalty, by the Board of Trustees of the Fund, or by vote of a majority of the outstanding voting securities of the

[Name of Series], or by the Adviser. The Fund may effect termination of this Agreement by action of the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the [Name of Series] on sixty
(60) days written notice to the Adviser and the Sub-Adviser. The Adviser may effect termination of this Agreement on sixty (60) days written notice to the Sub-Adviser.

   (e) [High Return Series: The Sub-Adviser may not terminate this Agreement prior to [date] except pursuant to Section 4(c). The Sub-Adviser may terminate this Agreement effective on or after [such date] upon ninety (90) days written notice to the Adviser.]

   (e) [Financial Services Series and Small Cap Series: The Sub-Adviser may terminate this Agreement upon ninety (90) days written notice to the Adviser.]

   (f) The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Investment Company Act and the rules and regulations thereunder.

   (g) Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 2 earned prior to such termination.

   (h) The provisions of Section 9 shall survive the termination of this Agreement.

5. Representations and Warranties. The Sub-Adviser hereby represents and warrants as follows:

   (a) The Sub-Adviser is registered with the SEC as an investment adviser under the Advisers Act, and such registration is current, complete and in full compliance with all material applicable provisions of the Advisers Act and the rules and regulations thereunder;

   (b) The Sub-Adviser has all requisite authority to enter into, execute, deliver and perform the Sub-Adviser's obligations under this Agreement;

   (c) The Sub-Adviser's performance of its obligations under this Agreement does not conflict with any law, regulation or order to which the Sub-Adviser is subject; and

   (d) The Sub-Adviser has reviewed the portion of (i) the registration statement filed with the SEC, as amended from time to time for the Fund ("Registration Statement"), and (ii) the Fund's prospectus and supplements thereto, in each case in the form received from the Adviser with respect to the disclosure about the Sub-Adviser and the [Name of Series] of which the Sub-Adviser has knowledge (the "Sub-Adviser and [Type of Information]") and except as advised in writing to the Adviser such Registration Statement, prospectus and any supplement contain, as of its date, no untrue statement of any material fact of which the Sub-Adviser has knowledge and do not omit any statement of a material fact of which the Sub-Adviser has knowledge which was required to be stated therein or necessary to make the statements contained therein not misleading.

6. Covenants. The Sub-Adviser hereby covenants and agrees that, so long as this Agreement shall remain in effect:

   (a) The Sub-Adviser shall maintain the Sub-Adviser's registration as an investment adviser under the Advisers Act, and such registration shall at all times remain current, complete and in full compliance with all material applicable provisions of the Advisers Act and the rules and regulations thereunder;

   (b) The Sub-Adviser's performance of its obligations under this Agreement shall not conflict with any law, regulation or order to which the Sub-Adviser is then subject;

   (c) The Sub-Adviser shall at all times comply [Financial Services Series and High Return Series: in all material respects] with the Advisers Act and the Investment Company Act, and all rules and regulations thereunder, and all other applicable laws and regulations, and the Registration Statement, prospectus and any supplement and with any applicable procedures adopted by the Fund's Board of Trustees, provided that such procedures are substantially similar to those applicable to similar funds for which the Board of Trustees of the Fund is responsible and that such procedures are identified in writing to the Sub-Adviser;

   (d) The Sub-Adviser shall promptly notify Adviser and the Fund upon the occurrence of any event that might disqualify or prevent the Sub-Adviser from performing its duties under this Agreement. The Sub-Adviser further agrees to notify the Adviser of any changes that would cause the Registration Statement or prospectus for the Fund to contain any untrue statement of a material fact or to omit to state a material fact which is required to be stated therein or is necessary to make the statements contained therein not misleading, in each case relating to Sub-Adviser and [Type of Information]; and

   (e) For the entire time this Agreement is in effect and for a period of two years thereafter, the Sub-Adviser shall maintain a claims made bond issued by a reputable fidelity insurance company against larceny and embezzlement, covering each officer and employee of Sub-Adviser, at a minimum level of [High Return
Series: $2 million] [Financial Services Series and Small Cap Series: $3 million] which provides coverage for acts or alleged acts which occurred during the period of this Agreement.

7. Use of Names.

   (a) The Sub-Adviser acknowledges and agrees that the names Scudder Variable Series II, and Scudder, (whether used by themselves or in combination with other words) and abbreviations or logos associated with those names, are the valuable property of Adviser and its affiliates; that the Fund, the Adviser and their affiliates have the right to use such names, abbreviations and logos; and that the Sub-Adviser shall use the names Scudder Variable Series II and Scudder, and associated abbreviations and logos, only in connection with the Sub-Adviser's performance of its duties hereunder. Further, in any communication with the public and in any marketing communications of any sort, the Sub-Adviser agrees to obtain prior written approval from the Adviser before using or referring to Scudder Variable Series II, Scudder or Scudder Variable Series II-Dreman [Name of Series] or any abbreviations or logos associated with those names; provided that nothing herein shall be deemed to prohibit the Sub-Adviser from referring to the performance of the [Name of Series] in the Sub-Adviser's marketing material as long as such marketing material does not constitute "sales literature" or "advertising" for the [Name of Series], as those terms are used in the rules, regulations and guidelines of the SEC and the National Association of Securities Dealers, Inc.

   (b) The Adviser acknowledges that "Dreman" is distinctive in connection with investment advisory and related services provided by the Sub-Adviser, the "Dreman" name is a property right of the Sub-Adviser, and the "Dreman" name as used in the name of the [Name of Series] is understood to be used by the Fund upon the conditions hereinafter set forth; provided that the Fund nay use such name only so long as the Sub-Adviser shall be retained as the investment sub-adviser of the [Name of Series] pursuant to the terms of this Agreement.

   (c) The Adviser acknowledges that the Fund and its agents may use the "Dreman" name in the name of the [Name of Series] for the period set forth herein in a manner not inconsistent with the interests of the Sub-Adviser and that the rights of the Fund and its agents in the "Dreman" name are limited to their use as a component of the [Name of Series] name and in connection with accurately describing the activities of the [Name of Series], including use with marketing and other promotional and informational material relating to the [Name of Series]. In the event that the Sub-Adviser shall cease to be the investment sub-adviser of the [Name of Series], then the Fund at its own or the Adviser's expense, upon the Sub-Adviser's written request: (i) shall cease to use the Sub-Adviser's name as part of the name of the

[Name of Series] or for any other commercial purpose (other than the right to refer to the [Name of Series'] former name in the Fund's Registration Statement, proxy materials and other Fund documents to the extent required by law [for Financial Services Series and Small Cap Series: referring to the Fund's performance record for the period for which the Sub-Adviser subadvised the Advisers in respect of the Fund and, for a reasonable period, using] [High Return Series: and, for a reasonable period the use of] the name in informing others of the name change); and (ii) shall use its best efforts to cause the Fund's officers and trustees to take any and all actions which may be necessary or desirable to effect the foregoing and to reconvey to the Sub-Adviser all rights which the Fund may have to such name. The Adviser agrees to take any and all reasonable actions as may be necessary or desirable to effect the foregoing and Sub-Adviser agrees to allow the Fund and its agents a reasonable time to effectuate the foregoing.

   (d) The Sub-Adviser hereby agrees and consents to the use of the Sub-Adviser's name upon the foregoing terms and conditions.

   8. Standard of Care. Except as may otherwise be required by law, and except as may be set forth in paragraph 9, the Sub-Adviser shall not be liable for any error of judgment or of law or for any loss suffered by the Fund, the [Name of Series] or the Adviser in connection with the matters to which this Agreement relates, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

9. Indemnifications.

   (a) The Sub-Adviser agrees to indemnify and hold harmless the Adviser and the Fund against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof), to which the Adviser or the Fund may become subject arising out of or based on the breach by the Sub-Adviser of any provisions of this Agreement or any wrongful action by the Sub-Adviser; provided, however, that the Sub-Adviser shall not be liable under this paragraph in respect of any loss, expense, claim, damage or liability to the extent that a court having jurisdiction shall have determined by a final judgment, or independent counsel agreed upon by the Sub-Adviser and the Adviser or the Fund, as the case may be, shall have concluded in a written opinion, that such loss, expense, claim, damage or liability resulted primarily from the Adviser's or the Fund's willful misfeasance, bad faith or gross negligence or by reason of the reckless disregard by the Adviser or the Fund of its duties. The foregoing indemnification shall be in addition to any rights that the Adviser or the Fund may have at common law or otherwise. The Sub-Adviser's agreements in this paragraph shall, upon the same terms and conditions, extend to and inure to the benefit of each person who may be deemed to control the Adviser or the Fund, be controlled by the Adviser or the Fund, or be under common control with the Adviser or the Fund and their affiliates, trustees, officers, employees and agents. The Sub-Adviser's agreement in this paragraph shall also extend to any of the Fund's, [Name of Series',] and Adviser's successors or the successors of the aforementioned affiliates, trustees, officers, employees or agents.

   (b) The Adviser agrees to indemnify and hold harmless the Sub-Adviser against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof), to which the Sub-Adviser may become subject arising out of or based on the breach by the Adviser of any provisions of this Agreement or the Management Agreement, or any wrongful action by the Adviser or its affiliates in the distribution of the Fund's shares, or any wrongful action by the Fund other than wrongful action that was caused by the breach by the Sub-Adviser of the provisions of this Agreement; provided, however, that the Adviser shall not be liable under this paragraph in respect of any loss, expense, claim, damage or liability to the extent that a court having jurisdiction shall have determined by a final judgment, or independent counsel agreed upon by the Adviser and the Sub-Adviser shall have concluded in a written opinion, that such loss, expense, claim, damage or liability resulted primarily from the Sub-Adviser's willful misfeasance, bad faith or gross negligence or by reason of the reckless disregard by the Sub-Adviser of its duties. The foregoing indemnification shall be in addition to any rights that the Sub-Adviser may have at common law or otherwise. The Adviser's agreements in this paragraph shall, upon the same terms and conditions, extend to and inure to the benefit of each person who may be deemed to control the Sub-Adviser, be controlled by the Sub-Adviser or be under common control with the Sub-Adviser and to each of the Sub-Adviser's and each such person's respective affiliates, [Financial Services Series and Small Cap
Series: directors] [ High Return Series: trustees,] officers, employees and agents. The Adviser's agreements in this paragraph shall also extend to any of the Sub-Adviser's successors or the successors of the aforementioned affiliates, [Financial Services Series and Small Cap Series: directors] [ High Return Series: trustees], officers, employees or agents.

   (c) Promptly after receipt by a party indemnified under paragraph 9(a) or 9(b) above of notice of the commencement of any action, proceeding, or investigation for which indemnification will be sought, such indemnified party shall promptly notify the indemnifying party in writing; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may otherwise have to any indemnified party unless such omission results in actual material prejudice to the indemnifying party. In case any action or proceeding shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, individually or jointly with any other indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of any action or proceeding, the indemnifying party shall not be liable to the indemnified party for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation. If the indemnifying party does not elect to assume the defense of any action or proceeding, the indemnifying party on a monthly basis shall reimburse the indemnified party for the reasonable legal fees and other costs of defense thereof. Regardless of whether or not the indemnifying party shall have assumed the defense of any action or proceeding, the indemnified party shall not settle or compromise the action or proceeding without the prior written consent of the indemnifying party, which shall not be unreasonably withheld.

10. Survival. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.

11. Notices. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

12. Governing Law. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of New York without giving effect to the rules of conflict of laws in the state of New York to the extent those rules would require or permit the application of another jurisdiction's laws.

13. Miscellaneous.

   (a) The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

   (b) Terms not defined herein shall have the meaning set forth in the Fund's prospectus.

   (c) This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

   IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Agreement to be executed as of the day and year first above written.

                            ZURICH SCUDDER INVESTMENTS, INC.
                            By: _______________________________________________
                            Title: Managing Director

                            DREMAN VALUE MANAGEMENT, L.L.C.
                            By: _______________________________________________
                            Title: Chairman

                                        FOR THE PURPOSE OF ACCEPTING ITS
                                        OBLIGATIONS UNDER SECTION 7 HEREIN ONLY
                                        SCUDDER VARIABLE SERIES II

                                        By: ___________________________________
                                        Title: President

                           [High Return Series Only]
                                  Appendix A
                          Additional Subadvisory Fees

                          Net Cash Flows (from
                          the Commencement Date                               Period for which deemed
Measurement Date (taken   through the Measurement                             additional assets are
from the Base Date)       Date)                     Deemed additional assets  attributed
One year                  Less than $500 million    $500 million              Base Date though the one
                                                    less Net Cash Flows       year Measurement Date
                                                    through the one year
                                                    Measurement Date
                                                    ("One Year Shortfall")
18 months*                Less than $1 billion      $1 billion                Base Date through the one
                                                    less Net Cash Flows       year Measurement Date
                                                    through the 18 month
                                                    Measurement Date
                                                    less the One Year
                                                    Shortfall (if applicable)
Two years                 Less than $750 million    $750 million              One year Measurement
                                                    less Net Cash Flows       Date through the two year
                                                    through the two year      Measurement Date
                                                    Measurement Date ("Two
                                                    Year Shortfall")
30 months** (applies if   Less than $1.5 billion    $1.5 billion              One year Measurement
there was no Two Year                               less Net Cash Flows       Date through the 30 month
Shortfall)                                          through the 30 month      Measurement Date
                                                    Measurement Date
30 months** (applies if   Less than $1.5 billion    $1.5 billion              One year Measurement
there was a Two Year                                less Net Cash Flows       Date through the two year
Shortfall)                                          through the 30 month      Measurement Date
                                                    Measurement Date
                                                    less the Two Year
                                                    Shortfall
                                                    And                       Two year Measurement
                                                    $1.5 billion              Date through the 30 month
                                                    less Net Cash Flows       Measurement Date
                                                    through the 30 month
                                                    Measurement Date

--------
* Does not apply if Net Cash Flows were at least $1 billion through the one year Measurement Date.
** Does not apply if Net Cash Flows were at least $1.5 billion through the two year Measurement Date.

   The Additional Subadvisory Fee for a Measurement Date is calculated by:

(a) determining the deemed additional assets using the third column in the above table;

(b) attributing the deemed additional assets to each of the HRE Fund and the High Return Series for the period specified in the fourth column of the above table in proportion to the amounts of their respective average daily net assets for that attribution period; and

(c) calculating the additional subadvisory fees that the Adviser would have paid the Sub-Adviser if the average daily net assets of the High Return Series had included during the attribution period the deemed additional assets attributable to the High Return Series, determined in accordance with paragraph (b), using the current fee schedule in this Agreement.

                                   EXHIBIT D

    FORM OF DVM SUB-ADVISORY AGREEMENT FOR SVS FOCUS VALUE+GROWTH PORTFOLIO

                          SCUDDER VARIABLE SERIES II

                       SVS FOCUS VALUE+GROWTH PORTFOLIO

                            SUB-ADVISORY AGREEMENT

   AGREEMENT made this __ day of____ , 200__, by and between ZURICH SCUDDER INVESTMENTS, INC., a Delaware corporation (the "Adviser") and DREMAN VALUE MANAGEMENT, L.L.C., a Delaware limited liability company (the "Sub-Adviser").

   WHEREAS, SCUDDER VARIABLE SERIES II, a Massachusetts business trust (the "Fund") is a management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act");

   WHEREAS, the Adviser acts as manager for the Fund, including the series known as SVS Focus Value+Growth Portfolio (the "SFVG Series") pursuant to the Investment Management Agreement (the "Management Agreement") and is responsible for the day-to-day management and overall administration of the Fund; and

   WHEREAS, the Adviser desires at this time to retain the Sub-Adviser to render investment advisory and management services for those assets of the SFVG Series that Adviser determines to assign to Sub-Adviser (those assets being referred to as the "Fund Account") and the Sub-Adviser is willing to render such services;

   NOW THEREFORE, in consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

1.  Appointment of Sub-Adviser.

   (a) The Adviser hereby employs the Sub-Adviser to serve the Adviser as investment counsel with respect to the Fund Account in accordance with the applicable investment objectives, policies and limitations and subject to the supervision of the Adviser and the Board of Trustees of the Fund for the period and upon the terms herein set forth. The Sub-Adviser shall provide research and analysis relative to the investment program and investments of the Fund Account, determine what securities should be bought and sold for the account of the Fund Account and monitor on a continuing basis the performance of the portfolio securities of the Fund Account. The Sub-Adviser shall place orders for the purchase or sale of portfolio securities for the account of the Fund Account with brokers or dealers selected by the Sub-Adviser; and, in connection therewith, the Sub-Adviser is authorized as the agent of the Fund to give instructions to the Custodian and Accounting Agent of the Fund as to the deliveries of securities and payments of cash for the account of the Fund Account. In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Adviser is directed to seek for the Fund Account best execution of orders. Subject to such policies as the Board of Trustees of the Fund determines and subject to satisfying the requirements of
Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty, created by this Agreement or otherwise, solely by reason of its having caused a broker or dealer to be paid out of the Fund Account an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities with respect to the clients of the Sub-Adviser as to which the Sub-Adviser exercises investment discretion. The Adviser recognizes that all research services and research that the Sub-Adviser receives are available for all clients of the Sub-Adviser, and that the Fund Account and other clients of the Sub-Adviser may benefit thereby. The investment of funds shall be subject to all applicable restrictions of the Agreement and Declaration of Trust and By-Laws of the Fund as may from time to time be in force.

   Nothing in this Agreement prevents the Adviser from engaging other sub-advisers to provide investment advice and other services in relation to assets of the Fund for which the Sub-Adviser does not provide services under this Agreement, or providing such services itself in relation to such assets.

   (b) The Sub-Adviser accepts such employment and agrees during the period of this Agreement to render such investment management services in accordance with the applicable investment objectives, policies and limitations set out in the Fund's prospectus and Statement of Additional Information, as amended from time to time, to furnish related office facilities and equipment and clerical, bookkeeping and administrative services in respect of the Fund Account, and to assume the other obligations herein set forth for the compensation herein provided. The Sub-Adviser shall assume and pay all of the costs and expenses of performing its obligations under this Agreement. The Sub-Adviser shall for all purposes herein provided be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Fund, the SFVG Series, the Fund Account or the Adviser in any way or otherwise be deemed an agent of the Fund, the Fund Account or the Adviser.

   (c) The Sub-Adviser will keep the Adviser, for itself and on behalf of the Fund, informed of developments materially affecting the Fund or the Fund Account and shall, on the Sub-Adviser's own initiative and as reasonably requested by the Adviser, for itself and on behalf of the Fund, furnish to the Adviser from time to time whatever information the Adviser reasonably believes appropriate for this purpose.

   (d) The Sub-Adviser shall provide the Adviser with such investment portfolio accounting and shall maintain and provide such detailed records and reports as the Adviser may from time to time reasonably request, including without limitation, daily processing of investment transactions and periodic valuations of investment portfolio positions as required by the Adviser, monthly reports of the investment portfolio and all investment transactions and the preparation of such reports and compilation of such data as may be required by the Adviser to comply with the obligations imposed upon it under the Management Agreement. Sub-Adviser agrees to install in its offices computer equipment or software, as provided by the Adviser at its expense, for use by the Sub-Adviser in performing its duties under this Sub-Advisory Agreement, including inputting on a daily basis that day's portfolio transactions in the Fund Account.

   (e) The Sub-Adviser shall maintain and enforce adequate security procedures with respect to all materials, records, documents and data relating to any of its responsibilities pursuant to this Agreement including all means for the effecting of securities transactions.

   (f) The Sub-Adviser shall manage the Fund Account in accordance with the procedures and instructions set out or referred to in this Section 1(f) so that the SFVG Series will qualify as a regulated investment company under Subchapter M of the Internal Revenue Code ("IRC") and will be adequately diversified for purpose of Section 817(h) of the IRC and the Treasury regulation thereunder. The Sub-Adviser covenants that it shall carry out appropriate compliance procedures necessary to the operation of the Fund as the Sub-Adviser and the Adviser may agree. Unless instructed otherwise by the Adviser, the Sub-Adviser shall manage the Fund Account as if it were a separate investment company for purposes of determining compliance with the rules and regulations of the United States Securities and Exchange Commission ("SEC"), the SFVG Series' investment policies and restrictions and the SFVG Series' qualification as a registered investment company under Subchapter M and Section 817(h) of the IRC, and shall also manage the Fund Account in accordance with such other instructions as the Adviser may give to the Sub-Adviser from time to time. The Sub-Adviser also covenants that it shall cooperate with the Adviser's (or its designee's) personnel to ensure that the SFVG Series is in conformity with such rules and regulations, investment policies and restrictions and Subchapter M and Section 817(h), including providing such information concerning the purchase or sale of investments on behalf of the Fund Account as the Adviser may request. The Sub-Adviser agrees that it will provide to the Adviser or the Fund promptly upon request reports and copies of such of its investment records and ledgers with respect to the Fund Account as appropriate to assist the Adviser and the Fund in monitoring compliance with the Investment Company Act and the Investment Advisers Act of 1940 (the "Advisers Act"), as well as other applicable laws. The Sub-Adviser will furnish the Adviser or the Fund's Board of Trustees such periodic and special reports with respect to the Fund Account as the Adviser or the Board of Trustees may reasonably request, including statistical information with respect to the Fund Account's securities. The Sub-Adviser will not be liable for the SFVG Series ceasing to qualify as a regulated investment company under Subchapter M of the IRC or ceasing to be adequately diversified for purposes of Section 817(h) of the IRC and the Treasury regulations thereunder, as a result of the management of assets of the SFVG Series other than those assets constituting the Fund Account provided that the Sub-Adviser has complied with its obligations under this Section 1(f).

   (g) In compliance with the requirements of Rule 31a-3 under the Investment Company Act, the Sub-Adviser hereby agrees that any records that it maintains for the Fund are the property of the Fund and further agrees to surrender promptly any such records upon the Fund's or the Adviser's request, although the Sub-Adviser may, at the Sub-Adviser's own expense, make and retain copies of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the Investment Company Act any records with respect to the Sub-Adviser's duties hereunder required to be maintained by Rule 31a-1 under the Investment Company Act to the extent that the Sub-Adviser prepares and maintains such records pursuant to this Agreement and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in that Rule.

   (h) The Sub-Adviser agrees that it will immediately notify the Adviser and the Fund in the event that the Sub-Adviser: (i) becomes subject to a statutory disqualification that prevents the Sub-Adviser from serving as an investment adviser pursuant to this Agreement; or (ii) is or expects to become the subject of an administrative proceeding or enforcement action by the United States Securities and Exchange Commission ("SEC") or other regulatory authority.

   (i) The Sub-Adviser agrees that it will immediately forward, upon receipt, to the Adviser, for itself and as agent for the Fund, any correspondence from the SEC or other regulatory authority that relates to the SFVG Series or the Fund Account.

   (j) The Sub-Adviser acknowledges that it is an "investment adviser" to the Fund within the meaning of the Investment Company Act and the Advisers Act.

   (k) The Sub-Adviser shall be responsible for maintaining an appropriate compliance program to ensure that the services provided by it under this Agreement are performed in a manner consistent with applicable laws and the terms of this Agreement. The Sub-Adviser agrees to provide such reports and certifications regarding its compliance program as the Adviser or the Fund shall reasonably request from time to time.

   (l) The Sub-Adviser maintains a written Code of Ethics that complies with the requirements of Rule 17j-1 under the Investment Company Act. The Sub-Adviser certifies that it has adopted procedures reasonably necessary to prevent its "access persons," as such term is defined in Rule 17j-1, from violating the Code of Ethics. The Sub-Adviser shall notify the Board upon the adoption of any material change to its Code of Ethics so that the Board, including a majority of the Trustees who are not interested persons of the Fund, may approve such change not later than six months after its adoption by the Sub-Adviser, as required by Rule 17j-1. The Sub-Adviser also shall provide the Fund with a copy of any amendments to its Code of Ethics that do not represent a material change to such Code. Within 45 days of the end of each calendar year while this Agreement is in effect (or more frequently if required by Rule 17j-1 or as the Fund may reasonably request), the Sub-Adviser shall provide the Board with a written report that, as required by Rule 17j-1: (i) describes any issue arising under the Sub-Adviser's Code of Ethics or procedures since the last report to the Board, including, but not limited to, information about material violations of the Code or procedures and sanctions imposed in response to the material violations, and (ii) certifies that the Sub-Adviser has adopted procedures reasonably necessary to prevent its access persons from violating its Code of Ethics. Upon written request of the Fund, the Sub-Adviser shall permit the Fund to examine the reports to be made by the Sub-Adviser under Rule 17j-1(d) and the records the Sub-Adviser maintains pursuant to Rule 17j-1(f).

2.  Compensation.

   For the services and facilities described herein, the Adviser will pay to the Sub-Adviser, 15 days after the end of each calendar month, a sub-advisory fee of 1/12 of an annualized amount computed by applying the annual rates set forth in Appendix A to the applicable average daily net assets of the Fund Account as defined below for such month.

   For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.

3. Net Asset Value. The net asset value for the Fund Account shall be calculated as the Board of Trustees of the Fund may determine from time to time in accordance with the provisions of the Investment Company Act. On each day when net asset value is not calculated, the net asset value of the Fund Account shall be deemed to be the net asset value as of the close of business on the last day on which such calculation was made for the purpose of the foregoing computations.

4.  Duration and Termination.

   (a) This Agreement shall become effective with respect to the Fund Account on the first business day following the date it is approved in the manner required by the Investment Company Act and the rules and regulations thereunder and shall remain in full force until June 30, 2007, unless sooner terminated or not annually approved as hereinafter provided. Notwithstanding the foregoing, this agreement shall continue in full force through June 30, 2007, and from year to year thereafter, only as long as such continuance is specifically approved at least annually and in the manner required by the Investment Company Act and the rules and regulations thereunder, with the first annual renewal to be coincident with the next renewal of the Management Agreement.

   (b) This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Management Agreement. In addition, the Adviser has the right to terminate this Agreement upon immediate notice if the Sub-Adviser becomes statutorily disqualified from performing its duties under this Agreement or otherwise is legally prohibited from operating as an investment adviser.

   (c) If a party breaches this Agreement in any material respect which is not cured within sixty (60) days of the other party giving it written notice of such breach, the other party may effect termination of this Agreement on written notice to the defaulting party.

   (d) This Agreement may be terminated at any time, without the payment by the Fund of any penalty, by the Board of Trustees of the Fund, or by vote of a majority of the outstanding voting securities of the SFVG Series, or by the Adviser. The Fund may effect termination of this Agreement by action of the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the SFVG Series on sixty (60) days written notice to the Adviser and the Sub-Adviser. The Adviser may effect termination of this Agreement on sixty (60) days written notice to the Sub-Adviser.

   (e) The Sub-Adviser may terminate this Agreement upon ninety (90) days written notice to the Adviser.

   (f) The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Investment Company Act and the rules and regulations thereunder.

   (g) Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 2 earned prior to such termination.

   (h) The provisions of Sections 8 and 10 shall survive the termination of this Agreement.

5. Representations and Warranties. The Sub-Adviser hereby represents and warrants as follows:

   (a) The Sub-Adviser is registered with the SEC as an investment adviser under the Advisers Act, and such registration is current, complete and in full compliance with all material applicable provisions of the Advisers Act and the rules and regulations thereunder;

   (b) The Sub-Adviser has all requisite authority to enter into, execute, deliver and perform the Sub-Adviser's obligations under this Agreement;

   (c) The Sub-Adviser's performance of its obligations under this Agreement does not conflict with any law, regulation or order to which the Sub-Adviser is subject; and

   (d) The Sub-Adviser has reviewed the portion of (i) the registration statement filed with the SEC, as amended from time to time for the Fund ("Registration Statement"), and (ii) the Fund's prospectus and supplements thereto, in each case in the form received from the Adviser with respect to the disclosure about the Sub-Adviser, the Fund, the SFVG Series and the Fund Account of which the Sub-Adviser has knowledge (the "Sub-Adviser and SFVG Information") and except as advised in writing to the Adviser such Registration Statement, prospectus and any supplement contain, as of its date, no untrue statement of any material fact of which Sub-Adviser has knowledge and do not omit any statement of a material fact of which Sub-Adviser has knowledge which was required to be stated therein or necessary to make the statements contained therein not misleading.

6. Covenants. The Sub-Adviser hereby covenants and agrees that, so long as this Agreement shall remain in effect:

   (a) The Sub-Adviser shall maintain the Sub-Adviser's registration as an investment adviser under the Advisers Act, and such registration shall at all times remain current, complete and in full compliance with all material applicable provisions of the Advisers Act and the rules and regulations thereunder;

   (b) The Sub-Adviser's performance of its obligations under this Agreement shall not conflict with any law, regulation or order to which the Sub-Adviser is then subject;

   (c) The Sub-Adviser shall at all times comply with the Advisers Act and the Investment Company Act, and all rules and regulations thereunder, and all other applicable laws and regulations, and the Registration Statement, prospectus and any supplement and with any applicable procedures adopted by the Fund's Board of Trustees, provided that such procedures are substantially similar to those applicable to similar funds for which the Board of Trustees of the Fund is responsible and that such procedures are identified in writing to the Sub-Adviser;

   (d) The Sub-Adviser shall promptly notify Adviser and the Fund upon the occurrence of any event that might disqualify or prevent the Sub-Adviser from performing its duties under this Agreement. The Sub-Adviser further agrees to notify the Adviser of any changes that would cause the Registration Statement or prospectus for the Fund to contain any untrue statement of a material fact or to omit to state a material fact which is required to be stated therein or is necessary to make the statements contained therein not misleading, in each case relating to Sub-Adviser and SFVG Information; and

   (e) For the entire time this Agreement is in effect and for a period of two years thereafter, the Sub-Adviser shall maintain a claims made bond issued by a reputable fidelity insurance company against larceny and embezzlement, covering each officer and employee of Sub-Adviser, at a minimum level of $3 million which provide coverage for acts or alleged acts which occurred during the period of this Agreement.

7.  Use of Names.

   (a) The Sub-Adviser acknowledges and agrees that the names Scudder Variable Series II, SVS Focus Value+Growth Portfolio and Scudder (whether used by themselves or in combination with other words), and abbreviations or logos associated with those names, are the valuable property of Adviser and its affiliates; that the Fund, the Adviser and their affiliates have the right to use such names, abbreviations and logos; and that the Sub-Adviser shall use the names Scudder Variable Series II, SVS Focus Value+Growth Portfolio and Scudder, and associated abbreviations and logos, only in connection with the Sub-Adviser's performance of its duties hereunder. Further, in any communication with the public and in any marketing communications of any sort, Sub-Adviser agrees to obtain prior written approval from Adviser before using or referring to Scudder Variable Series II, SVS Focus Value+Growth Portfolio or Scudder or any abbreviations or logos associated with those names or any other names or associated abbreviations or logos of affiliates of the Adviser; provided that nothing herein shall be deemed to prohibit the Sub-Adviser from referring to the performance of the Fund Account in the Sub-Adviser's marketing material as long as such marketing material does not constitute "sales literature" or "advertising" for the Fund Account, the SFVG Series or the Fund, as those terms are used in the rules, regulations and guidelines of the SEC and the National Association of Securities Dealers, Inc.

8. Confidentiality. Each of the Sub-Adviser and the Adviser shall not (and shall ensure that persons associated with it (as defined in Section 202(a)(17) of the Advisers Act) and its employees, agents, consultants, subcontractors and other representatives do not) (each such person, a "Recipient Party") disclose information of a confidential or proprietary character relating to the other party to this Agreement, or the other party's affiliates known to the Recipient Party as a result of the Sub-Adviser providing services under this Agreement, without the other party's prior written consent. This Section 8 does not apply to information that (i) is generally known to the public other than as a result of a breach of this Section 8, (ii) was already properly in, or comes into, the Recipient Party's possession on a non-confidential basis from a source not connected with the other party provided that such source was not prohibited from disclosing that information by an obligation owed to the other party or
(iii) the Recipient Party can demonstrate was independently developed without the benefit of confidential or proprietary information from the other party. Notwithstanding this Section 8, the Adviser may disclose to the Board of Trustees of the Fund this Agreement and whatever information about its relationship with the Sub-Adviser that the Adviser wishes to disclose to it.

9. Standard of Care. Except as may otherwise be required by law, and except as may be set forth in Section 10, the Sub-Adviser shall not be liable for any error of judgment or of law or for any loss suffered by the Fund, the SFVG Series, the Fund Account, or the Adviser in connection with the matters to which this Agreement relates, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

10.  Indemnifications.

   (a) The Sub-Adviser agrees to indemnify and hold harmless Adviser and the Fund against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof), to which the Adviser or the Fund may become subject arising out of or based on the breach by the Sub-Adviser of any provisions of this Agreement or any wrongful action by the Sub-Adviser; provided, however, that the Sub-Adviser shall not be liable under this paragraph in respect of any loss, expense, claim, damage or liability to the extent that a court having jurisdiction shall have determined by a final judgment, or independent counsel agreed upon by the Sub-Adviser and the Adviser or the Fund, as the case may be, shall have concluded in a written opinion, that such loss, expense, claim, damage or liability resulted primarily from the Adviser's or the Fund's willful misfeasance, bad faith or gross negligence or by reason of the reckless disregard by the Adviser or the Fund of its duties. The foregoing indemnification shall be in addition to any rights that the Adviser or the Fund may have at common law or otherwise. The Sub-Adviser's agreements in this paragraph shall, upon the same terms and conditions, extend to and inure to the benefit of each person who may be deemed to control the Adviser or the Fund, be controlled by the Adviser or the Fund, or be under common control with the Adviser or the Fund and their affiliates, directors, officers, employees and agents. The Sub-Adviser's agreement in this paragraph shall also extend to any of the Fund's and Adviser's successors or the successors of the aforementioned affiliates, directors, officers, employees or agents.

   (b) The Adviser agrees to indemnify and hold harmless the Sub-Adviser against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof), to which the Sub-Adviser may become subject arising out of or based on the breach by the Adviser of any provisions of this Agreement or the Management Agreement, or any wrongful action by the Adviser or its affiliates in the distribution of the Fund's shares, or any wrongful action by the Fund other than wrongful action that was caused by the breach by Sub-Adviser of the provisions of this Agreement; provided, however, that the Adviser shall not be liable under this paragraph in respect of any loss, expense, claim, damage or liability to the extent that a court having jurisdiction shall have determined by a final judgment, or independent counsel agreed upon by the Adviser and the Sub-Adviser shall have concluded in a written opinion, that such loss, expense, claim, damage or liability resulted primarily from the Sub-Adviser's willful misfeasance, bad faith or gross negligence or by reason of the reckless disregard by the Sub-Adviser of its duties. The foregoing indemnification shall be in addition to any rights that the Sub-Adviser may have at common law or otherwise. The Adviser's agreements in this paragraph shall, upon the same terms and conditions, extend to and inure to the benefit of each person who may be deemed to control the Sub-Adviser, be controlled by the Sub-Adviser or be under common control with the Sub-Adviser and to each of the Sub-Adviser's and each such person's respective affiliates, directors, officers, employees and agents. The Adviser's agreements in this paragraph shall also extend to any of the Sub-Adviser's successors or the successors of the aforementioned affiliates, directors, officers, employees or agents.

   (c) Promptly after receipt by a party indemnified under Section 10(a) or 10(b) above of notice of the commencement of any action, proceeding, or investigation for which indemnification will be sought, such indemnified party shall promptly notify the indemnifying party in writing; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may otherwise have to any indemnified party unless such omission results in actual material prejudice to the indemnifying party. In case any action or proceeding shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, individually or jointly with any other indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of any action or proceeding, the indemnifying party shall not be liable to the indemnified party for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation. If the indemnifying party does not elect to assume the defense of any action or proceeding, the indemnifying party on a monthly basis shall reimburse the indemnified party for the reasonable legal fees and other costs of defense thereof. Regardless of whether or not the indemnifying party shall have assumed the defense of any action or proceeding, the indemnified party shall not settle or compromise the action or proceeding without the prior written consent of the indemnifying party, which shall not be unreasonably withheld.

11. Survival. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.

12. Notices. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

13. Governing Law. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of New York without giving effect to the rules of conflict of laws in the state of New York to the extent those rules would require or permit the application of another jurisdiction's laws.

14.  Miscellaneous.

   (a) The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

   (b) Terms not defined herein shall have the meaning set forth in the Fund's prospectus.

   (c) The Sub-Adviser shall not be responsible for the costs associated with obtaining shareholder approval of this Agreement (including the costs of the registration update required as a result of such original shareholder approval of this Agreement). The Sub-Adviser will bear the costs associated with any registration update relating to the Fund required under the securities laws as a result of events within the direct or indirect control of or otherwise caused by the Sub-Adviser provided that, if requested by the Sub-Adviser, the Adviser shall use commercially reasonable efforts to incorporate such updates with any other types of updates (in which case the Sub-Adviser will bear only the marginal costs attributable to the Sub-Adviser).

   (d) This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

   IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Agreement to be executed as of the day and year first above written.

   ZURICH SCUDDER INVESTMENTS, INC.

   By:_______________________________________________________________________
   Title: Managing Director

   DREMAN VALUE MANAGEMENT, L.L.C.

   By:_______________________________________________________________________
   Title: Chairman

                       FOR THE PURPOSE OF ACCEPTING ITS OBLIGATIONS UNDER
                       SECTION 7 HEREIN ONLY

                       SCUDDER VARIABLE SERIES II

                       By:___________________________________________________
                       Title: President

                                  APPENDIX A
                     Investment Management Subadvisory Fee

              Applicable Average Daily
               Net Assets of the Fund
                       Account                 Annual Rate
                       -------                 -----------
                   $0-$250,000,000             0.40 of 1%
                  next $250,000,000            0.35 of 1%
                  next $500,000,000           0.3375 of 1%
                 over $1,000,000,000          0.3150 of 1%

                                   EXHIBIT E

        INFORMATION REGARDING OTHER FUNDS ADVISED OR SUB-ADVISED BY DVM

                                                   Advisory Fee (% of
Name of Fund or Portfolio    Net Assets         average daily net assets)
-------------------------  --------------       -------------------------

Scudder-Dreman Financial    $174,377,929/(1)/    0.240% to $250 million
Services Fund                                    0.230% next $750 million
                                                 0.224% next $1.5 billion
                                                 0.218% next $2.5 billion
                                                 0.208% next $2.5 billion
                                                 0.205% next $2.5 billion
                                                 0.202% next $2.5 billion
                                                 0.198% over $12.5 billion

Scudder-Dreman High Return $4,140,687,437/(1)/   0.240% to $250 million
Equity Fund                                      0.230% next $750 million
                                                 0.224% next $1.5 billion
                                                 0.218% next $2.5 billion
                                                 0.208% next $2.5 billion
                                                 0.205% next $2.5 billion
                                                 0.202% next $2.5 billion
                                                 0.198% over $12.5 billion

SVS Dreman Financial        $117,047,378/(2)/    0.3375 of 1%
Services Portfolio

SVS Dreman High Return      $443,396,453/(2)/    0.3375 of 1%
Equity Portfolio

Scudder-Dreman Small Cap    $373,728,181/(1)/    0.375% to $500,000;
Value Fund                                       0.340% over $500,000

SVS Dreman Small Cap Value  $193,734,241/(2)/    0.375 of 1%
Portfolio

--------
/(1)/ As of November 30, 2001.
/(2)/ As of December 31, 2001.

                                   EXHIBIT F

                        FORM OF SUB-ADVISORY AGREEMENT

   {Items in braces are applicable to SVS Focus Value+Growth Portfolio only} [Items in brackets are applicable to SVS Growth Opportunities Portfolio and SVS
                                    Growth
                          and Income Portfolio only}

   AGREEMENT made as of the Date, between ZURICH SCUDDER INVESTMENTS, INC., a Delaware corporation (hereinafter called the "Manager"), and NAME OF SUBADVISER, type of entity, state of organization (hereinafter called the "Subadviser").

                                  WITNESSETH:

   WHEREAS, Scudder Variable Series II (the "Trust") is a Massachusetts business trust organized with one or more series of shares, and is registered as an investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"); and

   [WHEREAS, the Manager desires to utilize the services of the Subadviser to provide subadvisory services with respect to the investment portfolio of Name of Portfolio (the "Series"), being one of the portfolio series of the Trust, which is under the management of the Manager pursuant to an Investment Management Agreement between the Manager and the Trust dated date; and]

   WHEREAS, the Board of Trustees of the Trust (the "Board" and its members, the "Trustees") is authorized to issue the Trust's shares of beneficial interest in separate series and has authorized SVS Focus Value+Growth Portfolio (the "Series"); and

   WHEREAS, the Manager acts as manager for the Series pursuant to an Investment Management Agreement between the Manager and the Trust, on behalf of the Series, dated date and is responsible for the day-to-day management and overall administration of the Series; and

   WHEREAS, the Manager desires to utilize the services of the Subadviser to provide subadvisory services with respect to those assets of the Series that the Manager from time to time determines to assign to the Subadviser (those assets being referred to as the "Fund Account"); and}

   WHEREAS, the Subadviser is willing to perform such services on the terms and conditions hereinafter set forth;

   NOW, THEREFORE, in consideration of the mutual agreements herein contained, it is agreed as follows:

1.  The Subadviser's Services.

   The Subadviser shall serve the Manager as investment counsel with respect to the [Series] {Fund Account}.

   The Subadviser is hereby authorized and directed and hereby agrees, subject to the stated investment policies and restrictions of the Series as set forth in the current Prospectus and Statement of Additional Information of the Trust relating to the Series (including amendments), [furnished to the Subadviser], and in accordance with the Declaration of Trust and By-laws of the Trust, as both may be amended from time to time, governing the offering of its shares and subject to such resolutions, policies and procedures as from time to time may be adopted by the Trustees of the Trust (the "Board") and furnished to the Subadviser, {and in accordance with the instructions and procedures of the Manager furnished to the Subadviser}, to develop, recommend and implement such investment program and strategy for the [Series] {Fund Account} to provide research and analysis relative to the investment program and [Investments] {securities and other investments ("investments")} of the [Series] {Fund Account} to determine what {investments}[securities] should be purchased, [and] sold {and, if applicable, loaned} by the [Series] {Fund Account} and to monitor on a continuing basis the performance of the [portfolio securities] {investments} of the [Series] {Fund Account}. In addition, the Subadviser shall place orders for the purchase and sale of {investments} [portfolio securities] for the [Series] {Fund Account} and, subject to the provisions of the following paragraph shall take reasonable steps to assure that those portfolio transactions are effected {subject to the best execution under the circumstances} [at the best price and execution available]. The Subadviser shall advise the custodian for the Series ("Custodian") and the Manager on a prompt basis of each purchase and sale of [a portfolio security] {an investment for the Fund Account} specifying the name of the issuer, the CUSIP number (if available), the description and amount (or number of shares) of the [security] {investment} purchased, the market price, commission and gross or net price, trade date, settlement date and identity of the effecting broker or dealer. From time to time as the Board or the Manager may reasonably request, the Subadviser shall furnish to the Manager, the Trust's officers and to each of its Trustees reports on portfolio transactions and reports on assets held in the [Series] {Fund Account}, all in such detail as the Trust or the Manager may reasonably request. The Subadviser shall also inform the Manager, the Trust's officers and the Board on a current basis of changes in investment strategy or tactics or any other developments materially affecting the [Series] {Fund Account}. The Subadviser shall make its officers and employees available to meet with the Manager, the Trust's officers and the Board at least quarterly on due notice and at such other times as may be mutually agreeable, to review the investments and investment performance of the [Series] {Fund Account} in the light of the Series' investment objectives and policies and market conditions.

   [Absent written instructions to the Manager to the contrary, the Subadviser shall place all orders for the purchase and sale of investment instruments for the Series with brokers or dealers selected by the Subadviser consistent with best execution, which, subject to and consistent with the policies and procedures of the Trust relating to Rule 17e-1 under the Investment Company Act, may include brokers or dealers affiliated with the Subadviser. Purchase or sell orders for the Series may be aggregated with contemporaneous purchase or sell orders of other clients of the Subadviser. The Subadviser shall use its best efforts to obtain execution of portfolio transactions at prices that are advantageous to the Series and at commission rates that are reasonable in relation to the benefits received. The Subadviser may select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Series and/or other accounts serviced by the Subadviser. The Subadviser may place portfolio transactions with a broker or dealer with which it has negotiated a commission in excess of the commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities that the Subadviser has with respect to the Series and to accounts over which it exercises investment discretion, and not all such services or products will necessarily be used by the Subadviser in managing the Series. In addition, consistent with best execution, the Subadviser may execute portfolio transactions through brokers and dealers that sell shares of mutual funds advised by the Subadviser or recommend to their customers that they purchase shares of such funds. If the Subadviser determines that any product or service furnished by a broker-dealer has a mixed use, such that it also serves functions that do not assist the Subadviser in carrying out its investment decision-making process, the Subadviser shall be responsible for making and documenting a reasonable allocation of the costs of such service or product. The portion of the product or service that the Subadviser determines will assist it in carrying out its investment decision-making process may be paid for in brokerage commission dollars.]

   It shall be the duty of the Subadviser to furnish to the Trustees such information as may reasonably be requested in order for the Board to evaluate this Agreement or any proposed amendments thereto for the purposes of casting a vote pursuant to Section 9 hereof. [including any information requested pursuant to section 15(c) of the Investment Company Act. Any information reasonably deemed proprietary by the Subadviser shall be subject to the provisions of Section 6 hereof.]

   [The Subadviser shall not be responsible for fund accounting nor shall it be required to generate fund accounting data.]

   [The Series assets shall be maintained in the custody of the custodian identified by the Manager in writing (the "Custodian") . Any assets added to the Series shall be delivered directly to the Custodian. The Subadviser shall have no liability for the acts or omissions of any Custodian, other than (subject to Section 11) for acts or omissions arising in reliance on instructions from the Subadviser.]

   In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and except as otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust, the Series or the Manager in any way or otherwise be deemed to be an agent of the Trust, the Series or the Manager.

   In furnishing the services under this Agreement, the Subadviser shall comply with the requirements of the Investment Company Act {and of the Investment Advisers Act of 1940 ("Advisers Act")} applicable to it, the regulations promulgated thereunder, and all other applicable laws and regulations. The Subadviser shall immediately notify the Manager and the Trust in the event that the Subadviser: (i) becomes subject to a statutory disqualification that prevents the Subadviser from serving as an investment adviser pursuant to this Agreement; or (ii) {is or expects to become}[becomes] the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission ("SEC") or other regulatory authority {(including, without limitation, any self-regulatory organization)} [which proceeding or action could reasonably be deemed material to the Subadviser's performance of its duties under this Agreement (unless the Subadviser is prohibited by applicable law or regulation from disclosing such proceeding or action)]. The Subadviser shall immediately forward, upon receipt, to the Manager any correspondence from the SEC or other regulatory authority that relates to the Series.

   [The Subadviser shall be responsible for the preparation and filing of reports on Schedule l3G and Form 13F with respect to securities held by the Series, but unless otherwise expressly agreed to in writing, the Subadviser shall not be responsible for the preparation or filing of any other reports required of the Series by any governmental or regulatory agency.]

   [The Subadviser may request information from the Manager or from the fund accountant, the Custodian or other service providers to the Series to enable the Subadviser to monitor compliance with portfolio restrictions of the Series. In the event such information is not made available to the Subadviser reasonably promptly upon request, the Subadviser shall notify the Manager in writing. If the Manager does not provide (or arrange for the provision of) such information to the Subadviser reasonably promptly upon receipt of written notice from the Subadviser, the Manager shall assume responsibility for the monitoring to which the requested information relates.]

   {The Subadviser's primary consideration in effecting a security transaction shall be to obtain the best execution under the circumstances for the Fund Account, taking into account the factors specified in the Prospectus and Statement of Additional Information of the Trust relating to the Series. Subject to such policies as the Board may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund Account to pay a broker-dealer for effecting a portfolio investment transaction an amount of commission in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed in terms of either that particular transaction or its overall responsibilities with respect to accounts as to which it exercises investment discretion. The Subadviser shall provide such reports as the Board or the Manager may request with respect to the Fund Account's brokerage and the manner in which that brokerage was allocated.}

   The Fund Account assets shall be maintained in the custody of the Custodian (who shall be identified by the Manager in writing). The Subadviser shall not have custody of any securities, cash or other assets contained in the Fund Account, and shall not be liable for any loss resulting from any act or omission of the Custodian other than acts or omissions arising in reliance on instructions of the Subadviser. The Subadviser shall promptly notify the Manager if the Subadviser becomes an affiliated person of the Custodian.

2.  Delivery of Documents to the Subadviser.

   The Manager shall furnish to the Subadviser copies of each of the following documents:

a.  The Declaration of Trust of the Trust as in effect on the date hereof;

b.  The By-laws of the Trust in effect on the date hereof;

c. The resolutions of the Board approving the engagement of the Subadviser as subadviser to the {Fund Account} [Series] and approving this Agreement;

d. The resolutions of the Board selecting the Manager as investment manager to the [Trust] {Series} and approving the form of the Investment Management Agreement with the Trust, on behalf of the Series;

e.  The Investment Management Agreement with the Trust on behalf of the Series;

f.  The Code of Ethics of the Trust and of the Manager as currently in effect;

g. Current copies of the Prospectus and Statement of Additional Information of the Trust relating to the Series;

h. Resolutions, policies and procedures adopted by the Board in respect of the management or operation of the Series; and

[i. Such other information as the Subadviser may reasonably request in connection with the performance of its duties under this Agreement.]

{i. A schedule of the investments and other assets that will initially comprise the Fund Account.}

   The Manager shall furnish the Subadviser from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to Items (a) through ([i]) {(h)} above shall be provided within 30 days of the time such materials became available to the Manager and until so provided the Subadviser may continue to rely on those documents previously provided.

   During the term of this Agreement, the Manager [shall provide the Subadviser with a reasonable opportunity to review any amendments to the Series, Prospectus or Statement of Additional Information prior to filing with the Securities and Exchange Commission. The Manager] {also shall} [will also] furnish to the Subadviser prior to use thereof copies of all Trust documents, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Series or the public that refer in any way to the Subadviser, and will not use such material if the Subadviser reasonably objects in writing [after reasonable opportunity to review such material] {within five business days (or such other time period as may be mutually agreed)} after receipt thereof. However, the Manager and the Subadviser may mutually agree amongst themselves that certain of the above-mentioned documents do not need to be furnished to the Subadviser prior to the document's use.

   [The Manager will cooperate with the Subadviser in establishing and maintaining brokerage and other accounts that the Subadviser deems advisable to allow for the purchase and sale of various forms of securities or other instruments by the Series pursuant to this Agreement.]

   In the event of termination of this Agreement, the Manager shall continue to furnish to the Subadviser copies of any of the above-mentioned materials that refer in any way to the Subadviser. The Manager shall furnish or otherwise make available to the Subadviser such other information relating to the business affairs of the Trust as the Subadviser at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

3.  Delivery of Documents to the Manager.

   The Subadviser shall furnish the Manager with copies of each of the following documents:

   a.  The Subadviser's most recent balance sheet;

   b. Separate lists of persons whom the Subadviser wishes to have authorized to give written and/or oral instructions to the Custodian and the fund accounting agent of Trust assets for the Series;

   c.  The Code of Ethics of the Subadviser as currently in effect; and

   d. [Such other documents or information] {Any compliance policies, trading, commission and other reports, confirmation of the Subadviser's insurance coverage (in form and substance satisfactory to the Manager), and such other management or operational documents} as the Manager may reasonably request in writing (on behalf of itself or the Board) in assessing the Subadviser.

   {The Subadviser maintains a written Code of Ethics that complies with the requirements of Rule 17j-1 under the Investment Company Act, as amended. The Subadviser certifies that it has adopted procedures reasonably necessary to prevent its "access persons," as such term is defined in Rule 17j-1, from violating the Code of Ethics. The Subadviser shall notify the Board upon the adoption of any material change to its Code of Ethics so that the Board, including a majority of the Trustees who are not interested person of the Trust, may approve such change not later than six months after its adoption by the Subadviser, as required by Rule 17j-1. The Subadviser also shall provide the Trust with a copy of any amendments to its Code of Ethics that do not represent a material change to such Code. Within 45 days of the end of each year while this Agreement is in effect (or more frequently if required by Rule 17j-1 or as the Trust may reasonably request), the Subadviser shall provide the Board with a written report that, as required by Rule 17j-1: (1) describes any issue arising under the Subadviser's Code of Ethics or procedures since the last report to the Board, including, but not limited to, information about material violations of the Code or procedures and sanctions imposed in response to the material violations, and (2) certifies that the Subadviser has adopted procedures reasonably necessary to prevent its access persons from violating its Code of Ethics. Upon the written request of the Trust, the Subadviser shall permit the Trust to examine the reports to be made by the Subadviser under Rule 17j-1(d) and the records the Subadviser maintains pursuant to Rule 17j-1(f).}

   [The Subadviser will maintain a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Trust with a copy of the code of ethics, including any amendments thereto, together with evidence of its adoption and a certification to the effect that the Subadviser has adopted procedures reasonably necessary to prevent its "access persons" from violating its code of ethics. The Subadviser will be subject to its code of ethics and will not be subject to any other code of ethics, including that of the Manager, unless specifically adopted by the Subadviser. At least annually (or more frequently if required by Rule 17j-1 or as the Trust or the Manager may reasonably request), the Subadviser shall provide a written report as to the matters required to be provided to the Trust by the Subadviser under Rule 17j-1, including the certification provided for therein. Upon the written request of the Trust, the Subadviser shall permit Trust to examine the policies and procedures the Subadviser maintains pursuant to Rule 17j-1 to the extent material to the assessment of the Subadviser's performance of its duties under this Agreement.]

   [Upon request by the Manager the] {The} Subadviser shall furnish the Manager {from time to time} with copies{, properly certified or otherwise authenticated,} of all material amendments of or supplements to the foregoing, if any. Additionally, the Subadviser shall provide to the Manager such other documents relating to its services under this Agreement as the Manager may reasonably request on a periodic basis. Such amendments or supplements as to items (a) [will be provided upon the reasonable request of the Manager, and such amendments or supplements as to items (b)] through (c) above shall be provided within 30 days of the time such materials became available to the Subadviser.

   [SVS Growth Opportunities Portfolio, SVS Growth and Income Portfolio: Any information reasonably deemed proprietary by the Subadviser shall be subject to the provisions of Section 6 hereof.]

   The Subadviser shall promptly notify the Manager of any [proposed] transaction or other event that [could reasonably be expected to result] {results} in an "assignment" of this Agreement within the meaning of the Investment Company Act. In addition, the Subadviser shall promptly complete and return to the Manager or the Trust any compliance questionnaires or other inquiries submitted to the Subadviser in writing.

4.  Other Agreements, etc.

   It is understood that any of the shareholders, the Trustees, officers and employees of the Trust or the Series may be a shareholder, director, officer or employee of, or be otherwise interested in, the Subadviser, any interested person of the Subadviser, any organization in which the Subadviser may have an interest or any organization which may have an interest in the Subadviser, and that any such interested person or any such organization may have an interest in the Trust or the Series. It is also understood that the Subadviser, the Manager and the Trust may have advisory, management, service or other contracts with other individuals or entities, and may have other interests and businesses. {On occasions when the Subadviser deems the purchase or sale of a security for the Fund Account to be in the best interest of the Series, as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the investments to be sold or purchased in order to obtain best execution under the circumstances. In such event, allocation of the investments so purchased or sold, as well as the expenses incurred in the transactions, shall be made by the Subadviser in the manner the Subadviser considers to be most equitable and consistent with its fiduciary obligations to the Series and to such other clients. Nothing in this Agreement shall impose upon the Subadviser any obligation to purchase or sell for the Fund Account, or recommend for purchaser or sale, by the Fund Account any investment which it or its officers, directors, affiliates or employees may purchase or sell for the Subadviser or such officer's, director's, affiliate's or employee's own accounts or for the account of any of the Subadviser's clients, advisory or otherwise.}

   [When a security proposed to be purchased or sold for the Series is also to be purchased or sold for other accounts managed by the Subadviser at the same time, the Subadviser shall make such purchases or sales on a pro-rata, rotating or other equitable basis so as to avoid any one account's being preferred over any other account.]

   The Subadviser may give advice and take action with respect to other funds or clients, or for its own account which may differ from the advice or the timing or nature of action taken with respect to the [Series] {Fund Account}. [The Subadviser makes no representation or warranty, express or implied, that any level of investment performance or investment results will be achieved by the Series or that the Series will perform comparably with any standard or index, including other clients of the Subadviser, whether public or private.]

   Nothing in this Agreement shall be implied to prevent (i) the Manager from engaging other subadvisers to provide investment advice and other services in relation to [portfolios of the Trust] {assets of the Series, or other series of the Trust} for which the Subadviser does not provide such services, or to prevent the Manager from providing such services itself in relation to such {assets or series;} [portfolios] or (ii) the Subadviser from providing investment advice and other services to other funds or clients.

5.  Fees, Expenses and Other Charges.

   a. For its services hereunder, the Subadviser shall be paid a management fee by the Manager [by the 20th day of each month] according to the fee schedule attached hereto as Schedule A.

   b. The Subadviser, at its expense, shall furnish all necessary investment facilities, including salaries of personnel required for it to execute its duties under this Agreement.

   c. [The Manager, the Series and the Trust shall assume and pay their respective organizational, operational and business expenses not specifically assumed or agreed to be paid by the Subadviser pursuant to this Agreement. The Subadviser shall pay its own organizational, operational and business expenses but shall not be obligated to pay any expenses of the Manager, the Trust, or the Series, including without limitation (i) interest and taxes, (ii) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments for the Series, and (iii) custodian fees and expenses. Any reimbursement to the Series of management fees required by any expense limitation provision set forth in the Prospectus or Statement of Additional Information of the Series, and any liability to the Series arising out of a violation of Section 36(b) of the 1940 Act by the Manager, shall be the sole responsibility of the Manager.]

6. Confidential Treatment.

   It is understood that any information or recommendation supplied by the Subadviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Manager, the Trust or such persons as the Manager may designate in connection with the Series [and further understood that any information reasonably designated as proprietary by the Subadviser shall be subject to such limitations on access or use as the Subadviser and the Manager or the Trust shall reasonably agree]. It is also understood that any information supplied to the Subadviser in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of investments which, on a temporary basis, may not be bought or sold for the Series, is to be regarded as confidential and for use only by the Subadviser in connection with its obligation to provide investment advice and other services to the Series.

   [The Manager will not, directly or indirectly, use, disclose or furnish, to any person or entity, records or information concerning the business of the Subadviser, except as necessary for the performance of its duties under this Agreement or the Investment Management Agreement, or as required by applicable law or regulation, upon prior written notice to the Subadviser. Subadviser is the sole owner of the name and mark "Janus." Other than as permitted by Section 2 hereof, the Manager will not, and will not permit the Series to, without prior written consent of the Subadviser, use the name or mark "Janus" or make representations regarding the Subadviser or its affiliates. Upon termination of this Agreement for any reason, the Manager shall cease, and the Manager shall cause the Series to cease, as promptly as practicable, all use of the Janus name or any Janus mark (except to the extent necessary in describing the management of the Series during the term of this Agreement).]

   The Subadviser shall maintain and enforce adequate security procedures with respect to all materials, records, documents and data relating to any of its responsibilities pursuant to this Agreement including all means for the effecting of investment transactions.

7.   Representations and Covenants of the Parties.

   {The Subadviser hereby acknowledges that it is registered as an investment adviser under the Advisers Act and that neither it nor any affiliated person of it, as such term is defined in Section 2(a)(3) of the Investment Company Act ("affiliated person"), is subject to any disqualification that would make the Subadviser unable to serve as an investment adviser to a registered investment company under Section 9 of the Investment Company Act. The Manager and the Subadviser acknowledge that the Fund Account represents only a portion of the Series and that the Subadviser shall not be responsible for ensuring that the Series as a whole is managed in a manner that complies with applicable rules and regulations of the SEC and Subchapter M and Section 817 of the Internal Revenue Code. The Subadviser covenants that it will carry out appropriate compliance procedures necessary to the operation of the Series as the Subadviser and the Manager may agree including, if requested by the Manager, managing the Fund Account as if it were a separate investment company for purposes of determining compliance with the rules and regulations of the SEC, the Series' investment policies and restrictions and the Series' qualification as a registered investment company under Subchapter M and Section 817 of the Internal Revenue Code. The Subadviser also covenants that it shall cooperate with the Manager's (or its designee's) personnel to ensure that the Series is in conformity with such rules and regulations, investment policies and restrictions and Subchapter M and Section 817, including providing such information concerning the purchase or sale of investments on behalf of the Fund Account as the Manager may request.}

   [The Subadviser hereby represents and warrants that (a) it is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"), (b) neither it nor any "affiliated person" of it, as defined in the 1940 Act, is subject to any disqualification that would make the Subadviser unable to serve as an investment adviser to a registered investment company under
Section 9 of the 1940 Act, (c) it is validly existing and in good standing as a corporation under the laws of Colorado, (d) it has all requisite corporate power and authority to execute, deliver and perform this Agreement, and (e) such execution, delivery and performance have been duly authorized by all necessary corporate proceedings of the Subadviser. The Subadviser covenants that it will carry out appropriate compliance procedures necessary to the operation of the Series as the Subadviser and the Manager may agree. The Subadviser also covenants that it will manage the Series in conformity with all applicable rules and regulations of the Securities and Exchange Commission in all material respects and so that the Trust will qualify as a regulated investment company under Subchapter M and Section 817 of the Internal Revenue Code.]

   [The Manager hereby represents and warrants that (a) it is registered as an investment adviser under the Advisers Act, (b) it is validly existing and in good standing as a corporation under the laws of Delaware, (c) it has all requisite corporate power and authority to execute, deliver and perform this Agreement, (d) such execution, delivery and performance have been duly authorized by all necessary corporate proceedings of the Manager, (e) it has authority under the Investment Management Agreement to execute, deliver and perform this Agreement, and (f) it has received a copy of Part II of the Subadviser's Form ADV.]

8.  Reports by the Subadviser and Records of the Series.

   The Subadviser shall furnish the Manager monthly, quarterly and annual reports concerning the transactions and performance of the [Series] {Fund Account}, including information required to be disclosed in the Trust's registration statement, in such form as may be mutually agreed, to review the [Series] {Fund Account} and discuss the management of it. {If requested by the Manager, the Subadviser shall also furnish the Manager quarterly compliance certifications.} The Subadviser shall permit its financial statements, books and records with respect to the Series to be inspected and audited by the Trust, the Manager or their agents at all reasonable times during normal business hours. The Subadviser shall immediately notify and forward to both the Manager and legal counsel for the Series any legal process served upon it on behalf of the Manager or the Trust. The Subadviser shall promptly notify the Manager of any changes in any information concerning the Subadviser of which the Subadviser becomes aware that would be required to be disclosed in the Trust's registration statement.

   In compliance with the requirements of Rule 31a-3 under the Investment Company Act, the Subadviser agrees that all records it maintains for the Trust {with respect to the Fund Account} are the property of the Trust and further agrees to surrender promptly to the Trust or the Manager any such records upon the Trust's or the Manager's request. {However, the Subadviser may retain copies of such records to comply with the recordkeeping requirements of the Investment Advisers Act and Investment Company Act.} The Subadviser further agrees to maintain for the Trust the records the Trust is required to maintain under Rule 31a-1(b) of the Investment Company Act insofar as such records relate to the investment affairs of the [Trust] {Fund Account}. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the Investment Company Act the records it maintains for the Trust.

9.  Continuance and Termination[; Amendment].

   This Agreement shall remain in full force and effect through date, and is renewable annually thereafter by specific approval of the Board or by the affirmative vote of a majority of the outstanding voting securities of the Series. Any such renewal shall be approved by the vote of a majority of the Trustees who are not interested persons under the Investment Company Act, cast in person at a meeting called for the purpose of voting on such renewal. This Agreement may be terminated without penalty at any time by the Board, by vote of a majority of the outstanding voting securities of the Series, or by the Manager or by the Subadviser upon 60 days' written notice. This Agreement shall automatically terminate in the event of its assignment by either party to this Agreement, as defined in the Investment Company Act, or upon termination of the Manager's Investment Management Agreement with the Trust, {on behalf of the Series}. In addition, the Manager or the Trust may terminate this Agreement upon immediate notice if the Subadviser becomes statutorily disqualified from performing its duties under this Agreement or otherwise is legally prohibited from operating as an investment adviser.

   [This Agreement may be amended only in accordance with applicable law, and only by a written instrument signed by all the parties to this Agreement.]

10.  {Amendment.

   No provision of this Agreement may be changed, waived, discharged or terminated orally, except by an instrument in writing signed by the party against whom enforcement of the change, waiver,discharge or termination is sought. No amendment of this Agreement shall be effective until approved in a manner consistent with the Investment Company Act and rules and regulations thereunder and any applicable SEC exemptive order therefrom, SEC no-action letter or SEC interpretive guidance.}

11.  Voting Rights.

     The Manager shall be responsible for exercising any voting rights of any [securities] {investments} of the Series.

12.  Indemnification, etc.

   The Subadviser agrees to indemnify and hold harmless the Manager, any affiliated person [within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person'')] of the Manager and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act"), controls ("controlling person") the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Subadviser's responsibilities as portfolio manager of the [Series] {Fund Account} (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Subadviser, any of the Subadviser's employees or representatives or any affiliate of or any person acting on behalf of the Subadviser, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Prospectus and Statement of Additional Information [covering the Series or] of the Trust {relating to the Series} or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon written information furnished by the Subadviser to the Manager, the Trust or any affiliated person of the Manager or the Trust expressly for use in the Trust's registration statement, or upon verbal information confirmed by the Subadviser in writing expressly for use in the Trust's registration statement; or (3) to the extent of, and as a result of, the failure of the Subadviser to execute, or cause to be executed, portfolio transactions according to the standards and requirements of the Investment Company Act, {the Advisers Act and the Securities Exchange Act of 1934}.

   In no case shall the Subadviser's indemnity in favor of the Manager or any affiliated person or controlling person of the Manager, or any other provision of this Agreement, be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

   [Except as may otherwise be provided under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, neither the Subadviser nor any of its affiliates, officers, directors, shareholders, employees or agents shall be liable to the Manager for any loss, liability, cost, damage or expense, including reasonable attorneys' fees and costs (collectively referred to in this Agreement as "Losses"), including without limitation Losses in connection with pricing information or other information provided by Subadviser, except for Losses resulting from the gross negligence, bad faith or willful misconduct, or reckless disregard of obligations and duties under this Agreement, of the Subadviser or of its affiliates, officers, directors, shareholders, employees or agents, as the case may be.]

   The Manager agrees to indemnify and hold harmless the Subadviser, any affiliated person [within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person'')] {or controlling person} of the Subadviser [and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Subadviser,] against any and all losses, claims, damages, liabilities or litigation

(including reasonable legal and other expenses), to which the Subadviser or such affiliated person or controlling person may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Manager's responsibilities as investment manager of the Series (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Manager, any of the Manager's employees or representatives or any affiliate of or any person acting on behalf of the Manager; or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Prospectus and Statement of Additional Information [covering the Series] of the Trust {relating to the Series} or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made by the Trust other than in reliance upon written information furnished by the Subadviser, or any affiliated person of the Subadviser, expressly for use in the Trust's registration statement or other than upon verbal information confirmed by the Subadviser in writing expressly for use in the Trust's registration statement.

   In no case shall the Manager's indemnity in favor of the Subadviser or any affiliated person or controlling person of the Subadviser, or any other provision of this Agreement, be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

   [Except as may otherwise be provided under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, neither' the Manager nor any of its affiliates, officers, directors, shareholders, employees or agents shall be liable to the Subadviser for any Losses, including without limitation Losses in connection with information provided by the Manager, except for Losses resulting from the gross negligence, bad faith or willful misconduct, or reckless disregard of obligations and duties under this Agreement, of the Manager or of its affiliates, officers, directors, shareholders, employees or agents, as the case may be.]

   [The obligations of this Section 12 shall survive the termination of this Agreement.]

13.  Certain Definitions.

   For the purposes of this Agreement, the "vote of a majority of the outstanding voting securities of the Series" means the affirmative vote, at a duly called and held meeting of shareholders of the Series, (1) of the holders of 67% or more of the shares of the Series present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Series entitled to vote at such meeting are present in person or by proxy; or (2) of the holders of more than 50% of the outstanding shares of the Series entitled to vote at such meeting, whichever is less.

   For the purposes of this Agreement, the terms {"affiliated person,"} "interested person" and "assignment" shall have their respective meanings defined in the Investment Company Act, {and the term "controlling person" shall have the meaning defined in the 1933 Act,} subject, however, to such exemptions as may be granted by the SEC under such Act{s}.

14.  Notices.

   All notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered or sent by pre-paid first class letter post to the following addresses or to such other address as the relevant addressee [shall hereafter notify for such purpose] {provides in writing} to the others [by notice in writing] {for the delivery of such notices and communications,} and shall be deemed to have been given at the time of delivery.

            If to the Manager:    ZURICH SCUDDER INVESTMENTS, INC.
                                  [Address]

            If to the Trust:      SCUDDER VARIABLE SERIES II
                                  [Name of Series]
                                  Two International Place
                                  Boston, MA 02110
                                  Attention: Secretary

            If to the Subadviser: [NAME OF SUBADVISER]
                                  [Address]

15.  Instructions.

   The Subadviser is authorized to honor and act on any notice, instruction or confirmation given by the Trust or Manager in writing signed or sent by one of the persons whose names, addresses and specimen signatures shall be provided by the Trust or Manager from time to time.

16.  Law.

   [This Agreement is governed by and shall be construed in accordance with the laws of the State of New York in a manner not in conflict with the provisions of the Investment Company Act, except with respect to Section 17, which shall be construed in accordance with the laws of the Commonwealth of Massachusetts.] {This Agreement is governed by and shall be construed in accordance with the laws of the Commonwealth of Massachusetts in a manner not in conflict with the provisions of the Investment Company Act.}

17.  Limitation of Liability of the Trust, Trustees, and Shareholders.

   It is understood and expressly stipulated that none of the Trustees, officers, agents, or shareholders of the Trust shall be personally liable hereunder. It is understood and acknowledged that all persons dealing with the Series must look solely to the property of the Series for the enforcement of any claims against the Series as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Trust or the Series. No series of the Trust shall be liable for the obligations of any other series.

18.  Counterparts.

   This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all such counterparts shall constitute a single instrument.

   IN WITNESS WHEREOF, the parties hereto have each caused this instrument to be signed in duplicate on its behalf by the officer designated below thereunto duly authorized.

                                   MANAGER: ZURICH SCUDDER INVESTMENTS, INC.


Attest:                            By:
-----------------------------        ---------------------------
Name:                              Name:
Title:                             Title:

                                   SUBADVISER: [NAME OF SUBADVISER]

Attest:                            By:
-----------------------------        ---------------------------
Name:                              Name:
Title:                             Title:

                    Schedule A to the Subadvisory Agreement
  for the Name of Fund (the "Series"), a series of Scudder Variable Series II
                      (the "Trust"), made as of the Date
           between Zurich Scudder Investments, Inc. (the "Manager")
                   and Name of Subadviser (the "Subadviser")

                                 FEE SCHEDULE

   [As compensation for its services described herein, Subadviser shall receive from the Manager a monthly fee based on a percentage of the combined average daily net assets of the SVS Growth Opportunities Series and SVS Growth and Income Series, calculated as the product of (a) the monthly fee determined on the basis of the combined average daily net assets of the SVS Growth Opportunities Series and SVS Growth and Income Series as provided in the schedule below, and (b) the quotient of (i) average daily net assets of the Series for the period in question divided by (ii) the combined average daily net assets of the SVS Growth Opportunities Series and SVS Growth and Income Series for such period.

                  Net Assets*                  Annualized Rate
                  -----------                  ---------------
                  On the first $100 million         0.55%
                  On the next $400 million          0.50%
                  On amounts over $500 million      0.45%

--------
* Combined net assets of the SVS Growth Opportunities Series and SVS Growth and Income Series.

   The "average daily net assets" of the SVS Growth Opportunities Series and SVS Growth and Income Series shall be calculated at such time or times as the Board may determine in accordance with the provisions of the Investment Company Act of 1940. The value of the net assets shall always be determined pursuant to the applicable provisions of the Declaration of Trust and the Registration Statement of the Trust. If the determination of net asset value does not take place for any particular day, for the purposes of this Schedule A, the net asset value shall be deemed to be the net asset value determined as of the close of business on the last day on which such calculation was made for the purpose of the foregoing computation. If the value of the net assets of a portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this Schedule A. Fees are charged monthly in arrears based on one-twelfth of the annual fee rate. Fees will be prorated appropriately if the Subadviser does not perform services pursuant to this Subadvisory Agreement for a full month.]

   {As compensation for its services described herein, the Subadviser shall receive from the Manager a monthly fee based on a percentage of the combined average daily net assets of the Fund Account and the Fund Account referred to in the Subadvisory Agreement made as of the date, between the Manager and the Subadviser relating to the Scudder Focus Value Plus Growth Fund (the "Scudder Focus Value Plus Fund Account") calculated as the product of (a) the monthly fee determined on the basis of the combined average daily net assets of the Fund Account and the Scudder Focus Value Plus Fund Account as provided in the schedule below, and (b) the quotient of (i) average daily net assets of the Fund Account for the period in question divided by (ii) the combined average daily net assets of the Fund Account and of the Scudder Focus Value Plus Fund Account for such period.

                       Net Assets*        Annualized Rate
                       -----------        ---------------
                       $0 - $100 million    0.45 of 1%
                       $100 - 500 million   0.40 of 1%
                       $500 - 1 billion     0.35 of 1%
                       $1 - 2 billion       0.30 of 1%
                       $2 billion +         0.25 of 1%

--------
* Combined net assets of the Fund Account and the Scudder Focus Value Plus Growth Fund Account

   The "average daily net assets" of the Fund Account and the Scudder Focus Value Plus Fund Account shall be calculated at such time or times as the Board may determine in accordance with the provisions of the Investment Company Act of 1940, as amended. The value of the net assets of the Fund Account and the Scudder Focus Value Plus Fund Account shall always be determined pursuant to the applicable provisions of the applicable Declaration of Trust and Registration Statement. If the determination of net asset value does not take place for any particular day, for the purposes of this Schedule A, the net asset value shall be deemed to be the net asset value determined as of the close of business on the last day on which such calculation was made for the purpose of the foregoing computation. If the Series determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purpose of this Schedule A. Fees are charged monthly in arrears based on one-twelfth of the annual fee rate. Fees shall be prorated appropriately if the Subadviser does not perform services pursuant to this Subadvisory Agreement for a full month.}

                                   EXHIBIT G

       INFORMATION REGARDING OTHER FUNDS ADVISED OR SUB-ADVISED BY JANUS

           Funds Seeking Long-Term Growth of Capital Consistent with
                    the Preservation of Capital Similar to
                      SVS Growth Opportunities Portfolio

                                     Net Assets
                                  (Millions) as of        Annual Advisory Fee
Name of Fund                      December 31, 2001 (% of average daily net assets)
------------                      ----------------- -------------------------------

Aegon/Transamerica Series Fund,        $1,081.9        *0.80%
Inc.--Janus Global Portfolio

American Skandia Trust--JanCap         $2,460.5        0.50% to $500 million/+/
Growth Portfolio                                       0.45% next $500 million
                                                       0.40% next $4 billion
                                                       0.35% over $5 billion

IDEX Mutual Funds--IDEX Janus            $942.7        0.50% to $750 million/+/
Global Fund                                            0.45% next $250 million
                                                       0.425% over $1 billion

Janus Fund                            $25,621.8        0.65%

Janus Fund 2                             $406.0        0.65%

Janus Worldwide Fund                  $21,678.6        0.65%

Janus Aspen Growth Portfolio           $2,757.9        0.65%

Janus Aspen Worldwide Growth           $5,911.6        0.65%
Portfolio

Janus Adviser Growth Fund                $365.9        0.65%/++/

Janus Adviser Worldwide Fund           $1,142.1        0.65%/++/

JNL Series Trust--Global Equities        $393.5        0.55% to $100 million/+/
Series                                                 0.50% next $400 million
                                                       0.45% over $500 million

Lincoln National Capital               $1,120.7        0.55% to $100 million/+/
Appreciation Fund, Inc.--                              0.50 next $400 million
Capital Appreciation Fund                              0.45% over $500 million

Metropolitan Series Fund, Inc.--          $13.4        0.55% to $100 million/+/
Janus Growth Portfolio                                 0.50% next $400 million
                                                       0.45% over $500 million

--------
/*/ Janus receives a fee equal to 50% of the fee received by the primary investment adviser as noted in the table above.
/+/ Fees charged by Janus do not reflect the additional fees charged by the primary adviser to the fund. Fees charged by the primary adviser will result in an increase of total fees paid by the fund.
/++/ Until at least July 31, 2003, provided that Janus remains the investment adviser to the fund, Janus has agreed by contract to waive the advisory fee payable by the fund in an amount equal to the amount, if any, that the fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution fee, administrative services fee, brokerage commissions, interest, taxes and extraordinary expenses, exceed the agreed-upon expense limit.

       INFORMATION REGARDING OTHER FUNDS ADVISED OR SUB-ADVISED BY JANUS

                    Funds Seeking Long-Term Capital Growth
                         and Current Income Similar to
                        SVS Growth and Income Portfolio

                                    Net Assets
                                 (Millions) as of        Annual Advisory Fee
Name of Fund                     December 31, 2001 (% of average daily net assets)
------------                     ----------------- -------------------------------

The GCG Trust--Growth and               $91.8      0.55% to $100 million/*/;
Income Portfolio                                   0.50% next $400 million;
                                                   0.45% over $500 million

IDEX Mutual Funds--IDEX Janus           $24.7      0.55% to $100 million/*+/; 0.50%
Growth and Income Fund                             next $400 million;
                                                   0.45% over $500 million

Janus Growth and Income Fund         $7,147.9      0.65%

Janus Aspen Growth and Income          $177.9      0.65%
Portfolio

Janus Adviser Growth and Income        $159.3      0.65%/++/
Fund

JNL Series Trust--JNL Growth and        $20.3      0.55% to $100 million/*/;
Income Series                                      0.50% next $400 million;
                                                   0.45% over $500 million

--------
/*/ Fees charged by Janus do not reflect the additional fees charged by the primary adviser to the fund. Fees charged by the primary adviser will result in an increase of total fees paid by the fund.
/+/ For purposes of an expense limit, Janus has agreed to waive a portion of its subadvisory fee to the extent that, in any fiscal year, the total cost to the fund of normal operating expenses chargeable to its income account, including the investment advisory fee, but excluding brokerage commissions, interest, taxes, and 12b-1 fees exceeds 1.40% of the fund's daily net assets.
/++/ Until at least July 31, 2003, provided that Janus remains the investment adviser to the fund, Janus has agreed by contract to waive the advisory fee payable by the fund in an amount equal to the amount, if any, that the fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution fee, administrative services fee, brokerage commissions, interest, taxes and extraordinary expenses, exceed the agreed-upon expense limit.

                                  APPENDIX 1

                         INFORMATION REGARDING SCUDDER

   Zurich Scudder Investments, Inc., located at 345 Park Avenue, New York, New York 10154, is one of the largest and most experienced investment management firms in the United States. It was established as a partnership in 1919 and restructured as a Delaware corporation in 1985. Its first fund was launched in 1928. As of December 31, 2001, Scudder had approximately $328 billion in assets under management. The principal source of Scudder's income is professional fees received from providing continuing investment advice. Scudder provides investment counsel for many individuals and institutions, including insurance companies, endowments, industrial corporations and financial and banking organizations.

   As of December 31, 2001, the outstanding securities of Scudder are held of record as follows: 1.31% by Zurich Insurance Company, 54 Thompson Street, Third Floor, New York, New York 10012; 37.78% and 16.06% by Zurich Holding Company of America ("ZHCA"), 1400 American Lane, Schaumburg, Illinois, 60196 and Zurich Financial Services (UKISA) Limited, 22 Arlington Street, London SW1A, 1RW United Kingdom, respectively, each a wholly owned subsidiary of Zurich Insurance Company; 27.14% by ZKI Holding Corporation ("ZKIH"), 222 South Riverside Plaza, Chicago, Illinois 60606, a wholly owned subsidiary of ZHCA; 13.91% by Stephen R. Beckwith, Lynn S. Birdsong, Kathryn L. Quirk and Edmond D. Villani in their capacity as representatives (the "Management Representatives") of Scudder's employee and retired employee stockholders pursuant to a Second Amended and Restated Security Holders Agreement among Scudder, Zurich Insurance Company, ZHCA, ZKIH, the Management Representatives, the employee stockholders, the retired employee stockholders and Edmond D. Villani, as trustee of Zurich Scudder's Executive Defined Contribution Plan Trust (the "Plan Trust"); and 3.80% by the Plan Trust.

   On October 17, 2000, the dual holding company structure of Zurich Financial Services Group was unified under a single Swiss holding company called Zurich Financial Services, Mythenquai 2, 8002 Zurich, Switzerland. Zurich Insurance Company is an indirect wholly owned subsidiary of Zurich Financial. The transaction did not affect Zurich Insurance Company's ownership interest in Scudder or Scudder's operations.

   The names and principal occupations of the principal executive officers and directors of Scudder are shown below.

  Directors and Officers of Scudder

   Steven M. Gluckstern, 105 East 17th Street, Fourth Floor, New York, New York 10003. Chairman of the Board and Director, Scudder. Chief Executive Officer, Zurich Global Assets LLC.

   Edmond D. Villani, 345 Park Avenue, New York, New York 10154. President, Chief Executive Officer and Director, Scudder. Managing Director, Scudder.

   Kathryn L. Quirk, 345 Park Avenue, New York, New York 10154. General Counsel, Chief Compliance Officer, Chief Legal Officer and Secretary, Scudder. Managing Director, Scudder.

   Farhan Sharaff, 345 Park Avenue, New York, New York 10154. Chief Investment Officer, Scudder. Managing Director, Scudder.

   Chris C. DeMaio, 345 Park Avenue, New York, New York 10154. Treasurer, Scudder. Managing Director, Scudder.

   Nicholas Bratt, 345 Park Avenue, New York, New York 10154. Corporate Vice President and Director, Scudder. Managing Director, Scudder.

   Lynn S. Birdsong, 345 Park Avenue, New York, New York, 10154. Corporate Vice President and Director, Scudder. Managing Director, Scudder.

   Laurence W. Cheng, 54 Thompson Street, New York, New York 10012. Director, Scudder. Chairman and Chief Executive Officer, Capital Z Management, LLC.

   Martin Feinstein, 4680 Wilshire Boulevard, Los Angeles, California 90010. Director, Scudder. Chairman of the Board, President and Chief Executive Officer, Farmers Group, Inc.

   Gunther Gose, Mythenquai 2, P.O. Box CH-8022, Zurich, Switzerland. Director, Scudder. Chief Financial Officer, Zurich Financial.

   Appendix 8 includes information regarding each officer of the Trust who is associated with Scudder.

   Certain senior executives of Scudder are expected to take positions at Deutsche Asset Management, including Edmond D. Villani, Scudder's President and Chief Executive Officer, who is expected to join the existing Deutsche Asset Management Global Executive Committee, as well as serve on the Americas leadership team. Deutsche Bank has represented that it does not anticipate that the Transaction will have any adverse effect on Scudder's ability to fulfill its obligations under the New Investment Management Agreements or on its ability to operate its businesses in a manner consistent with its current practices.

   Edmond Villani, Nicholas Bratt and Lynn Birdsong, each a director of Scudder, are parties to employment agreements with Scudder, entered into in 1997 when Scudder was acquired by Zurich Financial, which would provide each executive, if his employment is terminated by Scudder without cause or by the executive for good reason, with a severance payment equal to two times the sum of his base salary and the higher of his two most recent annual bonuses, in the case of Messrs. Villani and Bratt, and equal to the sum of his base salary and the higher of his two most recent annual bonuses, in the case of Mr. Birdsong. In addition, Messrs. Villani, Bratt and Birdsong are participants in the Zurich Scudder Investments Supplemental Employee Retirement Plan, the Zurich Scudder Investments Excess Retirement Plan, the Zurich Scudder Investments Long-Term Incentive Plan, the Zurich Scudder Investments Executive Defined Contribution Plan, the Zurich Scudder Investments Special Incentive Compensation Plan and the Zurich Scudder Investments Supplemental Profit Sharing Plan (collectively, the "Plans"). Pursuant to the terms of each of the Zurich Scudder Investments Supplemental Employee Retirement Plan, Zurich Scudder Investments Executive Defined Contribution Plan and Zurich Scudder Investments Special Incentive Compensation Plan, upon consummation of the Transaction, the respective accounts of each participant in such Plans will become fully vested to the extent that such amounts were not vested prior to the consummation of the Transaction.

   Scudder also informed the Portfolios that as of December 31, 2001, Scudder shared power to vote and dispose of 1,634,248 shares of Deutsche Bank common stock (approximately 0.26 of 1% of the shares outstanding). All of those shares were held by various investment companies managed by Scudder. On that date, Scudder also shared power to vote and/or dispose of other securities of Deutsche Bank and its affiliates, some of which were also held by various investment companies managed by Scudder. To the extent required by the 1940 Act, prior to, or within a reasonable time after the Transaction, Scudder will dispose of the Deutsche Bank (and affiliates) securities held by various investment companies managed by Scudder, and Deutsche Bank will pay the transactional costs associated with such disposition.

                                  APPENDIX 2

                      PROPOSED PORTFOLIO MANAGER CHANGES

   Below is a table that shows, as of February 4, 2002, the anticipated changes to the lead portfolio management of the Portfolios. The information contained in the table is subject to change prior to or following the close of the Transaction. Shareholders of a Portfolio will be notified following a change in their Portfolio's lead portfolio manager(s).

                                  Lead Portfolio Managers      Lead Portfolio Managers after
Portfolio                         as of December 31, 2001             the Transaction
---------                      ------------------------------ -------------------------------

Scudder Blue Chip Portfolio    Tracy McCormick                Joshua Feuerman

Scudder Government Securities  Scott E. Dolan                 John Dugenske
Portfolio

Scudder Growth Portfolio       Gary A. Langbaum, Jesse Stuart Jesse Stuart

Scudder High Yield Portfolio   Harry E. Resis, Jr.            Andrew Cestone,
                                                              Harry E. Resis, Jr.

Scudder Investment Grade Bond  Robert S. Cessine              Timothy Vile, Christopher
Portfolio                                                     Gagnier, David Baldt, Gary
                                                              Bartlett, Warren Davis, Daniel
                                                              Taylor, Thomas Flaherty

Scudder Money Market Portfolio Frank J. Rachwalski, Jr.       Darlene Rasel

Scudder Small Cap Growth       Jesus C. Cabrera               Sewall F. Hodges, Peter Chin,
Portfolio                                                     Roy McKay

Scudder Technology Growth      Robert L. Horton               Blair Treisman
Portfolio

Scudder Total Return Portfolio Gary A. Langbaum               William F. Gadsden, Christopher
                                                              Gagnier, David Baldt, Timothy
                                                              Vile, Gary Bartlett, Warren
                                                              Davis, Daniel Taylor, Thomas
                                                              Flaherty, Janet Campagna

SVS Focus Value+Growth Lois Roman, Scudder; Jennison Dreman Value Management,
Portfolio              Associates LLC                L.L.C.; Jennison Associates LLC

                                  APPENDIX 3

                     FEES PAID TO SFAC, SISC, SDI AND SISI

                                                    Aggregate   Aggregate  Aggregate   Aggregate
Portfolio                              Fiscal Year Fee to SFAC Fee to SISC Fee to SDI Fee to SISI
---------                              ----------- ----------- ----------- ---------- -----------

Scudder Aggressive Growth Portfolio     12/31/01    $ 28,733       $0          $0       $1,387

Scudder Blue Chip Portfolio             12/31/01    $      0       $0          $0       $1,387

Scudder Contrarian Value Portfolio      12/31/01    $      0       $0          $0       $1,387

Scudder Global Blue Chip Portfolio      12/31/01    $ 49,771       $0          $0       $1,387

Scudder Government Securities
Portfolio                               12/31/01    $      0       $0          $0       $1,387

Scudder Growth Portfolio                12/31/01    $      0       $0          $0       $1,387

Scudder High Yield Portfolio            12/31/01    $      0       $0          $0       $1,387

Scudder Investment Grade Bond
Portfolio                               12/31/01    $      0       $0          $0       $1,387

Scudder Money Market Portfolio          12/31/01    $      0       $0          $0       $1,387

Scudder Small Cap Growth Portfolio      12/31/01    $      0       $0          $0       $1,387

Scudder Technology Growth Portfolio     12/31/01    $ 67,464       $0          $0       $1,407

Scudder Total Return Portfolio          12/31/01    $      0       $0          $0       $1,387

SVS Dreman Financial Service Portfolio  12/31/01    $ 43,868       $0          $0       $1,387

SVS Dreman High Return Equity
Portfolio                               12/31/01    $ 81,776       $0          $0       $1,387

SVS Dreman Small Cap Value Portfolio    12/31/01    $      0       $0          $0       $1,387

SVS Focus Value+Growth Portfolio        12/31/01    $      0       $0          $0       $1,387

SVS Growth and Income Portfolio         12/31/01    $ 57,543       $0          $0       $1,387

SVS Growth Opportunities Portfolio      12/31/01    $156,916       $0          $0       $1,387

SVS Index 500 Portfolio                 12/31/01    $ 26,735       $0          $0       $1,387

                                  APPENDIX 4

                  PORTFOLIO MANAGEMENT FEE RATES, NET ASSETS
                         AND AGGREGATE MANAGEMENT FEES

                                                                                       Aggregate
                                                           Annual Management           Management
Portfolio                 Fiscal Year  Net Assets              Fee Rate               Fee Paid +/*/
---------                 ----------- ------------         -----------------          ------------
Scudder Aggressive Growth  12/31/01   $70,506,554  0.750% to $250 million              $  483,759
Portfolio                                          0.720% next $750 million
                                                   0.700% next $1.5 billion
                                                   0.680% next $2.5 billion
                                                   0.650% next $2.5 billion
                                                   0.640% next $2.5 billion
                                                   0.630% next $2.5 billion
                                                   0.620% over $12.5 billion

Scudder Blue Chip          12/31/01   $239,669,789 0.650% of average daily net assets  $1,442,334
Portfolio

Scudder Contrarian Value   12/31/01   $256,883,855 0.750% of average daily net assets  $1,710,166
Portfolio

Scudder Global Blue Chip   12/31/01   $ 44,457,753 1.000% to $250 million              $  360,873
Portfolio                                          0.950% next $500 million
                                                   0.900% next $750 million
                                                   0.850% next $1.5 billion
                                                   0.800% over $3 billion

Scudder Government         12/31/01   $305,223,400 0.550% of average daily net assets  $1,288,534
Securities Portfolio

Scudder Growth Portfolio   12/31/01   $419,560,868 0.600% of average daily net assets  $2,797,103

Scudder High Yield         12/31/01   $335,090,389 0.600% of average daily net assets  $1,817,767
Portfolio

Scudder Investment Grade   12/31/01   $133,759,440 0.600% of average daily net assets  $  619,125
Bond Portfolio

Scudder Money Market       12/31/01   $670,699,591 0.500% of average daily net assets  $2,318,839
Portfolio

Scudder Small Cap Growth   12/31/01   $232,300,366 0.650% of average daily net assets  $1,542,283
Portfolio

Scudder Technology         12/31/01   $350,522,984 0.750% to $250 million              $2,370,718
Growth Portfolio                                   0.720% next $750 million
                                                   0.700% next $1.5 billion
                                                   0.680% next $2.5 billion
                                                   0.650% next $2.5 billion
                                                   0.640% next $2.5 billion
                                                   0.630% next $2.5 billion
                                                   0.620% over $12.5 billion

Scudder Total Return       12/31/01   $861,012,522 0.550% of average daily net assets  $4,678,125
Portfolio

                                                                                      Aggregate
                                                         Annual Management            Management
Portfolio                Fiscal Year  Net Assets             Fee Rate                Fee Paid +/*/
---------                ----------- ------------        -----------------           ------------

SVS Dreman Financial      12/31/01   $117,047,378 0.750% to $250 million              $  650,194
Service Portfolio                                 0.720% next $750 million
                                                  0.700% next $1.5 billion
                                                  0.680% next $2.5 billion
                                                  0.650% next $2.5 billion
                                                  0.640% next $2.5 billion
                                                  0.630% next $2.5 billion
                                                  0.620% over $12.5 billion

SVS Dreman High Return    12/31/01   $443,396,453 0.750% to $250 million              $2,030,660
Equity Portfolio                                  0.720% next $750 million
                                                  0.700% next $1.5 billion
                                                  0.680% next $2.5 billion
                                                  0.650% next $2.5 billion
                                                  0.640% next $2.5 billion
                                                  0.630% next $2.5 billion
                                                  0.620% over $12.5 billion

SVS Dreman Small Cap      12/31/01   $193,734,241 0.750% of average daily net assets  $  908,139
Value Portfolio

SVS Focus Value+Growth    12/31/01   $139,805,320 0.750% of average daily net assets  $1,057,299
Portfolio

SVS Growth and Income     12/31/01   $178,848,733 0.950% to $250 million              $1,222,426
Portfolio                                         0.925% next $250 million
                                                  0.900% next $500 million
                                                  0.875% next $1.5 billion
                                                  0.850% over $2.5 billion

SVS Growth Opportunities  12/31/01   $163,896,727 0.950% to $250 million              $1,394,470
Portfolio                                         0.925% next $250 million
                                                  0.900% next $500 million
                                                  0.875% next $1.5 billion
                                                  0.850% over $2.5 billion

SVS Index 500 Portfolio   12/31/01   $219,309,631 0.440% to $200 million              $  615,130
                                                  0.400% next $550 million
                                                  0.380% next $1.25 billion
                                                  0.365% next $3 billion
                                                  0.335% over $5 billion/#/

--------
/*/ The aggregate management fee paid amounts are for each Portfolio's most recently completed fiscal year, unless otherwise noted.
/+/ Aggregate management fees disclosed in this table may include fees paid to successors and affiliates of Scudder.
/#/ Under the New Investment Management Agreement between Scudder and SVS Index 500 Portfolio, the management fee rate will be 0.370% to $250 million, 0.330% next $250 million, 0.310% next $500 million, 0.295% next $1.5 billion, 0.270% over $2.5 billion.

                                  APPENDIX 5

              DATES RELATING TO INVESTMENT MANAGEMENT AGREEMENTS

                                                     Current
                                                    Investment              Termination
                                                    Management      New     Date (Unless
                                         Date of    Agreement   Investment   Continued)
                                         Current       Last     Management    For New
                                        Investment   Approved    Agreement   Investment
                                        Management      By       Approved    Management
Portfolio                               Agreement  Shareholders By Trustees  Agreement
---------                               ---------- ------------ ----------- ------------
Scudder Aggressive Growth Portfolio        5/1/99      3/3/99     2/4/02      9/30/02
Scudder Blue Chip Portfolio                9/7/98    12/16/98     2/4/02      9/30/02
Scudder Contrarian Value Portfolio         9/7/98    12/16/98     2/4/02      9/30/02
Scudder Global Blue Chip Portfolio         6/1/00    12/16/98     2/4/02      9/30/02
Scudder Government Securities Portfolio    9/7/98    12/16/98     2/4/02      9/30/02
Scudder Growth Portfolio                   9/7/98    12/16/98     2/4/02      9/30/02
Scudder High Yield Portfolio               9/7/98    12/16/98     2/4/02      9/30/02
Scudder Investment Grade Bond Portfolio    9/7/98    12/16/98     2/4/02      9/30/02
Scudder Money Market Portfolio             9/7/98    12/16/98     2/4/02      9/30/02
Scudder Small Cap Growth Portfolio         9/7/98    12/16/98     2/4/02      9/30/02
Scudder Technology Growth Portfolio        5/1/99      3/3/99     2/4/02      9/30/02
Scudder Total Return Portfolio             9/7/98    12/16/98     2/4/02      9/30/02
SVS Dreman Financial Service Portfolio     9/7/98    12/16/98     2/4/02      9/30/02
SVS Dreman High Return Equity Portfolio    9/7/98    12/16/98     2/4/02      9/30/02
SVS Dreman Small Cap Value Portfolio       9/7/98    12/16/98     2/4/02      9/30/02
SVS Focus Value+Growth Portfolio           9/7/98    12/16/98     2/4/02      9/30/02
SVS Growth and Income Portfolio          10/29/99    10/29/99     2/4/02      9/30/02
SVS Growth Opportunities Portfolio       10/29/99    10/29/99     2/4/02      9/30/02
SVS Index 500 Portfolio                    8/1/99      9/1/99     2/4/02      9/30/02

                                  APPENDIX 6

                         PORTFOLIO SHARES OUTSTANDING

   The table below sets forth the number of shares outstanding for each Portfolio as of December 31, 2001.

      Portfolio                               Number of Shares Outstanding
      ---------                               ----------------------------
      Scudder Aggressive Growth Portfolio              6,898,699.16
      Scudder Blue Chip Portfolio                     19,851,259.10
      Scudder Contrarian Value Portfolio              19,168,290.79
      Scudder Global Blue Chip Portfolio               4,612,725.36
      Scudder Government Securities Portfolio         24,768,243.80
      Scudder Growth Portfolio                        19,928,329.34
      Scudder High Yield Portfolio                    41,133,892.70
      Scudder Investment Grade Bond Portfolio         11,645,925.17
      Scudder Money Market Portfolio                 670,711,570.94
      Scudder Small Cap Growth Portfolio              18,115,946.94
      Scudder Technology Growth Portfolio             37,439,838.58
      Scudder Total Return Portfolio                  38,151,294.50
      SVS Dreman Financial Services Portfolio         10,853,999.03
      SVS Dreman High Return Equity Portfolio         41,005,810.28
      SVS Dreman Small Cap Value Portfolio            14,668,207.24
      SVS Focus Value+Growth Portfolio                10,690,064.68
      SVS Growth And Income Portfolio                 19,768,850.27
      SVS Growth Opportunities Portfolio              20,845,924.75
      SVS Index 500 Portfolio                         25,657,004.15

                                  APPENDIX 7

              BENEFICIAL OWNERS OF 5% OR MORE OF PORTFOLIO SHARES

Portfolio                                                        Owner                                   Amount       Percentage
---------                           ---------------------------------------------------------------    ----------     ----------

Scudder Aggressive Growth           Farmer's Life Insurance Company, 3003 77th Avenue S.E.,             3,922,150       56.79%
Portfolio                           Mercer Island, WA 98040

Scudder Aggressive Growth           Allmerica Life Insurance Company, 440 Lincoln Street,               2,865,142       41.48%
Portfolio                           Worcester, MA 01653

Scudder Blue Chip Portfolio         Allmerica Life Insurance Company, 440 Lincoln Street,              11,316,951       57.10%
                                    Worcester, MA 01653

Scudder Blue Chip Portfolio         Farmer's Life Insurance Company, 3003 77th Avenue S.E.,             7,302,479       36.84%
                                    Mercer Island, WA 98040

Scudder Contrarian Value            Allmerica Life Insurance Company, 440 Lincoln Street,               9,354,884       48.82%
Portfolio                           Worcester, MA 01653

Scudder Contrarian Value            Kemper Investor's Life Insurance Company, 1600 McConnor Parkway,    4,463,720       23.29%
Portfolio                           Schaumburg, IL 60196

Scudder Global Blue Chip            Farmer's Life Insurance Company, 3003 77th Avenue S.E.,             2,369,485       51.47%
Portfolio                           Mercer Island, WA 98040

Scudder Global Blue Chip            Allmerica Life Insurance Company, 440 Lincoln Street,               2,114,032       45.92%
Portfolio                           Worcester, MA 01653

Scudder Government Securities       Allmerica Life Insurance Company, 440 Lincoln Street,               8,872,828       35.88%
Portfolio                           Worcester, MA 01653

Scudder Government Securities       Farmer's Life Insurance Company, 3003 77th Avenue S.E.,             7,730,341       31.26%
Portfolio                           Mercer Island, WA 98040

Scudder Government Securities       Kemper Investor's Life Insurance Company, 1600 McConnor Parkway,    5,738,973       23.21%
Portfolio                           Schaumburg, IL 60196

Scudder Government Securities       Lincoln Choice Plus Benefit Life, 2920 South 84th Street,           1,497,894        6.05%
Portfolio                           Lincoln, NE 68506

Scudder Growth Portfolio            Kemper Investor's Life Insurance Company, 1600 McConnor Parkway,   12,183,463       61.14%
                                    Schaumburg, IL 60196

Portfolio                                                   Owner                              Amount          Percentage
---------                          -------------------------------------------------------   -----------       ----------

Scudder Growth Portfolio           Allmerica Life Insurance Company, 440 Lincoln Street,      5,059,125          25.39%
                                   Worcester, MA 01653

Scudder Growth Portfolio           Farmer's Life Insurance Company, 3003 77th Avenue S.E.,    2,287,894          11.48%
                                   Mercer Island, WA 98040

Scudder High Yield Portfolio       Allmerica Life Insurance Company, 440 Lincoln Street,     17,231,696          41.88%
                                   Worcester, MA 01653

Scudder High Yield Portfolio       Farmer's Life Insurance Company, 3003 77th Avenue S.E.,    7,243,816          17.60%
                                   Mercer Island, WA 98040

Scudder Investment Grade Bond      Allmerica Life Insurance Company, 440 Lincoln Street,      5,784,517          49.77%
Portfolio                          Worcester, MA 01653

Scudder Investment Grade Bond      Farmer's Life Insurance Company, 3003 77th Avenue S.E.,    4,424,171          38.07%
Portfolio                          Mercer Island, WA 98040

Scudder Investment Grade Bond      Kemper Investor's Life Insurance Company, 1600 McConnor    1,237,291          10.64%
Portfolio                          Parkway, Schaumburg, IL 60196

Scudder Money Market Portfolio     Farmer's Life Insurance Company, 3003 77th Avenue S.E.,  251,052,474          40.16%
                                   Mercer Island, WA 98040

Scudder Money Market Portfolio     Allmerica Life Insurance Company, 440 Lincoln Street,    239,983,814          38.39%
                                   Worcester, MA 01653

Scudder Money Market Portfolio     Kemper Investor's Life Insurance Company, 1600 McConnor  170,440,261          27.26%
                                   Parkway, Schaumburg, IL 60196

Scudder Small Cap Growth           Kemper Investor's Life Insurance Company, 1600 McConnor    7,262,304          40.11%
Portfolio                          Parkway, Schaumburg, IL 60196

Scudder Small Cap Growth           Allmerica Life Insurance Company, 440 Lincoln Street,      5,428,580          29.98%
Portfolio                          Worcester, MA 01653

Scudder Small Cap Growth           Farmer's Life Insurance Company, 3003 77th Avenue S.E.,    4,786,132          26.43%
Portfolio                          Mercer Island, WA 98040

Scudder Technology Growth          Farmer's Life Insurance Company, 3003 77th Avenue S.E.,   23,074,332          60.09%
Portfolio                          Mercer Island, WA 98040

Scudder Technology Growth          Allmerica Life Insurance Company, 440 Lincoln Street,     13,618,863          35.96%
Portfolio                          Worcester, MA 01653

Scudder Total Return Portfolio     Kemper Investor's Life Insurance Company, 1600 McConnor   20,401,032          53.46%
                                   Parkway, Schaumburg, IL 60196

Scudder Total Return Portfolio     Allmerica Life Insurance Company, 440 Lincoln Street,     12,621,418          33.07%
                                   Worcester, MA 01653

Scudder Total Return Portfolio     Farmer's Life Insurance Company, 3003 77th Avenue S.E.,    4,841,288          12.68%
                                   Mercer Island, WA 98040

Portfolio                                                   Owner                                 Amount         Percentage
---------                          --------------------------------------------------------     ----------       ----------


SVS Dreman Financial Services      Allmerica Life Insurance Company, 440 Lincoln Street,         5,603,765         51.66%
Portfolio                          Worcester, MA 01653

SVS Dreman Financial Services      Farmer's Life Insurance Company, 3003 77th Avenue S.E.,       4,788,716         44.15%
Portfolio                          Mercer Island, WA 98040

SVS Dreman High Return Equity      Farmer's Life Insurance Company, 3003 77th Avenue S.E.,      25,939,152         62.21%
Portfolio                          Mercer Island, WA 98040

SVS Dreman High Return Equity      Allmerica Life Insurance Company, 440 Lincoln Street,        13,732,387         33.64%
Portfolio                          Worcester, MA 01653

SVS Dreman Small Cap Value         Farmer's Life Insurance Company, 3003 77th Avenue S.E.,       6,074,311         33.55%
Portfolio                          Mercer Island, WA 98040

SVS Dreman Small Cap Value         Allmerica Life Insurance Company, 440 Lincoln Street,         5,416,710         29.91%
Portfolio                          Worcester, MA 01653

SVS Dreman Small Cap Value         Kemper Investor's Life Insurance Company, 1600 McConnor       2,560,430         14.14%
Portfolio                          Parkway, Schaumburg, IL 60196

SVS Focus Value+Growth             Allmerica Life Insurance Company, 440 Lincoln Street,         6,526,620         61.08%
Portfolio                          Worcester, MA 01653

SVS Focus Value+Growth             Farmer's Life Insurance Company, 3003 77th Avenue S.E.,       2,058,069         19.26%
Portfolio                          Mercer Island, WA 98040

SVS Focus Value+Growth             Kemper Investor's Life Insurance Company, 1600 McConnor       1,904,198         17.82%
Portfolio                          Parkway, Schaumbuerg, IL 60196

SVS Growth and Income              Farmer's Life Insurance Company, 3003 77th Avenue S.E.,      11,685,180         59.35%
Portfolio                          Mercer Island, WA 98040

SVS Growth and Income              Allmerica Life Insurance Company, 440 Lincoln Street,         7,554,813         38.32%
Portfolio                          Worcester, MA 01653

SVS Growth Opportunities           Farmer's Life Insurance Company, 3003 77th Avenue S.E.,      11,944,774         57.44%
Portfolio                          Mercer Island, WA 98040

SVS Growth Opportunities           Allmerica Life Insurance Company, 440 Lincoln Street,         8,380,748         40.30%
Portfolio                          Worcester, MA 01653

SVS Index 500 Portfolio            Farmer's Life Insurance Company, 3003 77th Avenue S.E.,      17,000,199         66.67%
                                   Mercer Island, WA 98040

SVS Index 500 Portfolio            Allmerica Life Insurance Company, 440 Lincoln Street,         7,829,432         30.70%
                                   Worcester, MA 01653

                                  APPENDIX 8

                                   OFFICERS

   The following persons are officers of the Trust noted in the table below:

                                           Present Office with the
                                         Trust; Principal Occupation            Year First Became
Name (age)                                   or Employment/(1)/                  an Officer/(2)/
----------                               ---------------------------            -----------------
Mark S. Casady (41)           Trustee and President; Managing Director,               1998
                              Scudder.

Linda C. Coughlin (50)        Trustee, Vice President and Chairperson;                2001
                              Managing Director, Scudder.

Philip J. Collora (56)        Vice President and Assistant Secretary; Attorney,       1992
                              Senior Vice President, Scudder.

Kathryn L. Quirk (49)         Vice President; Managing Director, Scudder.             1998

Richard L. Vandenberg (52)    Vice President; Managing Director, Scudder;             1997
                              formerly, Senior Vice President and portfolio
                              manager with an unaffiliated investment
                              management firm.


J. Patrick Beimford (51)      Vice President; Managing Director, Scudder.             2001

Robert S. Cessine (52)        Vice President; Managing Director, Scudder.             1996

Irene T. Cheng (47)           Vice President; Managing Director, Scudder.             2000

Jan C. Faller (35)            Vice President; Senior Vice President, Scudder;         2000
                              formerly, bond and currency investment manager
                              with an unaffiliated asset management firm.

Carol L. Franklin (49)        Vice President; Managing Director, Scudder.             2001

William Gadsden (47)          Vice President; Managing Director, Scudder.             2002

Sewall Hodges (47)            Vice President; Managing Director, Scudder.             2000

William E. Holzer (52)        Vice President; Managing Director, Scudder.             2001

Frank J. Rachwalski, Jr. (56) Vice President; Managing Director, Scudder.             1995

Harry E. Resis, Jr. (56)      Vice President; Managing Director, Scudder.             1995

Thomas F. Sassi (59)          Vice President; Managing Director, Scudder.             1998

                            Present Office with the
                               Trust; Principal
                                  Occupation              Year First Became
 Name (age)                   or Employment/(1)/           an Officer/(2)/
 ----------                 -----------------------       -----------------
 Jesse Stuart (35)         Vice President; Senior               2002
                           Vice President, Scudder.

 Robert D. Tymoczko (32)   Vice President; Senior               2000
                           Vice President, Scudder.

 Linda J. Wondrack (37)    Vice President;                      1998
                           Managing Director, Scudder.

 Gary French (50)          Treasurer; Managing                  2002
                           Director, Scudder.

 John R. Hebble (43)       Assistant Treasurer;                 1998
                           Senior Vice President,
                           Scudder.

 Brenda Lyons (38)         Assistant Treasurer;                 1998
                           Senior Vice President,
                           Scudder.

 Thomas Lally (34)         Assistant Treasurer;                 2001
                           Senior Vice President,
                           Scudder.

 John Millette (39)        Secretary; Vice                      2001
                           President, Scudder.

 Caroline Pearson (39)     Assistant Secretary;                 1998
                           Managing Director,
                           Scudder; formerly,
                           Associate, Dechert
                           Price & Rhoads (law firm)
                           1989 to 1997.
--------
/(1)/ Unless otherwise stated, all of the officers have been associated with their respective companies for more than five years, although not necessarily in the same capacity.
/(2)/ The President, Treasurer and Secretary each holds office until the first meeting of Trustees in each calendar year and until his or her successor has been duly elected and qualified, and all other officers hold office as the Trustees permit in accordance with the By-laws of the Trust.

Q&A continued

--------------------------------------------------------------------------------

Q Will the investment management fee rate be the same upon approval of the new investment management agreement?

A Yes, the investment management fee rate applicable to your Portfolio under the new investment management agreement is the same as that currently in effect, except that the rate paid by the SVS Index 500 Portfolio will be lower following the Transaction.

Q  How does my Portfolio's Board recommend that I vote?

A After careful consideration, the members of your Portfolio's Board, including those who are not affiliated with Scudder or Deutsche Bank, unanimously recommend that you vote in favor of the new investment management agreement. The reasons for their recommendation are discussed in more detail in the enclosed Proxy Statement under "Board Approval and Recommendation" and "Board Considerations" in Proposal 1.

Q Will my Portfolio pay for the proxy solicitation and legal costs associated with this Transaction?

A No, neither you nor your Portfolio will bear any costs associated with the proposed Transaction. Scudder has agreed to bear these costs.

Q  How can I vote my shares?

A You may choose from one of the following options as described in more detail on the proxy card(s):

   o  by mail, using the enclosed proxy card(s) and return envelope;

   o  in person at the shareholder meeting.

Voting through the Internet may be offered for your Portfolio. Please see the enclosed proxy card(s) for more information.

Q  What should I do if I receive more than one proxy card?

A Because each Portfolio's shareholders must vote separately, you are being sent a proxy card for each Portfolio account that you have. Please vote on all applicable proposals shown on each proxy card that you receive.

Q  Whom should I call for additional information about this proxy statement?

A Please call Georgeson Shareholder Communications, your Portfolio's information agent, at (866) 515-0336.

--------------------------------------------------------------------------------
thank you

FOR MAILING YOUR PROXY CARD PROMPTLY!

--------------------------------------------------------------------------------

We appreciate your continuing support and look forward to serving your future investment needs.


For more information, please contact Georgeson Shareholder

Communications your Portfolio's information agent, at (866) 515-0336.

--------------------------------------------------------------------------------

                                                                      SVS II #7

SCUDDER
INVESTMENTS

PO Box 219151, Kansas City, MO 64121-9151

                             YOUR VOTE IS IMPORTANT!

PORTFOLIO NAME PRINTS HERE
                                Special Meeting of Shareholders - March 28, 2002

I hereby appoint Philip J. Collora, John Millette, Caroline Pearson and Kathryn
L. Quirk, each with the full power of substitution, as my proxies to vote all shares of the above-referenced portfolio (the "Portfolio"), a series of Scudder Variable Series II, that I am entitled to vote, as shown on the reverse side, at the Special Meeting of Shareholders (the "Special Meeting") of the Portfolio to be held on March 28, 2002 at 4:00 p.m., Eastern time, at the offices of Zurich Scudder Investments, Inc., 13th Floor, Two International Place, Boston, Massachusetts 02110-4103, and at any adjournments or postponements thereof.

I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement relating to the Special Meeting.

This instruction may be revoked at any time prior to its exercise at the Special Meeting by execution of a subsequent proxy card, by written notice to the Portfolio's Secretary or by voting in person at the Special Meeting.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

Dated                         , 2002
     -------------------------



----------------------------------
Signature(s) of Shareholder(s)


Please sign exactly as your name or names appear. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such.


LABEL BELOW FOR MIS USE ONLY!
SCUDDER VARIABLE SERIES II
STATEMENT #7
ORIGINAL 2-11-02 KD
JOHN (SKSVSIIF)
REVIEW #1 2-12-02 KD
REVISION #1 2-13-02 KD

MIS EDITS:      # OF CHANGES   /   PRF 1   PRF 2
                            --- ---     ---     ---

OK TO PRINT AS IS*  *
                 ---
By signing this form you are authorizing MIS to print this form in its current state.


--------------------------------------------------------
SIGNATURE OF PERSON AUTHORIZING PRINTING           DATE

Please fill in box(es) as shown using black ink or number 2 pencil.          [X]
PLEASE DO NOT USE FINE POINT PENS.


                             YOUR VOTE IS IMPORTANT!

This proxy, if properly executed, will be voted in the manner directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the proposals.

This proxy is solicited on behalf of your Portfolio's Board. The Board of each Portfolio recommends that shareholders vote FOR all Proposals.


PROPOSAL 1
----------

To approve a new investment management agreement for the Portfolio with Zurich Scudder Investments, Inc.

                      FOR      AGAINST     ABSTAIN
                      [ ]        [ ]         [ ]

PROPOSAL 2
----------

(For shareholders of SVS Focus Value+Growth Portfolio, SVS Dreman Small Cap Value Portfolio, SVS Dreman Financial Services Portfolio and SVS Dreman High Return Equity Portfolio only) to approve a new sub-advisory agreement for each Portfolio between the Portfolio's investment manager and Dreman Value Management, L.L.C.

                      FOR      AGAINST     ABSTAIN
                      [ ]        [ ]         [ ]


PROPOSAL 3
----------

(For shareholders of SVS Focus Value+Growth Portfolio only) to approve a new sub-advisory agreement between the Portfolio's investment manager and Jennison Associates LLC.

                      FOR      AGAINST     ABSTAIN
                      [ ]        [ ]         [ ]


PROPOSAL 4
----------

(For shareholders of SVS Growth and Income Portfolio and SVS Growth Opportunities Portfolio only) to approve a new sub-advisory agreement for each Portfolio between the Portfolio's investment manager and Janus Capital Corporation.

                      FOR      AGAINST     ABSTAIN
                      [ ]        [ ]         [ ]


The proxies are authorized to vote in their discretion on any other business that may properly come before the meeting and any adjournments or postponements thereof.

         PLEASE BE SURE TO SIGN AND DATE THIS PROXY ON THE REVERSE SIDE